UNITED STATES
	Securities and Exchange Commission
	    Washington, D.C.  20549

		FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
          INVESTMENT COMPANIES

Investment Company Act file number 811-6477

SM&R Investments, Inc.
P.O. Box 58969
Houston, TX  77258-8969

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969
(800) 231-4639

Fiscal year end:  August 31

Reporting period:  August 31, 2004


ITEM 1. REPORT TO SHAREHOLDERS

Securities Management and Research, Inc.
P.O. Box 58969
Houston, TX 77258-8969

[GRAPHIC]

[SM&R MUTUAL FUNDS LOGO]

WHERE WE ARE

2004

ANNUAL REPORT

FOR THE FISCAL YEAR
ENDING AUGUST 31

[GRAPHIC]

[SM&R MUTUAL FUNDS LOGO]

2004

[GRAPHIC]

THE BIG PICTURE

As we prepare for the Annual Report project each year, we arrive at a theme that we feel speaks to the major market and economic trends of the time, as well as general current events that have market implications. As we searched for our theme (and thus accompanying graphics) for the latest fiscal year, the idea of highlighting our daily surroundings was put forth, mostly because the surroundings we are fortunate enough to work in every day are unique and quite interesting, from our perspective. We thought that we would pass on a small glimpse of our home base to you. Through the process of making the graphics decision, it became apparent that our surroundings - the South Shore Harbour Marina, filled from the waters of Galveston Bay - offered a strong metaphor for all that affected the financial markets and economy over the past 12 months. We hope you will enjoy this small glimpse of our world as we do our best to help you create the world that you envision for yourself and your family. We only exist because of you and the trust that you have placed in us. We pledge to do our utmost to live up to that trust.

[SIDENOTE]

The report contained herein is included for the general information of our shareholders. This report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current prospectus. ALL INVESTORS ARE ADVISED TO CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE INVESTMENT COMPANIES CAREFULLY BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE INVESTMENT COMPANIES. YOU SHOULD READ IT CAREFULLY BEFORE INVESTING.

A description of the policies and procedures that the fund uses to determine how to vote proxies is available (1) without charge upon calling 1-800-231-4639 and
(2) on the SEC's website at www.sec.gov.

2004 ANNUAL REPORT

ANNUAL REFLECTION

SM&R sits nestled amongst a backdrop that emanates tranquility and success... the peace of a silent marina and the floating rewards that monetary success in this society can bestow. The rewards may be the fruit of a bountiful profession or a long-term disciplined savings program.

Retirement dreams for many may include such images of graceful palms, calm waters and floating white vessels destined for far-off places. Or maybe the calm waters you seek don't connect continents at all, yet offer the wooded serenity of an out-of-the-way lake left untouched and unscathed by civilization. Perhaps your calm waters are the metaphorical kind - simply a full, rewarding life in retirement facilitated by the reasonable nest egg cultivated during your working years and slowly harvested throughout the golden years. Or even a college experience for your children in which the challenges are merely academic and not monetary.

Whatever your financial dreams may be, there are times when the currents of investment success carry you effortlessly forward, yet there are also periods where all of your paddling against the liquid force yields no results. These last 12 months featured a fair amount of both. And cross-currents, from geo-political concerns to a Presidential election - were consistently being reflected in asset values.

THE STOCK MARKET

The final quarter of 2003, fresh off of a blistering Gross Domestic Product (+8.2%) number, featured a stock market on fire, placing an exclamation mark on what had already been a fine year for virtually every equity category. Double digit returns rewarded virtually every full year equity fund investor within the SM&R Fund complex. The equity market rally lengthened to February, but then began to give way to a host of crosscurrents - from interest rates to energy to terrorism - and rolled over into late spring, rebounded to a lower high in June, sold off to a lower low in early August and then closed out August on an up note; lots of motion but little progress. For the bulls, the action has been un-endingly frustrating, as the surface-level market backdrop seemed ideal: +20% earnings growth, low interest rates, low inflation, improving corporate balanced sheets and much improved corporate governance. But an underlying caution on the part of corporations, combined with continuing geo-political concerns and a less than ebullient consumer, leaves us with a sort of stop-and-start market that continues to frustrate a bit.

THE BOND MARKET

The full-year trend of low single digit bond returns continued over the final quarter of 2003. Since September of 2003, while intermediate and longer term bonds experienced some pressure from rising interest rates during the spring of 2004, by the close of the fiscal year they were little changed in value from the same time in 2003. Early 2004 bond market concerns of a more vibrant economy and thus a more active Federal Reserve gave way to an economic "soft patch," as Chairman Greenspan termed it, and the 10-year Treasury bond's yield

SECURITIES MANAGEMENT AND RESEARCH, INC.

[GRAPHIC]

retreated from it's higher spring levels. Though the Central Bank has been very open regarding its intent to raise short term rates "at a measured pace," longer-term rates have not followed their short brethren higher, signaling that major bond market players see a less robust economy and continued muted inflation going forward.

THE ECONOMY

Given that we have been inundated with the Presidential race over the course of the last year, economic bantering has been even more pronounced than normal, and "normal" economic chatter borders on extreme these days. On one hand, one could argue that the economy has been remarkably resilient over the past years, given all that it has endured since early 2000; no need to regurgitate the off-cited list. Gross Domestic Product numbers, our best measure of economic progress, show an economy that, while growing, is moving forward at only a steady as she goes' pace. Given the historic productivity numbers of the last several quarters, this muted growth has not been enough to produce ramping jobs numbers. While jobs surged 388,000 in April, job creation swooned to only 34,000 in July, a number too low to even accommodate the approximately 150,000 new entries into the job market each month. Consumer confidence, largely a by product of job creation, has been tepid at best, and has been reflected in disappointing retail sales. Housing continues to be a shining sector in the economy, resulting from continued low interest rates and strong immigration.

[GRAPHIC]

POLITICS

Late 2003 and early 2004 focused on who the Democratic challenger for President would be. The market really got interested when the Democratic nominee had been chosen and the real race for the White House began. Electoral certainty is something the market deeply cares about, and in this year's election that won't likely be certain until the day after the election, barring any repeated electoral snafus.

DEFICIT

The strong economy of the 1990's, coupled with outsized stock option exercising and a reasonably disciplined Congress led to a large budget surplus, and it seemed we had finally won the battle against the budget deficit and were making progress on the national debt. The bursting of the technology bubble, the bear market and the economic downturn stopped that reality in its tracks. Add in the war on terror, war in Iraq and new demands for homeland security, not to mention a now un-disciplined Congress, and we have deficits that threaten to stretch endlessly into the future. Even more foreboding is the swelling Social Security and Medicare programs, two bulging non-discretionary budget items that will ultimately be budget busters if just left to fester over the coming decade.

[GRAPHIC]

ENERGY

The world is certainly one of marked change, and one of the most pronounced transformations has been the emergence of China and India as worldwide economic powers. Growing energy demand from these simmering economies, coupled with worldwide recoveries and Middle East tension leaves in its wake dramatically rising crude oil prices. Long gone are the days when the price of oil can be talked down by the cartel. Growing energy demand is stretching world oil production to the brink, and much has been written about the real possibility that the world has reached or nearly reached its production capacity. It seems that the all of the easy oil (light sweet crude) is being pumped as fast as possible, with new sources of the rude crude being of a "dirtier," less efficient variety.

[GRAPHIC]

TERRORISM/WAR

Terrorism and the threat of terrorism equal uncertainty, period. While terror has long been a part of the international geo-political landscape, events of the last several years have placed those fears front and center in the U.S. market's psyche, just one additional cross-current with which the market must contend. The attack in Spain, the Russian school seizure and the heightened terror alerts in New York City and New Jersey are just a few of the many headline terror events of the past year. Also unsettling is the continued Iraq war and the pall it casts over the American mindset. While the human toll is incalculable, the economic tab will ultimately be in the hundreds of billions of dollars. While every American surely knows that much positive is blossoming in Iraq - real elections promised by early in 2005, the opening of schools and incipient patches of commerce - much toil and destruction lie ahead. A strict timeline for withdrawal seems impossible to construct at this point, as the need for American presence seems un deniable. Since the market tends to be driven in the short-run by psychology, these realities are of central importance.

A great many speed bumps to be sure, but the financial markets have obviously dealt with difficult headwinds before. The market typically looks forward. The market doesn't reflect today's headlines as much as it is constantly offering a preview of what's to come. We often don't recognize what it's saying at the time, but it has an amazing ability to be accurate.

All of the meaningful voyages of life - whether they are of the nautical variety or the wealth creation kind - pose risks. Rough seas typically stand between where you are and the ultimate port you seek. Just as safety precautions and devices are a part of every ocean-going vessel's supplies, so should there be safety precautions in your portfolio. The best safeguard that most should take is to have a solid understanding of your personal risk tolerance and the time frame with which you are dealing. Once this necessary and fundamental understanding is reached, understand that diversification amongst many types of financial products typically offers the best remedy for guiding one through the rough seas of investing. Owning some stocks for their growth and dividend potential, bonds for their income and preservation potential, and some cash-type instruments for complete stability could set you on a course that you may be able to keep, whatever "winds" the markets throw your way.

AGAIN, thank you for your continued trust and confidence. We pledge to do our utmost to direct your investments in a determined, prudent fashion.

                    SECURITIES MANAGEMENT AND RESEARCH, INC.

                          ONGOING EXPENSES (UNAUDITED)

Each shareholder of the Company, will incur two types of expenses: (1) transactional (e.g., sales charges, contingent deferred sales charges on redemptions and redemption fees) and (2) ongoing (e.g., asset-based charges such as investment advisory fees and distribution and/or 12b-1 fees). The example, included below, is intended to help a shareholder better understand the ongoing expenses of investing in this Company and to compare these expenses with other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, March 1, 2004, and held for six months ending August 31, 2004.

                                 ACTUAL EXPENSES

The example below provides information about actual account values and actual expenses. A shareholder may use the information in this example, together with the amount they have invested, to estimate the expenses that they have paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in actual column under the heading entitled "Expenses Paid During Period" to estimate the expenses paid on their account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The example also provides information about hypothetical account values and hypothetical expenses based on the Company's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Company's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a shareholder paid for the period. This information may be used to compare the ongoing expenses of investing in the Company and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in this table are meant to help a shareholder understand the ongoing expenses only and do not reflect any transactional expenses, such as sales charges, contingent deferred sales charges on redemptions or redemption fees. Therefore, the table is useful in comparing ongoing expenses only, and will not help determine the relative total costs of owning different funds. In addition, if these transactional expenses were included, the expenses would have been higher.

                                                                      ACTUAL
                              BEGINNING ACCOUNT    ANNUALIZED      ENDING ACCOUNT  EXPENSES 											   PAID
         FUNDS                 VALUE (03/01/04)    EXPENSE RATIOS  VALUE(08/31/04)(1)  DURING 											   PERIOD(2)
-----------------------------------------------------------------------------------------------------
ALGER TECHNOLOGY FUND
  Class A                          $   1,000.00            1.14%         $   816.10        $     4.69
  Class B                              1,000.00            1.44%             813.65              5.88
ALGER AGGRESSIVE GROWTH FUND
  Class A                              1,000.00            0.97%             882.95              4.30
  Class B                              1,000.00            1.35%             881.95              4.29
ALGER SMALL-CAP FUND
  Class A                              1,000.00            1.05%             892.70              4.69
  Class B                              1,000.00            1.41%             889.65              6.31
ALGER GROWTH FUND
  Class A                              1,000.00            0.55%             900.30              2.50
  Class B                              1,000.00            1.25%             897.80              5.63
GROWTH FUND
  Class A                              1,000.00            0.73%             971.75              3.55
  Class B                              1,000.00            1.01%             969.40              4.93
  Class T                              1,000.00            0.58%             973.15              2.83
EQUITY INCOME FUND
  Class A                              1,000.00            0.69%             982.25              3.42
  Class B                              1,000.00            0.94%             980.15              4.65
  Class T                              1,000.00            0.56%             983.60              2.79
BALANCED FUND
  Class A                              1,000.00            0.71%             982.25              3.51
  Class B                              1,000.00            1.00%             979.85              4.93
  Class T                              1,000.00            0.63%             982.75              3.12
GOVERNMENT BOND FUND
  Class A                              1,000.00            0.36%             999.50              1.82
  Class B                              1,000.00            0.55%             997.05              2.75
  Class T                              1,000.00            0.37%           1,000.35              1.87
TAX FREE FUND
  Class A                              1,000.00            0.37%           1,001.60              1.84
  Class B                              1,000.00            0.64%             999.20              3.04
  Class T                              1,000.00            0.38%           1,002.30              1.91


PRIMARY FUND                           1,000.00            0.40%           1,004.10              2.04
MONEY MARKET FUND                      1,000.00            0.28%           1,003.10              1.44

                                       HYPOTHETICAL
                                    ENDING ACCOUNT      EXPENSES PAID
         FUNDS                VALUE(08/31/04)       DURING PERIOD(2)
---------------------------------------------------------------
ALGER TECHNOLOGY FUND
  Class A                            $ 1,009.70      $     5.80
  Class B                              1,008.95            7.30
ALGER AGGRESSIVE GROWTH FUND
  Class A                              1,010.13            4.92
  Class B                              1,009.16            6.87
ALGER SMALL-CAP FUND
  Class A                              1,009.94            5.31
  Class B                              1,009.02            7.15
ALGER GROWTH FUND
  Class A                              1,011.18            2.81
  Class B                              1,009.43            6.33
GROWTH FUND
  Class A                              1,010.74            3.69
  Class B                              1,010.02            5.14
  Class T                              1,011.12            2.94
EQUITY INCOME FUND
  Class A                              1,010.83            3.52
  Class B                              1,010.19            4.80
  Class T                              1,011.15            2.87
BALANCED FUND
  Class A                              1,010.78            3.61
  Class B                              1,010.05            5.08
  Class T                              1,010.98            3.21
GOVERNMENT BOND FUND
  Class A                              1,011.66            1.84
  Class B                              1,011.19            2.79
  Class T                              1,011.63            1.89
TAX FREE FUND
  Class A                              1,011.65            1.86
  Class B                              1,011.05            3.08
  Class T                              1,011.61            1.93

PRIMARY FUND                           1,011.55            2.06
MONEY MARKET FUND                      1,011.85            1.45

(1) The actual ending account value is based on actual total return of each class of each of the funds for the period March 1, 2004 to August 31, 2004 after actual expenses and will differ from the hypothetical ending account value which is based on each class of each of the funds' actual expense ratios and a hypothetical annual return of 5% before expenses.
(2) Expenses are equal to the * annualized expense ratios, shown in the table above, multiplied by the average account value over the period, then multiplied by 184/366 (to reflect the six month period).

SM&R ALGER TECHNOLOGY FUND

                                                              MANAGER COMMENTARY

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Information Technology                      92.67%
Consumer Discretionary                       4.60%
Telecommunication Services                   2.20%
Affiliated Money Market Fund                 0.53%

INVESTMENT OBJECTIVE
The SM&R Alger Technology Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 85% of its total assets in the equity securities of companies principally engaged in offering, using, or developing products, processes, or services that will provide or benefit significantly from technological advances or improvements. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy and the inherent technology focus of the Fund were of benefit during a period in which growth outperformed value and technology stocks performed very well.

MARKET REVIEW
The twelve months ending August 31, 2004 were relatively solid for equity securities across most market capitalizations and styles. However, the year began in a rather inauspicious manner. Despite an improved outlook for the semi-conductor industry, bearish news in the labor markets and OPEC's surprise decision to cut oil output dragged stocks down during September of 2003. Fortunately, the trend reversed itself with the start of the fourth quarter. Fueled in part by rising consumer confidence, a bullish outlook from the Fed and the fastest GDP Growth in 20 years, markets trended higher during October. The momentum continued into November. Despite a falling dollar, stocks continued to rise on larger-than-expected growth in the manufacturing sector, bullish forecasts in the tech sector and solid housing data. The upward trend did not falter in December, as positive economic and geopolitical news captured most of the headlines. Strong consumer spending and the largest productivity gains in 20 years helped to propel most equity indices significantly higher during the final month of the year. The capture of Saddam Hussein on December 13th further enthused investors.

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the three-month period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Fed's indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better than expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regards the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30th helped to relieve investors of some of their fear and uncertainty. Unfortunately, the positive trend came to a halt in July and August. Disappointing job growth, surging oil prices and election-related terrorism fears all helped to keep buyers out of the market. While value stocks were able to withstand the downward pressure more effectively than their growth counterparts, stocks of most styles and sizes moved lower during the final two months of the period.

FUND PERFORMANCE
The Fund's Class A Shares returned 6.18%, before sales charge, during the fiscal year ended August 31, 2004, versus a -6.10% return for the Lipper Science & Technology Fund Index. Throughout the twelve-month period, the Fund benefited from solid security selection within the consumer discretionary sector, but was hurt by poor performance within the information technology sector.

MARKET & ECONOMIC OUTLOOK
Here we are at the end of summer. Yet, after months of positive economic data, the markets are still drifting and the public mood is hardly what one would call euphoric. So, we've been wondering: What explains the disconnect between how the economy is doing and how many people think it is doing? The short answer is, publicly traded companies are generating record profits, but workers are not benefiting as much. Many companies are seeing significant double-digit earnings growth; for workers, average hourly earnings are up only 2.0% year-over-year and disposable income is up 3.9%. This gap will likely create confusion, political battlefields, and opportunities: Confusion because the numbers won't quite make sense to many people; battlefields because partisans will pick and choose which numbers to emphasize; and opportunities because the net effect will be to dampen euphoria and keep the market sober and less expensive than its fundamentals warrant.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Dan Chung
/s/ Nam Hoang
Dan Chung, CFA, Portfolio Manager
Nam Hoang, CFA, Assistant Portfolio Manager
SM&R Alger Technology Fund

[CHART]

SM&R ALGER TECHNOLOGY FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER TECHNOLOGY FUND, CLASS A, AT OFFERING PRICE, AND LIPPER SCIENCE AND TECHNOLOGY FUND INDEX AND THE S&P 500

       SM&R ALGER                       LIPPER SCIENCE AND
       TECHNOLOGY     S&P 500         TECHNOLOGY FUND INDEX
        $ 9,497      $ 10,000                $ 10,000
        $ 4,919      $  8,731                $  5,868
        $ 3,077      $  7,561                $  3,680
        $ 3,182      $  7,693                $  3,831
        $ 1,586      $  6,201                $  2,249
        $ 1,349      $  5,527                $  1,937
        $ 1,586      $  5,993                $  2,245
        $ 2,460      $  6,949                $  3,110
        $ 2,393      $  6,875                $  3,027
        $ 2,783      $  7,712                $  3,398
        $ 2,308      $  7,744                $  2,920

                              AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/04. Inception date of these classes is 09/01/00.

SHARE              ONE                       SINCE
CLASS              YEAR                    INCEPTION
----------------------------------------------------
  A                (10.99)%                   (10.69)%
  B                (11.51)%                   (29.92)%

SM&R Alger Technology Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum initial sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAT THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2004

COMMON STOCK                                                   SHARES           VALUE
-------------------------------------------------------------------------------------------
COMMUNICATION EQUIPMENT -- 8.96%
Cisco Systems, Incorporated*                                          875   $        16,415
Corning Incorporated*                                               1,000            10,120
Juniper Networks, Incorporated*                                       350             8,011
Motorola, Incorporated                                              1,700            27,455
QUALCOMM Incorporated                                                 400            15,220
                                                                                     77,221

COMMUNICATIONS -- 5.64%
Andrew Corporation*                                                 2,450            27,171
Avaya Incorporated*                                                 1,050            12,726
Nextel Partners, Incorporation (Class A)*                             600             8,652
                                                                                     48,549

COMPUTER RELATED & BUSINESS SERVICES -- 7.89%
Apple Computer, Incorporated*                                         450            15,521
International Business Machines Corporation                           350            29,641
PalmOne, Incorporated*                                                700            22,855
                                                                                     68,017

COMPUTER SERVICES -- 1.25%
Akamai Technologies, Incorporated*                                    800            10,760

COMPUTER SOFTWARE -- 6.65%
NAVTEQ Corporation*                                                   350            11,508
Novell, Incorporated*                                               1,000             5,900
PalmSource, Incorporated*                                           1,773            39,910
                                                                                     57,318

COMPUTERS & PERIPHERALS -- 1.21%
Dell Incorporated*                                                    300   $        10,452

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.50%
Symbol Technologies, Incorporated                                   1,000            12,900

HOUSEHOLD DURABLES -- 1.13%
Garmin LTD                                                            250             9,727

INFORMATION TECHNOLOGY SERVICES -- 2.09%
Accenture LTD (Class A)*                                              500            13,050
Kanbay International Incorporated*                                    250             4,978
                                                                                     18,028

INTERNET & CATALOG RETAIL -- 5.27%
eBay Incorporated*                                                    210            18,173
Netflix Incorporated*                                               1,950            27,203
                                                                                     45,376

INTERNET SOFTWARE & SERVICES -- 9.73%
First Data Corporation                                                300            12,675
Google Incorporated (Class A)*                                        100            10,245
Lionbridge Technologies, Incorporated*                              1,000             7,970
Netegrity, Incorporated*                                            1,300             7,891
SonicWALL, Incorporated*                                            3,650            19,710
Yahoo! Incorporated*                                                  890            25,374
                                                                                     83,865

MEDIA -- 3.51%
XM Satellite Radio Holdings Incorporated*                           1,100            30,217

COMMON STOCK                                                     SHARES         VALUE
-------------------------------------------------------------------------------------------
OFFICE EQUIPMENT -- 1.00%
Zebra Technologies Corporation (Class A)*                             150   $         8,572

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 7.77%
Advanced Micro Devices, Incorporated*                                 900            10,287
Applied Micro Circuits Corporation*                                 2,650             8,877
Broadcom Corporation*                                                 600            16,284
Semiconductor Manufacturing International Corporation ADR*          1,750            17,780
Skyworks Solutions, Incorporated*                                   1,650            13,745
                                                                                     66,973
SEMICONDUCTORS -- 19.63%
Altera Corporation*                                                 1,175            22,231
Analog Devices, Incorporated                                          450            15,624
Applied Materials, Incorporated*                                    1,850            29,397
Cypress Semiconductor Corporation*                                  1,300            12,688
Intel Corporation                                                   1,600            34,064
Teradyne, Incorporated*                                             1,550            19,948
Texas Instruments Incorporated                                      1,800            35,172
                                                                                    169,124
SOFTWARE -- 14.79%
Activision, Incorporated*                                             600             8,634
Amdocs Limited*                                                       700            14,070
Intuit Incorporated*                                                  500            21,145
Microsoft Corporation                                               1,570            42,861
Oracle Corporation*                                                   800             7,976
Take-Two Interactive Software, Incorporated*                        1,000            32,750
                                                                                    127,436

WIRELESS TELECOMMUNICATION SERVICES -- 2.22%
SpectraSite, Incorporated*                                            425   $        19,100
        TOTAL COMMON STOCK -- 100.24%
        (Cost $858,828)                                                             863,635

MONEY MARKET FUNDS
SM&R Money Market Fund, 0.98% (a)                                   4,565             4,565

        TOTAL MONEY MARKET FUNDS -- 0.53%
        (Cost $4,565)                                                                 4,565

        TOTAL INVESTMENTS -- 100.77%
        (Cost $863,393)                                                             868,200

        LIABILITIES IN EXCESS OF
        OTHER ASSETS -- (0.77)%
                                                                                     (6,607)
        NET ASSETS -- 100.00%                                               $       861,593

ABBREVIATIONS
ADR - American Depository Receipt
  * - Non-income producing securities

Note to Schedule of Investments

(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Technology Fund are affiliated by having the same investment adviser.

See notes to financial statements.

SM&R ALGER TECHNOLOGY FUND
                                                                      FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS
Investments in unaffiliated securities, at value (Cost $858,828)            $       863,635
Investments in affiliated money market funds (Cost $4,565)                            4,565
    Total investments (Cost $863,393)                                               868,200
Receivable for:
    Capital stock sold                                                                  165
    Dividends                                                                           298
    Expense reimbursement                                                             3,783
    TOTAL ASSETS                                                                    872,446

LIABILITIES
Accrued:
    Investment advisory fee                                                           1,021
    Service fee                                                                         189
    Distribution fee                                                                  1,350
Other liabilities                                                                     8,293
    TOTAL LIABILITIES                                                                10,853
    NET ASSETS (applicable to shares outstanding)                           $       861,593

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                  $     1,198,023
Accumulated net realized loss on investments                                       (341,237)
Net unrealized appreciation on investments                                            4,807
    Net Assets                                                              $       861,593

NET ASSETS:
Class A                                                                     $       585,844
Class B                                                                     $       275,749
    Total Net Assets                                                        $       861,593

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
    Authorized                                                                  100,000,000
    Outstanding                                                                     240,646
Class B:
    Authorized                                                                  100,000,000
    Outstanding                                                                     111,929
Class A:
    Net asset value and redemption price per share                          $          2.43
    Offering price per share (Net Assets value of $2.43/95%)                $          2.56
Class B:
    Net asset value and offering price per share                            $          2.46

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME
Dividends                                                                   $           879
Interest from affiliated money market funds                                             255
    TOTAL INVESTMENT INCOME                                                           1,134

EXPENSES
Investment advisory fees                                                             12,027
Service fees                                                                          2,227
Professional fees                                                                     4,307
Custody and transaction fees                                                         10,232
Directors' fees                                                                       6,331
Qualification fees                                                                    5,505
    Class A                                                                           7,125
    Class B                                                                           7,125
Shareholder reporting expenses:
    Class A                                                                             285
    Class B                                                                             130
Distribution fees:
    Class A                                                                           2,087
    Class B                                                                           2,946
Insurance expenses                                                                       62
    TOTAL EXPENSES                                                                   60,389
    LESS EXPENSES REIMBURSED                                                        (39,745)
    NET EXPENSES                                                                     20,644
    INVESTMENT LOSS- NET                                                            (19,510)

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                                     38,898
Change in unrealized depreciation of investments for the year                      (109,466)
NET LOSS ON INVESTMENTS                                                             (70,568)
NET DECREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                                               $       (90,078)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                               2004               2003
--------------------------------------------------------------------------------------------
Investment loss - net                                     $       (19,510)   $        (9,238)
Net realized gain on investments                                   38,898             66,153
Change in unrealized appreciation (deprecation)                  (109,466)           170,622
Net increase (decrease) in net assets resulting from
  operations                                                      (90,078)           227,537

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                                         200,651            152,839
  Class B                                                          61,301             27,815
    Total net capital share transactions                          261,952            180,654
    TOTAL INCREASE                                                171,874            408,191

NET ASSETS
  Beginning of year                                               689,719            281,528
  End of year                                             $       861,593    $       689,719

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                               CLASS A SHARES
                                        ------------------------------------------------------------
                                           2004(1)         2003(1)         2002(4)          2001
                                        ------------------------------------------------------------
Net Asset Value, Beginning of Year      $       2.59    $       1.67    $       3.24    $      10.00
Investment income (loss)- net                  (0.06)          (0.04)          (0.20)          (0.37)
Net realized and unrealized gain
  (loss) on investments                        (0.10)           0.96           (1.37)          (6.39)
                                        ------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS             (0.16)           0.92           (1.57)          (6.76)
                                        ------------------------------------------------------------
Net Asset Value, End of Year            $       2.43    $       2.59    $       1.67    $       3.24
                                        ============================================================
    TOTAL RETURN (2)                           (6.18)%         55.09%         (48.46)%        (67.60)%
                                        ============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
  DATA
Net Assets, end of year                 $    585,844    $    449,337    $    150,553    $    230,327
Ratio of expenses with reimbursement
  to average net assets (3)                     2.10%           2.10%           8.51%          10.97%
Ratio of expenses without reimbursement
  to average net assets                         6.15%          11.46%          12.19%          10.97%
Ratio of net investment loss with
  reimbursement to average net assets          (1.97)%         (1.84)%         (8.30)%        (10.32)%
Portfolio turnover rate                       215.21%         291.66%         301.01%         440.50%

                                                               CLASS B SHARES
                                        ------------------------------------------------------------
                                           2004(1)         2003(1)         2002(4)         2001
                                        ------------------------------------------------------------
Net Asset Value, Beginning of Year      $       2.64    $       1.68    $       3.25    $      10.00
Investment income (loss)- net                  (0.08)          (0.05)          (0.19)          (0.24)
Net realized and unrealized gain
  (loss) on investments                        (0.10)           1.01           (1.38)          (6.51)
                                        ------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS             (0.18)           0.96           (1.57)          (6.75)
                                        ------------------------------------------------------------
Net Asset Value, End of Year            $       2.46    $       2.64    $       1.68    $       3.25
                                        ============================================================
    TOTAL RETURN (2)                           (6.82)%         57.14%         (48.31)%        (67.50)%
                                        ============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
  DATA
Net Assets, end of year                 $    275,749    $    240,382    $    130,975    $     82,232
Ratio of expenses with reimbursement
  to average net assets (3)                     2.75%           2.75%           9.42%          14.71%
Ratio of expenses without reimbursement
  to average net assets                         8.02%          14.16%          14.23%          14.71%
Ratio of net investment loss with
  reimbursement to average net assets          (2.62)%         (2.48)%         (9.22)%        (14.21)%
Portfolio turnover rate                       215.21%         291.66%         301.01%         440.50%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 2.10% for class A and 2.75% for class B.
(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

                               2004 ANNUAL REPORT

                        SM&R ALGER AGGRESSIVE GROWTH FUND

                                                              MANAGER COMMENTARY

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Industrials                                   7.51%
Health Care                                  23.68%
Information Technology                       30.10%
Financials                                    5.75%
Energy                                        5.59%
Consumer Discretionary                       16.70%
Materials                                     2.89%
Telecommunication Services
Affiliated Money Market Fund                  7.21%

INVESTMENT OBJECTIVE
The SM&R Alger Aggressive Growth Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 85% of its total assets in the equity securities of companies listed on U.S. exchanges or in the over-the-counter market. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was of benefit during a period in which growth outperformed value.

MARKET REVIEW
The twelve months ending August 31, 2004 were relatively solid for equity securities across most market capitalizations and styles. However, the year began in a rather inauspicious manner. Despite an improved outlook for the semi-conductor industry, bearish news in the labor markets and OPEC's surprise decision to cut oil output dragged stocks down during September of 2003. Fortunately, the trend reversed itself with the start of the fourth quarter. Fueled in part by rising consumer confidence, a bullish outlook from the Fed and the fastest GDP Growth in 20 years, markets trended higher during October. The momentum continued into November. Despite a falling dollar, stocks continued to rise on larger-than-expected growth in the manufacturing sector, bullish forecasts in the tech sector and solid housing data. The upward trend did not falter in December, as positive economic and geopolitical news captured most of the headlines. Strong consumer spending and the largest productivity gains in 20 years helped to propel most equity indices significantly higher during the final month of the year. The capture of Saddam Hussein on December 13th further enthused investors.

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the three-month period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Fed's indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regards the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30th helped to relieve investors of some

[SECURITIES MANAGEMENT AND RESEARCH, INC. LOGO]

of their fear and uncertainty. Unfortunately, the positive trend came to a halt in July and August. Disappointing job growth, surging oil prices and election-related terrorism fears all helped to keep buyers out of the market. While value stocks were able to withstand the downward pressure more effectively than their growth counterparts, stocks of most styles and sizes moved lower during the final two months of the period.

FUND PERFORMANCE
The Fund's Class A Shares returned -3.02%, before sales charge, during the fiscal year ended August 31, 2004, versus an 11.45% return for the S&P 500 Index. The Lipper Multi-Cap Growth Index returned 4.68% over the same time period. The Fund benefited from solid security selection in the telecommunication services sector, but was hurt by an overweighting in the weak information technology sector and poor performing financial stocks.

MARKET & ECONOMIC OUTLOOK
Here we are at the end of summer. Yet, after months of positive economic data, the markets are still drifting and the public mood is hardly what one would call euphoric. So, we've been wondering: What explains the disconnect between how the economy is doing and how many people think it is doing? The short answer is, publicly traded companies are generating record profits, but workers are not benefiting as much. Many companies are seeing significant double-digit earnings growth; for workers, average hourly earnings are up only 2.0% year-over-year and disposable income is up 3.9%. This gap will likely create confusion, political battlefields, and opportunities: Confusion because the numbers won't quite make sense to many people; battlefields because partisans will pick and choose which numbers to emphasize; and opportunities because the net effect will be to dampen euphoria and keep the market sober and less expensive than its fundamentals warrant.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,

/s/ Teresa McRoberts
/s/ Patrick Kelly

Teresa McRoberts and Patrick Kelly
Co-Portfolio Managers
SM&R Alger Aggressive Growth Fund

[CHART]

                        SM&R ALGER AGGRESSIVE GROWTH FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER AGGRESSIVE GROWTH FUND. CLASS A, AT OFFERING PRICE AND UPPER MULTI-CAP GROWTH INDEX AND THE S&P 500

                             SM&R ALGER AGGRESSIVE           LIPPER MULTI-CAP
              S&P 500             GROWTH FUND                  GROWTH INDEX
 9/1/2000    $ 10,000               $ 9,497                       $ 10,000
12/31/2000   $  8,731               $ 6,809                       $  7,528
 8/31/2001   $  7,561               $ 5,613                       $  5,579
12/31/2001   $  7,693               $ 5,727                       $  5,731
 8/30/2002   $  6,201               $ 4,027                       $  3,390
 9/30/2002   $  5,527               $ 3,837                       $  3,127
12/31/2002   $  5,993               $ 3,751                       $  3,312
 8/30/2003   $  6,949               $ 4,711                       $  4,107
 9/30/2003   $  6,875               $ 4,587                       $  4,028
12/31/2003   $  7,712               $ 5,024                       $  4,485
 8/31/2004   $  7,744               $ 4,568                       $  4,299

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/04. Inception date of these classes is 09/01/00.

 SHARE           ONE              SINCE
 CLASS           YEAR           INCEPTION
-----------------------------------------
A              (7.85)%          (17.79)%
B              (8.58)%          (17.65)%

SM&R Alger Aggressive Growth Fund Performance figures rellect reinvestment of all dividends and capital gains distributions and changes in net asset value Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum initial sales change of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of fund shares.

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2004

COMMON STOCK                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 3.90%
Lockheed Martin Corporation                                           600    $        32,268
United Technologies Corporation                                       300             28,173
                                                                                      60,441

BIO TECHNOLOGY -- 8.16%
Amgen Incorporated*                                                   400             23,716
Biogen Idec Incorporated*                                             650             38,565
Genetech, Incorporated*                                               450             21,951
Gilead Sciences, Incorporated*                                        350             24,195
OSI Pharmaceuticals, Incorporated*                                    300             17,877
                                                                                     126,304

COMMUNICATION EQUIPMENT -- 4.13%
Corning Incorporated*                                                 700              7,084
Juniper Networks, Incorporated*                                       800             18,312
QUALCOMM Incorporated                                                 850             32,343
Sierra Wireless Incorporated*                                         350              6,195
                                                                                      63,934

COMMUNICATIONS -- 3.11%
Research In Motion LTD*                                               800             48,176

COMPUTER RELATED & BUSINESS SERVICES -- 2.32%
PalmOne, Incorporated*                                              1,100             35,915

COMPUTER SOFTWARE -- 1.17%
NAVTEQ Corporation*                                                   550             18,084

CONSUMER FINANCE -- 2.62%
Capital One Financial Corporation                                     325             22,022
First Marblehead Corporation (The)*                                   450             18,616
                                                                                      40,638

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.52%
Symbol Technologies, Incorporated                                     625              8,062

ENERGY EQUIPMENT & SERVICES -- 1.93%
National-Oilwell, Incorporated*                                     1,000             29,900

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.04%
Advanced Medical Optics, Incorporated*                                450    $        16,749
Fisher Scientific International Incorporated*                         300             17,091
Given Imaging LTD*                                                    250              8,875
Kinetic Concepts, Incorporated*                                       400             19,908
                                                                                      62,623

HEALTH CARE PROVIDER & SERVICES -- 5.63%
Aetna Incorporated                                                    150             13,898
AMERIGROUP Corporation*                                               400             20,536
Anthem, Incorporated*                                                 200             16,248
PacifiCare Health Systems, Incorporated*                              200              6,523
Quest Diagnostics Incorporated                                        350             29,960
                                                                                      87,165

HOTELS, RESTAURANTS & LEISURE -- 1.7%
Royal Caribbean Cruises LTD                                           400             16,520

INDUSTRIAL CONGLOMERATES -- 2.12%
Tyco International LTD                                              1,050             32,886

INFORMATION TECHNOLOGY SERVICES -- 1.06%
Cognizant Technology Solutions Corporation*                           600             16,452

INSURANCE -- 3.27%
AFLAC Incorporated                                                    400             16,040
American International Group, Incorporated                            250             17,810
MGIC Investment Corporation                                           245             16,726
                                                                                      50,576

INTERNET & CATALOG RETAIL -- 5.22%
eBay Incorporated*                                                    500             43,270
IAC/InterActiveCorp*                                                  700             15,967
Netflix Incorporated*                                               1,550             21,622
                                                                                      80,859

COMMON STOCK                                                   SHARES             VALUE
--------------------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 4.96%
First Data Corporation                                                400    $        16,900
Yahoo! Incorporated*                                                2,100             59,871
                                                                                      76,771

MEDIA -- 6.09%
Pixar*                                                                200             15,544
Sirius Satellite Radio Incorporated*                                3,900              9,048
Time Warner Incorporated*                                           2,400             39,240
Viacom Incorporated (Class B)                                         500             16,655
XM Satellite Radio Holdings Incorporated*                             500             13,735
                                                                                      94,222

METALS -- 1.67%
United States Steel Corporation                                       700             25,837

METALS & MINIGS -- 1.29%
Peabody Energy Corporation                                            375             19,995

OFFICE EQUIPMENT -- 1.94%
Zebra Technologies Corporation (Class A)*                             525             30,004

OIL & GAS -- 3.80%
BP PLC ADR                                                            300             16,110
EOG Resources, Incorporated                                           400             23,108
Talisman Energy Incorporated                                          400              9,144
Teekay Shipping Corporation                                           300             10,515
                                                                                      58,877

PHARMACEUTICALS -- 6.45%
Allergan, Incorporated                                                300             22,395
Ivax Corporation*                                                   1,350             26,136
Pfizer, Incorporated                                                  560             18,295
Schering-Plough Corporation                                           900             16,614
Teva Pharmaceutical Industries LTD ADR                                600             16,350
                                                                                      99,790

RETAILING -- 1.55%
CVS Corporation                                                       600             24,000

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 1.49%
Broadcom Corporation*                                                 850             23,069

SEMICONDUCTORS -- 1.87%
Applied Materials, Incorporated*                                      900             14,301
Novellus Systems, Incorporated*                                       600             14,658
                                                                                      28,959

SOFTWARE -- 8.36%
Activision, Incorporated*                                           1,300             18,707
Microsoft Corporation                                               2,300             62,790
PeopleSoft, Incorporated*                                             500              8,700
Red Hat, Incorporated*                                              1,600             19,616
Take-Two Interactive Software, Incorporated*                          600             19,650
                                                                                     129,463

SPECIALTY RETAIL -- 2.32%
Aeropostale, Incorporated*                                            162    $         5,046
Bed Bath & Beyond Incorporated*                                       500             18,710
Tractor Supply Company*                                               350             12,187
                                                                                      35,943

TEXTILES, APPAREL & LUXURY GOODS -- 0.82%
Coach, Incorporated*                                                  300             12,645

TRANSPORTATION -- 1.68%
AMR Corporation*                                                      900              8,046
Burlington Nothern Santa Fe Corporation                               500             17,900
                                                                                      25,946

WIRELESS TELECOMMUNICATION SERVICES -- 0.58%
SpectraSite, Incorporated*                                            200              8,988

          TOTAL COMMON STOCK -- 95.14%
          (Cost $1,434,652)                                                        1,473,044

MONEY MARKET FUNDS
SM&R Money Market Fund, 0.98% (a)                                 114,500            114,500

          TOTAL MONEY MARKET FUNDS -- 7.40%
          (Cost $114,500)                                                            114,500

          TOTAL INVESTMENTS -- 102.54%
          (Cost $1,549,152)                                                        1,587,544

          LIABILITIES IN EXCESS OF
          OTHER ASSETS -- (2.54)%
                                                                                     (39,290)

          NET ASSETS -- 100.00%                                              $     1,548,254

ABBREVIATIONS
ADR - American Depository Receipt
  *   Non-income producing securities

Note to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Aggressive Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS
Investments in unaffiliated securities, at value
  (Cost $1,434,652)                                                          $     1,473,044
Investments in affiliated money market funds
  (Cost $114,500)                                                                    114,500
  Total investments (Cost $1,549,152)                                              1,587,544
Receivable for:
  Investment securities sold                                                          14,184
  Capital stock sold                                                                     139
  Dividends                                                                              901
  Expense reimbursement                                                                3,915
  TOTAL ASSETS                                                                     1,606,683

LIABILITIES
Investment securities purchased                                                        8,792
Capital stock reacquired                                                              36,927
Accrued:
  Investment advisory fee                                                              1,444
  Service fee                                                                            344
  Distribution fee                                                                     2,426
Other liabilities                                                                      8,496
  TOTAL LIABILITIES                                                                   58,429
  NET ASSETS (applicable to shares outstanding)                              $     1,548,254

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                   $     1,845,166
Accumulated net realized loss on investments                                        (335,304)
Net unrealized appreciation on investments                                            38,392
  NET ASSETS                                                                 $     1,548,254

NET ASSETS:
Class A                                                                      $     1,034,437
Class B                                                                      $       513,817
  TOTAL NET ASSETS                                                           $     1,548,254

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                                     100,000,000
  Outstanding                                                                        214,922
Class B:
  Authorized                                                                     100,000,000
  Outstanding                                                                        109,607
Class A:
  Net asset value and redemption price per share                             $          4.81
  Offering price per share: (Net Assets value of $4.81/95%)                  $          5.06
Class B:
  Net asset value and offering price per share                               $          4.69

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME
Dividends                                                                    $         6,345
  (Net of foreign tax withheld of $82)
Interest from affiliated money market funds                                              409
  TOTAL INVESTMENT INCOME                                                              6,754

EXPENSES
Investment advisory fees                                                              16,947
Service fees                                                                           4,035
Professional fees                                                                      4,307
Custody and transaction fees                                                          12,594
Directors' fees                                                                        6,331
Qualification fees                                                                     5,505
  Class A                                                                              6,835
  Class B                                                                              6,835
Shareholder reporting expenses:
  Class A                                                                                728
  Class B                                                                                407
Distribution fees:
  Class A                                                                              3,835
  Class B                                                                              5,181
Insurance expenses                                                                       843
  TOTAL EXPENSES                                                                      74,383
  LESS EXPENSES REIMBURSED                                                           (41,133)
  NET EXPENSES                                                                        33,250
  INVESTMENT LOSS - NET                                                              (26,496)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                                     108,477
Change in unrealized depreciation of investments
  for the year                                                                      (144,351)
NET LOSS ON INVESTMENTS                                                              (35,874)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $       (62,370)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                                2004               2003
                                                          ---------------    ---------------
Investment loss - net                                     $       (26,496)   $       (16,999)
Net realized gain (loss) on investments                           108,477            (52,512)
Change in unrealized appreciation (deprecation)                  (144,351)           275,926
Net increase (decrease) in net assets resulting
  from operations                                                 (62,370)           206,415

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                                          77,874            181,817
  Class B                                                          95,390             53,892
    TOTAL NET CAPITAL SHARE TRANSACTIONS                          173,264            235,709
    TOTAL INCREASE                                                110,894            442,124

NET ASSETS
  Beginning of year                                             1,437,360            995,236
  End of year                                             $     1,548,254    $     1,437,360

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                                  CLASS A SHARES
                                           -------------------------------------------------------------
                                              2004(1)          2003(1)         2002(4)          2001
                                           -------------------------------------------------------------
Net Asset Value, Beginning of Year         $        4.96   $        4.24   $        5.91   $       10.00
Investment income (loss) - net                     (0.08)          (0.06)          (0.17)          (0.25)
Net realized and unrealized gain
  (loss) on investments                            (0.07)           0.78           (1.50)          (3.84)
                                           -------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS               (0.15)           0.72           (1.67)          (4.09)
                                           -------------------------------------------------------------
Net Asset Value, End of Year               $        4.81   $        4.96   $        4.24   $        5.91
                                           -------------------------------------------------------------
    TOTAL RETURN (2)                               (3.02)%         16.98%         (28.26)%        (40.90)%
                                           =============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                    $   1,034,437   $     994,871   $     666,982   $     487,497
Ratio of expenses with reimbursement
  to average net assets (3)                         1.85%           1.85%           4.48%           6.85%
Ratio of expenses without
  reimbursement to average net assets               4.17%           5.52%           6.01%           6.85%
Ratio of net investment loss with
  reimbursement to average net assets              (1.43)%         (1.27)%         (3.99)%         (5.59)%
Portfolio turnover rate                           159.89%         179.56%         177.62%          70.58%

                                                                  CLASS B SHARES
                                           -------------------------------------------------------------
                                              2004(1)          2003(1)         2002(4)         2001
                                           -------------------------------------------------------------
Net Asset Value, Beginning of Year         $        4.87   $        4.19   $        5.89   $       10.00
Investment income (loss) - net                     (0.11)          (0.08)          (0.21)          (0.18)
Net realized and unrealized gain
  (loss) on investments                            (0.07)           0.76           (1.49)          (3.93)
                                           -------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS               (0.18)           0.68           (1.70)          (4.11)
                                           -------------------------------------------------------------
Net Asset Value, End of Year               $        4.69   $        4.87   $        4.19   $        5.89
                                           -------------------------------------------------------------
    TOTAL RETURN (2)                               (3.70)%         16.23%         (28.86)%        (41.10)%
                                           =============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                    $     513,817   $     442,489   $     328,254   $     230,547
Ratio of expenses with reimbursement
  to average net assets (3)                         2.50%           2.50%           5.56%           7.25%
Ratio of expenses without
  reimbursement to average net assets               5.52%           7.36%           7.78%           7.25%
Ratio of net investment loss with
  reimbursement to average net assets              (2.09)%         (1.91)%         (5.08)%         (6.12)%
Portfolio turnover rate                           159.89%         179.56%         177.62%          70.58%

(1) Per share information has been calculated using the average number of shares outstanding.
(2) Does not include the effect of sales charge.
(3) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.85% for class A and 2.50% for class B.
(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

2004 ANNUAL REPORT

SM&R  ALGER SMALL-CAP FUND

                                                              MANAGER COMMENTARY

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Industrials                            16.07%
Health Care                            21.25%
Information Technology                 25.25%
Financials                              9.26%
Energy                                  4.48%
Consumer Discretionary                 13.91%
Materials                               1.29%
Telecommunication Services              1.56%
Affiliated Money Market Fund            5.52%
Consumer Staples                        1.41%

INVESTMENT OBJECTIVE
The SM&R Alger Small-Cap Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 80% of its total assets in the equity securities of small-capitalization companies listed on U.S. exchanges or in the over-the-counter market. A small capitalization company is one that has a market capitalization within the range of companies in the Russell 2000 Growth Index or the S&P SmallCap 600 Index. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was of benefit during a period in which growth outperformed value.

MARKET REVIEW
The twelve months ending August 31, 2004 were relatively solid for equity securities across most market capitalizations and styles. However, the year began in a rather inauspicious manner. Despite an improved outlook for the semi-conductor industry, bearish news in the labor markets and OPEC's surprise decision to cut oil output dragged stocks down during September of 2003. Fortunately, the trend reversed itself with the start of the fourth quarter. Fueled in part by rising consumer confidence, a bullish outlook from the Fed and the fastest GDP Growth in 20 years, markets trended higher during October. The momentum continued into November. Despite a falling dollar, stocks continued to rise on larger-than-expected growth in the manufacturing sector, bullish forecasts in the tech sector and solid housing data. The upward trend did not falter in December, as positive economic and geopolitical news captured most of the headlines. Strong consumer spending and the largest productivity gains in 20 years helped to propel most equity indices significantly higher during the final month of the year. The capture of Saddam Hussein on December 13th further enthused investors.

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the three-month period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Fed's indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regards the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30th helped to relieve investors of some of their fear and uncertainty. Unfortunately, the positive trend came to a halt in July and August. Disappointing job growth, surging oil prices and election-related terrorism fears all helped to keep buyers out of the market. While value stocks were able to withstand the downward pressure more effectively than their growth counterparts, stocks of most styles and sizes moved lower during the final two months of the period.

          FUND PERFORMANCE

          The Fund's Class A Shares returned 4.94%, before sales charge, during the fiscal year ended August 31, 2004, versus a 0.19% return for the Lipper Small-Cap Growth Index. The Fund benefited from strong security selection in the consumer discretionary, health care and materials sectors in beating the Lipper Small-Cap Growth benchmark.

MARKET & ECONOMIC OUTLOOK
Here we are at the end of summer. Yet, after months of positive economic data, the markets are still drifting and the public mood is hardly what one would call euphoric. So, we've been wondering: What explains the disconnect between how the economy is doing and how many people think it is doing? The short answer is, publicly traded companies are generating record profits, but workers are not benefiting as much. Many companies are seeing significant double-digit earnings growth; for workers, average hourly earnings are up only 2.0% year-over-year and disposable income is up 3.9%. This gap will likely create confusion, political battlefields, and opportunities: Confusion because the numbers won't quite make sense to many people; battlefields because partisans will pick and choose which numbers to emphasize; and opportunities because the net effect will be to dampen euphoria and keep the market sober and less expensive than its fundamentals warrant.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

BEST REGARDS,

/s/ Jill Greenwald

JILL GREENWALD, CFA, PORTFOLIO MANAGER
SM&R ALGER SMALL-CAP FUND

[CHART]

                            SM&R ALGER SMALL-CAP FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER SMALL-CAP FUND, CLASS A, AT OFFERING PRICE, LPPER SMALL-CAP GROWTH INDEX AND THE S&P 500

                    SM&R ALGER                                             LIPPER SMALL-CAP
                  SMALL-CAP FUND                   S&P 500                   GROWTH INDEX
  9/1/2000           $ 9,497                       $ 10,000                     $ 10,000
12/31/2000           $ 7,864                       $  8,731                     $  7,940
 8/31/2001           $ 5,261                       $  7,561                     $  6,676
12/31/2001           $ 5,508                       $  7,693                     $  6,928
 8/30/2002           $ 4,112                       $  6,201                     $  5,049
 9/30/2002           $ 3,808                       $  5,527                     $  4,743
12/31/2002           $ 3,998                       $  5,993                     $  5,001
 8/30/2003           $ 5,185                       $  6,949                     $  6,619
 9/30/2003           $ 5,071                       $  6,875                     $  6,457
12/31/2003           $ 5,708                       $  7,712                     $  7,240
 8/31/2004           $ 5,442                       $  7,744                     $  6,607

                              AVERAGE ANNUAL RETURN

INCLUDES MAXIMUM SALES CHARGE THROUGH 8/31/04. INCEPTION DATE OF THESE CLASSES IS 09/01/00.

SHARE        ONE              SINCE
CLASS        YEAR           INCEPTION
------------------          ---------
  A         (0.35)%          (14.11)%
  B         (1.22)%          (13.58)%

SM&R Alger Small Cap Fund performance figures reflect investment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the maximum initial sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R  ALGER SMALL-CAP FUND

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2004

COMMON STOCK                                                   SHARES        VALUE
------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 1.34%
Alliant Techsystems Incorporated*                                   330   $   19,120

AIRLINES -- 1.02%
AirTran Holdings, Incorporated*                                   1,200       14,580

BIO TECHNOLOGY -- 5.18%
Encysive Pharmaceuticals Incorporated*                              900        7,110
Eyetech Pharmaceuticals Incorporated*                               250        8,680
Ligand Pharmaceuticals Incorporated (Class B)*                      800        7,864
Onyx Pharmaceuticals, Incorporated*                                 350       12,999
QLT Incorporated*                                                   750       11,625
Telik, Incorporated*                                                500        9,470
Vicuron Pharmaceuticals Incorporated*                             1,100       16,434
                                                                              74,182

CAPITAL MARKETS -- 1.37%
Affiliated Managers Group, Incorporated*                            400       19,620

COMMERCIAL BANKS -- 1.92%
Southwest Bancorporation of Texas, Incorporated                     350        7,378
UCBH Holdings, Incorporated                                         500       20,075
                                                                              27,453

COMMERCIAL SERVICES & SUPPLIES -- 5.28%
CoStar Group Incorporated*                                          450       19,031
Education Management Corporation*                                   600       17,436
Gevity HR, Incorporated                                             850       15,164
Universal Technical Institute Incorporated*                         350        9,583
Westcorp                                                            350       14,374
                                                                              75,588

COMMUNICATION EQUIPMENT -- 1.84%
Advanced Fibre Communications, Incorporated*                        700   $   12,019
Foundry Networks, Incorporated*                                     800        7,296
Sierra Wireless Incorporated*                                       400        7,080
                                                                              26,395

COMPUTER RELATED & BUSINESS SERVICES -- 1.08%
Silicon Image, Incorporated*                                      1,400       15,400

COMPUTER SERVICES -- 1.29%
Open Solutions Incorporated*                                        800       18,448

COMPUTER SOFTWARE -- 2.93%
Chordiant Software, Incorporated*                                 3,800       10,564
Hyperion Solutions Corporation*                                     500       18,280
NAVTEQ Corporation*                                                 400       13,152
                                                                              41,996

COMPUTERS & PERIPHERALS -- 1.06%
Avid Technology, Incorporated*                                      350       15,145

CONSUMER FINANCE -- 1.30%
First Marblehead Corporation (The)*                                 450       18,616

DIVERSIFIED FINANCIAL SERVICES -- 1.32%
National Financial Partners Corporation                             550       18,920

ENERGY EQUIPMENT & SERVICES -- 1.36%
Varco International, Incorporated*                                  800       19,424

ELECTRICAL EQUIPMENT -- 0.96%
Roper Industries, Incorporated                                      250       13,788

COMMON STOCK                                                   SHARES        VALUE
------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.96%
Rogers Corporation*                                                 175   $    8,118
Trimble Navigation LTD*                                             725       19,967
                                                                              28,085

FINANCE -- 0.90%
Piper Jaffray Companies, Incorporated*                              300       12,930

FOOD & STAPLES RETAILING -- 1.42%
NeighborCare, Incorporated*                                         800       20,312

HEALTH CARE EQUIPMENT & SUPPLIES -- 6.03%
Advanced Medical Optics, Incorporated*                              550       20,471
Immucor, Incorporated*                                              975       19,939
INAMED Corporation*                                                 250       13,285
Intuitive Surgical, Incorporated*                                   800       19,400
Mentor Corporation                                                  375       13,192
                                                                              86,287

HEALTH CARE PROVIDER & SERVICES -- 7.15%
Accredo Health, Incorporated*                                       500       10,925
Molina Healthcare Incorporated*                                     600       19,920
Psychiatric Solutions, Incorporated*                                700       15,337
Sierra Health Services, Incorporated*                               450       19,404
Sunrise Senior Living, Incorporated*                                550       19,481
VCA Antech, Incorporated*                                           900       17,244
                                                                             102,311

HOTELS, RESTAURANT & LEISURE -- 3.49%
Applebee's International, Incorporated                              710       17,090
Red Robin Gourmet Burgers Incorporated*                             350       12,239
Station Casinos, Incorporated                                       450       20,700
                                                                              50,029

INFORMATION TECHNOLOGY SERVICES -- 4.15%
Alliance Data Systems Corporation*                                  550   $   21,010
Global Payments Incorporated                                        350       15,526
Kanbay International Incorporated*                                1,150       22,896
                                                                              59,432

INSURANCE -- 1.20%
Arch Capital Group LTD*                                             470       17,202

INTERNET & CATALOG RETAIL -- 1.02%
Priceline.com Incorporated*                                         700       14,616

INTERNET SOFTWARE & SERVICES -- 4.53%
iVillage Incorporated*                                            1,250        7,263
Lionbridge Technologies, Incorporated*                            1,650       13,150
Netegrity, Incorporated*                                          1,600        9,712
Openwave Systems Incorporated*                                    1,266       11,799
SonicWALL, Incorporated*                                          2,300       12,420
ValueClick, Incorporated*                                         1,450       10,484
                                                                              64,828

LEISURE EQUIPMENT & SERVICES -- 1.21%
LIFE TIME FITNESS, Incorporated*                                    700       17,395

MACHINERY -- 2.58%
Actuant Corporation (Class A)*                                      500       18,920
Terex Corporation*                                                  500       18,065
                                                                              36,985

MEDIA -- 2.34%
Media General, Incorporated (Class A)                               275       16,002
Spanish Broadcasting System,
  Incorporated (Class A)*                                         2,000       17,520
                                                                              33,522

2004 ANNUAL REPORT

SM&R ALGER SMALL-CAP FUND

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2004

COMMON STOCK                                                     SHARES        VALUE
--------------------------------------------------------------------------------------
MEDICAL DEVICES -- 0.70%
Wright Medical Group, Incorporated*                                   370   $    9,990

OIL & GAS -- 3.14%
Evergreen Resources, Incorporated*                                    400       15,780
General Maritime Corporation*                                         400       10,912
Swift Energy Company*                                                 900       18,315
                                                                                45,007

PAPER PACKAGING & FOREST PRODUCTS -- 1.29%
Louisiana-Pacific Corporation                                         750       18,495

PHARMACEUTICALS -- 2.30%
Impax Laboratories, Incorporated*                                   1,150       16,456
Medicines Company (The)*                                              650       16,432
                                                                                32,888

RAILROADS -- 0.88%
Hunt (J.B.) Transport Services, Incorporated                          370       12,543

RETAILING -- 1.14%
Guitar Center, Incorporated*                                          400       16,384

ROAD & RAIL -- 0.89%
Sirva Incorporated *                                                  600       12,708

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 0.80%
AMIS Holdings, Incorporated*                                          950       11,438

SEMICONDUCTORS -- 2.84%
Axcelis Technologies, Incorporated*                                 1,350   $   10,530
Brooks Automation, Incorporated*                                      800        9,944
Integrated Circuit Systems, Incorporated*                             590       12,968
Semtech Corporation*                                                  400        7,236
                                                                                40,678

SEMICONDUCTORS CAPITAL EQUIPMENT -- 1.25%
Sigmatel Incorporated*                                                400        6,716
SiRF Technology Holdings, Incorporated*                             1,120       11,178
                                                                                17,894

SOFTWARE -- 3.60%
Cerner Corporation*                                                   300       13,143
Fair Issac Corporation                                                335        9,022
Quest Software, Incorporated*                                         800        8,096
Take-Two Interactive Software, Incorporated*                          650       21,287
                                                                                51,548

SPECIALTY RETAIL -- 3.70%
Aeropostale, Incorporated*                                            500       15,575
AnnTaylor Stores Corporation*                                         727       17,572
PETCO Animal Supplies, Incorporated*                                  600       19,872
                                                                                53,019

TEXTILES, APPAREL & LUXURY GOODS -- 1.06%
Quicksilver, Incorporated*                                            700       15,225

THRIFTS & MORTGAGE FINANCE -- 1.29%
Bank Mutual Corporation                                             1,617       18,450

COMMON STOCK                                                     SHARES        VALUE
--------------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 1.25%
MSC Industrial Direct Company,
  Incorporated (Class A)                                              575  $    17,865

WIRELESS TELECOMMUNICATION SERVICES -- 1.57%
SpectraSite, Incorporated*                                            500       22,470

          TOTAL COMMON STOCK -- 94.93%
          (Cost $1,328,460)                                                  1,359,211

MONEY MARKET FUNDS
SM&R Money Market Fund, 0.98% (a)                                  79,413       79,413

          TOTAL MONEY MARKET FUNDS -- 5.55%
          (Cost $79,413)                                                        79,413

          TOTAL INVESTMENTS -- 100.48%
          (Cost $1,407,873)                                                  1,438,624

          LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.48)%
                                                                                (6,845)

          NET ASSETS -- 100.00%                                            $ 1,431,779

ABBREVIATIONS
* Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Small-Cap Fund are affiliated by having the same investment adviser.

See notes to financial statements.

SM&R ALGER SMALL-CAP FUND

                                                                     FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS
Investments in unaffiliated securities, at value (Cost $1,328,460)                         $      1,359,211
Investments in affiliated money market funds (Cost $79,413)                                          79,413
  Total investments (Cost $1,407,873)                                                             1,438,624
Receivable for:
  Investment securities sold                                                                         13,605
  Capital stock sold                                                                                    264
  Dividends                                                                                             281
  Expense reimbursement                                                                               3,094
  TOTAL ASSETS                                                                                    1,455,868

LIABILITIES
Investment securities purchased                                                                      12,642
Accrued:
  Investment advisory fee                                                                             1,237
  Service fee                                                                                           309
  Distribution fee                                                                                    2,172
Other liabilities                                                                                     7,729
  TOTAL LIABILITIES                                                                                  24,089
  NET ASSETS (applicable to shares outstanding)                                            $      1,431,779

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                                 $      1,404,139
Accumulated net realized loss on investments                                                         (3,111)
Net unrealized appreciation on investments                                                           30,751
  NET ASSETS                                                                               $      1,431,779

NET ASSETS:
Class A                                                                                    $        978,028
Class B                                                                                    $        453,751
  TOTAL NET ASSETS                                                                         $      1,431,779

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                                                    100,000,000
  Outstanding                                                                                       170,700
Class B:
  Authorized                                                                                    100,000,000
  Outstanding                                                                                        79,710
Class A:
  Net asset value and redemption price per share                                           $           5.73
  Offering price per share: (Net Assets value of $5.73/95%)                                $           6.03
Class B:
  Net asset value and offering price per share                                             $           5.69

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME
Dividends                                                                                  $          2,298
  (Net of foreign tax withheld of $17)
Interest from affiliated money market funds                                                             488
  TOTAL INVESTMENT INCOME                                                                             2,786

EXPENSES
Investment advisory fees                                                                             14,006
Service fees                                                                                          3,501
Professional fees                                                                                     4,307
Custody and transaction fees                                                                         15,871
Directors' fees                                                                                       6,331
Qualification fees                                                                                    5,505
  Class A                                                                                             6,770
  Class B                                                                                             6,769
Shareholder reporting expenses:
  Class A                                                                                               267
  Class B                                                                                               163
Distribution fees:
  Class A                                                                                             3,336
  Class B                                                                                             4,474
Insurance expenses                                                                                      433
  TOTAL EXPENSES                                                                                     71,733
  LESS EXPENSES REIMBURSED                                                                          (42,188)
  NET EXPENSES                                                                                       29,545
  INVESTMENT LOSS - NET                                                                             (26,759)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                                                    280,322
Change in unrealized depreciation of investments for the year                                      (215,929)
NET GAIN ON INVESTMENTS                                                                              64,393
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $         37,634

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                               2004               2003
                                                          ----------------------------------
Investment loss - net                                     $       (26,759)   $       (15,753)
Net realized gain (loss) on investments                           280,322            (44,898)
Change in unrealized appreciation (deprecation)                  (215,929)           297,253
Net increase in net assets resulting from operations               37,634            236,602

CAPITAL SHARE TRANSACTIONS - NET

  Class A                                                         161,175            192,711
  Class B                                                          71,015             88,975
    TOTAL NET CAPITAL SHARE TRANSACTIONS                          232,190            281,686
    TOTAL INCREASE                                                269,824            518,288

NET ASSETS

  Beginning of year                                             1,161,955            643,667
  End of year                                             $     1,431,779    $     1,161,955

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                               CLASS A SHARES
                                        ------------------------------------------------------------
                                           2004(1)         2003(1)         2002(4)          2001
                                        ------------------------------------------------------------
Net Asset Value, Beginning of Year      $       5.46    $       4.33    $       5.54    $      10.00
Investment income (loss) - net                 (0.10)          (0.07)          (0.32)          (0.55)
Net realized and unrealized gain
  (loss) on investments                         0.37            1.20           (0.89)          (3.91)
                                        ------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS            0.27            1.13           (1.21)          (4.46)
                                        ------------------------------------------------------------
Net Asset Value, End of Year            $       5.73    $       5.46    $       4.33    $       5.54
                                        ============================================================
    TOTAL RETURN (2)                            4.94%          26.10%         (21.84)%        (44.60)%
                                        ============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
  DATA

Net Assets, end of year                 $    978,028    $    789,625    $    436,796    $    295,132
Ratio of expenses with reimbursement
  to average net assets (3)                     1.90%           1.90%           6.60%          11.53%
Ratio of expenses without
  reimbursement to average net assets           4.65%           6.89%           9.68%          11.53%
Ratio of net investment loss with
  reimbursement to average net assets          (1.70)%         (1.64)%         (6.33)%        (10.61)%
Portfolio turnover rate                       143.21%         131.48%         176.50%         138.73%

                                                               CLASS B SHARES
                                        ------------------------------------------------------------
                                           2004(1)         2003(1)         2002(4)         2001
                                        ------------------------------------------------------------
Net Asset Value, Beginning of Year      $       5.47    $       4.32    $       5.65    $      10.00
Investment income (loss) - net                 (0.14)          (0.10)          (0.41)          (0.37)
Net realized and unrealized gain
  (loss) on investments                         0.36            1.25           (0.92)          (3.98)
                                        ------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS            0.22            1.15           (1.33)          (4.35)
                                        ------------------------------------------------------------
Net Asset Value, End of Year            $       5.69    $       5.47    $       4.32    $       5.65
                                        ============================================================
    TOTAL RETURN (2)                            4.02%          26.62%         (23.54)%        (43.50)%
                                        ============================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
  DATA

Net Assets, end of year                 $    453,751    $    372,330    $    206,871    $    171,656
Ratio of expenses with reimbursement
  to average net assets (3)                     2.55%           2.55%           8.05%          11.97%
Ratio of expenses without
  reimbursement to average net assets           6.11%           9.05%          11.65%          11.97%
Ratio of net investment loss with
  reimbursement to average net assets          (2.35)%         (2.29)%         (7.77)%        (11.25)%
Portfolio turnover rate                       143.21%         131.48%         176.50%         138.73%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.90% for class A and 2.55% for class B.
(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

SM&R ALGER GROWTH FUND

MANAGER COMMENTARY

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Industrials                             7.05%
Health Care                            19.89%
Information Technology                 29.74%
Financials                              7.52%
Energy                                  5.66%
Consumer Discretionary                 21.74%
Materials                               1.42%
Affiliated Money Market Fund            2.19%
Consumer Staples                        4.79%

INVESTMENT OBJECTIVE

The SM&R Alger Growth Fund seeks to achieve long-term capital appreciation. The Fund normally invests at least 65% of its total assets in the equity securities of large companies listed on U.S. exchanges or in the over-the-counter market. The fund considers a large company to have a market capitalization of $10 billion or greater. During the recent fiscal year, the management of the Fund remained unchanged: a research intensive, bottom-up approach focusing on rapidly growing stocks. Management's growth stock philosophy was of benefit during a period in which growth outperformed value.

MARKET REVIEW

The twelve months ending August 31, 2004 were relatively solid for equity securities across most market capitalizations and styles. However, the year began in a rather inauspicious manner. Despite an improved outlook for the semi-conductor industry, bearish news in the labor markets and OPEC's surprise decision to cut oil output dragged stocks down during September of 2003. Fortunately, the trend reversed itself with the start of the fourth quarter. Fueled in part by rising consumer confidence, a bullish outlook from the Fed and the fastest GDP Growth in 20 years, markets trended higher during October. The momentum continued into November. Despite a falling dollar, stocks continued to rise on larger-than-expected growth in the manufacturing sector, bullish forecasts in the tech sector and solid housing data. The upward trend did not falter in December, as positive economic and geopolitical news captured most of the headlines. Strong consumer spending and the largest productivity gains in 20 years helped to propel most equity indices significantly higher during the final month of the year. The capture of Saddam Hussein on December 13th further enthused investors.

While the robust momentum of 2003 seemed to wane a bit during the first quarter of 2004, markets still managed to post positive returns throughout the three-month period. Despite escalating fears of a stalled recovery in the labor market, stocks advanced during the first month of the year as investors chose to focus on rising consumer sentiment and stellar growth within the U.S. merger and acquisition business. The forward progress continued into February. Investors were heartened by news of significant growth in the manufacturing sector and the Fed's indication that it would remain patient with regard to interest rate hikes. Most equity indices trended higher during the second month of the year, with mid-cap stocks leading the upturn. The positive momentum, however, seemed to slow down in March, with equity indices posting mixed results. While small and mid-cap stocks were able to remain in positive territory during the one-month period, large-cap stocks struggled, as geopolitical uncertainty began to weigh on investors. With continued unrest in Israel and Iraq and rising tensions between China and Taiwan, large-cap stocks of all styles trended downward during the final month of the quarter.

Despite a weak start to the second quarter, equity markets managed to post modest gains during the three-month period. As the quarter began, solid fundamentals seemed to be trumped by fear and uncertainty. Despite better-than-expected growth in the housing market and strong earnings news, investors were shaken by escalating violence in Iraq and fears of a looming interest rate hike. Stocks of all sizes and styles trended downward during April. Fortunately, the negative momentum reversed course in May. Investors were heartened by better-than-expected first-quarter GDP growth and news that soaring oil prices had begun to moderate. Stocks moved higher during the second month of the quarter, with mid cap stocks leading the way. The advance continued into June. Despite continued uncertainty in regards the situation in Iraq, stocks rose on strong payroll growth and a large jump in consumer confidence. In addition, the modest 25 basis point interest rate hike on June 30th helped to relieve investors of some of their fear and uncertainty. Unfortunately, the positive trend came to a halt in July and August. Disappointing job growth, surging oil prices and election-related terrorism fears all helped to keep buyers out of the market. While value stocks were able to withstand the downward pressure more effectively than their growth counterparts, stocks of most styles and sizes moved lower during the final two months of the period.

FUND PERFORMANCE

The Fund's Class A Shares returned 0.77%, before sales charge, during the fiscal year ended August 31, 2004, versus an 11.45% return for the S&P 500 Index. The Lipper Large-Cap Growth Index returned 2.86% over the same time period. The Fund benefited from solid security selection in the industrials sector, but was hurt by an overweighting in the weak information technology sector and poor performing consumer staples stocks in missing the S&P 500 benchmark.

MARKET & ECONOMIC OUTLOOK

Here we are at the end of summer. Yet, after months of positive economic data, the markets are still drifting and the public mood is hardly what one would call euphoric. So, we've been wondering: What explains the disconnect between how the economy is doing and how many people think it is doing? The short answer is, publicly traded companies are generating record profits, but workers are not benefiting as much. Many companies are seeing significant double-digit earnings growth; for workers, average hourly earnings are up only 2.0% year-over-year and disposable income is up 3.9%. This gap will likely create confusion, political battlefields, and opportunities: Confusion because the numbers won't quite make sense to many people; battlefields because partisans will pick and choose which numbers to emphasize; and opportunities because the net effect will be to dampen euphoria and keep the market sober and less expensive than its fundamentals warrant.

Regardless of market conditions, we will persist in emphasizing individual security selection through thorough, internal research conducted by talented analysts. Looking ahead, we will continue to seek out and invest in companies that we believe will grow their earnings rapidly and consistently.

Best Regards,
/s/ Teresa McRoberts
/s/ Patrick Kelly

Teresa McRoberts and Patrick Kelly
Co-Portfolio Managers
SM&R Alger Growth Fund


[CHART]

SM&R ALGER GROWTH FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R ALGER GROWTH FUND, CLASS A, AT OFFERING PRICE, AND LIPPER LARGE-CAP GROWTH INDEX AND THE S&P 500

                  SM&R ALGER GROWTH FUND                                   S&P 500           LIPPER LARGE-CAP GROWTH INDEX
     9/1/2000             $ 9,497                       Class A            $ 10,000                     $ 10,000
   12/31/2000             $ 7,265              SinIncep  -16.01%           $  8,731                     $  7,528
    8/31/2001             $ 6,059              1 yr       -4.20%           $  7,561                     $  5,579
   12/31/2001             $ 6,126                       Class B            $  7,693                     $  5,731
    8/30/2002             $ 4,350              SinIncep  -15.95%           $  6,201                     $  4,372
    9/30/2002             $ 3,970              1 yr       -4.86%           $  5,527                     $  3,949
   12/31/2002             $ 4,065                                          $  5,993                     $  4,120
    8/30/2003             $ 4,938                                          $  6,949                     $  4,855
    9/30/2003             $ 4,862                                          $  6,875                     $  4,751
   12/31/2003             $ 5,423                                          $  7,712                     $  5,231
    8/31/2004             $ 4,976                                          $  7,744                     $  4,993


AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/04. Inception date of these classes is 09/01/00.

SHARE                           ONE                     SINCE
CLASS                           YEAR                  INCEPTION
-----                           ----                  ---------
  A                           (4.20)%                  (16.01)%
  B                           (4.86)%                  (15.95)%

SM&R Alger Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum initial sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R  ALGER GROWTH FUND

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2004

 COMMON STOCK                                                    SHARES         VALUE
-------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.43%
Boeing Company (The)                                                  200   $        10,444

Air Freight & Logistics -- 0.68%

FedEx Corporation                                                     200            16,398

BEVERAGES -- 1.76%
Anheuser-Busch Companies, Incorporated                                800            42,240

BIO TECHNOLOGY -- 8.04%

Amgen Incorporated*                                                   200            11,858
Biogen Idec Incorporated*                                           1,000            59,330
Eyetech Pharmaceuticals Incorporated*                                 350            12,152
Genetech, Incorporated*                                               500            24,390
Gilead Sciences, Incorporated*                                        300            20,739
ImClone Systems Incorporated*                                         600            31,968
OSI Pharmaceuticals, Incorporated*                                    550            32,774
                                                                                    193,211

CAPITAL MARKETS -- 1.91%
Affiliated Managers Group, Incorporated*                              480            23,544
L. Rowe Price Group Incorporated                                      450            22,288
                                                                                     45,832
CHEMICALS -- 1.42%
Dow Chemical Company (The)                                            800            34,248

COMMERCIAL BANKS -- 0.73%
Wells Fargo & Company                                                 300            17,625

COMMUNICATION EQUIPMENT -- 3.21%
Cisco Systems, Incorporated*                                        2,900            54,404
QUAI COMM Incorporated                                                600            22,830
                                                                                     77,234

CONSUMER FINANCE -- 1.56%
American Express Company                                              750            37,515

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.21%
Symbol Technologies, Incorporated                                     400             5,160

ENERGY & ENERGY SERVICES -- 2.16%
Patterson-UTI Energy, Incorporated                                    500   $         8,660
Schlumberger LTD                                                      700            43,260
                                                                                     51,920

ENERGY EQUIPMENT & SERVICES -- 0.50%
National-Oilwell, Incorporated*                                       400            11,960

FOOD & STAPLES RETAILING -- 3.07%
Wal-Mart Stores, Incorporated                                       1,400            73,738

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.30%
Boston Scientific Corporation*                                        500            17,865
Medtronic, Incorporated                                               750            37,313
                                                                                     55,178

HEALTH CARE PROVIDER & SERVICES -- 2.85%
Aetna Incorporated                                                    300            27,795
HCA, Incorporated                                                   1,050            40,750
                                                                                     68,545

HOTELS, RESTAURANTS & LEISURE -- 4.15%
Carnival Corporation                                                  500            22,895
Royal Carribean Cruises LTD                                           900            37,170
Starwood Hotels & Resorts Worldwide, Incorporated                     900            39,780
                                                                                     99,845

HOUSEHOLD DURABLES -- 1.22%
Fortune Brands Incorporated                                           400            29,260

INDUSTRIAL CONGLOMERATES -- 5.97%
General Electric Company                                            1,800            59,022
Tyco International LTD                                              2,700            84,564
                                                                                    143,586

INSURANCE -- 3.36%
AFLAC Incorporated                                                    950            38,095
American International Group, Incorporated                            600            42,744
                                                                                     80,839

COMMON STOCK                                                     SHARES         VALUE
-------------------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 4.97%
eBay Incorporated*                                                    640   $        55,386
IAC/InterActiveCorp*                                                1,100            25,091
Netflix Incorporated*                                               2,800            39,060
                                                                                    119,537

INTERNET SOFTWARE & SERVICES -- 6.73%
Automatic Data Processing, Incorporation                              500            19,885
First Data Corporation                                              1,300            54,925
Google Incorporated (Class A)*                                        125            12,806
Yahoo! Incorporated*                                                2,600            74,126
                                                                                    161,742

MEDIA -- 5.20%
Comcast Corporation (Special Class A)*                                400            11,100
Gannett Company, Incorporated                                         115             9,741
Time Warner Incorporated*                                           2,200            35,970
Viacom Incorporated (Class B)                                         400            13,324
XM Satellite Radio Holdings Incorporated*                           2,000            54,940
                                                                                    125,075

MULTI-LINE RETAIL -- 2.87%
Target Corporation                                                  1,550            69,099

OIL & GAS -- 3.03%
BP PLC ADR                                                            500            26,850
Devon Energy Corporation                                              355            23,008
EOG Resources, Incorporated                                           400            23,108
                                                                                     72,966

PHARMACEUTICALS -- 6.83%
Abbott Laboratories                                                   700            29,183
Allergan, Incorporated                                                300            22,395
Ivax Corporation*                                                   1,250            24,200
Pfizer, Incorporated                                                1,750            57,172
Sepracor Incorporated*                                                300            14,883
Teva Pharmaceutical Industries LTD ADR                                600            16,350
                                                                                    164,183

RETAILING -- 1.58%
CVS Corporation                                                       950            38,000

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT -- 1.80%
Advanced Micro Devices, Incorporated*                               2,000            22,860
Broadcom Corporation*                                                 750            20,355
                                                                                     43,215

SEMICONDUCTORS -- 12.19%
Altera Corporation*                                                 2,650   $        50,138
Analog Devices, Incorporated                                        1,250            43,400
Applied Materials, Incorporated*                                    5,400            85,806
Intel Corporation                                                     500            10,645
Linear Technology Corporation                                       1,550            55,444
Maxim Integrated Products, Incorporated                               300            13,029
Teradyne, Incorporated*                                             2,700            34,749
                                                                                    293,211

SOFTWARE -- 5.78%
Microsoft Corporation                                               3,810           104,013
Oracle Corporation*                                                 3,500            34,895
                                                                                    138,908

SPECIALTY RETAIL -- 1.01%
Bed Bath & Beyond Incorporated*                                       650            24,323

TEXTILES, APPAREL & LUXURY GOODS -- 0.86%
NIKE, Incorporated (Class B)                                          275            20,710

        TOTAL COMMON STOCK -- 98.38%
        (Cost $2,384,918)                                                         2,365,747

MONEY MARKET FUNDS
SM&R Money Market Fund, 0.98% (a)                                  53,024            53,024

        TOTAL MONEY MARKET FUNDS -- 2.21%
        (Cost $53,024)                                                               53,024

        TOTAL INVESTMENTS -- 100.59%
        (Cost $2,437,942)                                                         2,418,771

        LIABILITIES IN EXCESS
        OF OTHER ASSETS -- (0.59)%

                                                                                    (14,141)

        NET ASSETS -- 100.00%                                               $     2,404,630
                                                                            ===============

ABBREVIATIONS
ADR - American Depository Receipt
 *  - Non-income producing securities

Notes to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Alger Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

                                                                     FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS
Investments in unaffiliated securities, at value (Cost $2,384,918)          $     2,365,747
Investments in affiliated money market funds (Cost $53,024)                          53,024
    Total investments (Cost $2,437,942)                                           2,418,771
Receivable for:
    Capital stock sold                                                                  593
    Dividends                                                                         2,340
    Expense reimbursement                                                             3,235
    TOTAL ASSETS                                                                  2,424,939

LIABILITIES
Capital stock reacquired                                                              6,578
Accrued:
    Investment advisory fee                                                           1,780
    Service fee                                                                         523
    Distribution fee                                                                  3,955
Other liabilities                                                                     7,473
    TOTAL LIABILITIES                                                                20,309
    NET ASSETS (applicable to shares outstanding)                           $     2,404,630

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                  $     2,826,939
Accumulated net realized loss on investments                                       (403,138)
Net unrealized depreciation on investments                                          (19,171)
    NET ASSETS                                                              $     2,404,630

NET ASSETS:
Class A                                                                     $     1,448,385
Class B                                                                     $       956,245
    TOTAL NET ASSETS                                                        $     2,404,630

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
    Authorized                                                                  100,000,000
    Outstanding                                                                     276,513
Class B:
    Authorized                                                                  100,000,000
    Outstanding                                                                     187,901
Class A:
    Net asset value and redemption price per share                          $          5.24
    Offering price per share: (Net Assets value of $5.24/95%)               $          5.52
Class B:
    Net asset value and offering price per share                            $          5.09

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME
Dividends                                                                   $        14,794
  (Net of foreign tax withheld of $104)
Interest from affiliated money market funds                                             383
  TOTAL INVESTMENT INCOME                                                            15,177

EXPENSES
Investment advisory fees                                                             20,214
Service fees                                                                          5,945
Professional fees                                                                     3,932
Custody and transaction fees                                                         14,278
Directors' fees                                                                       6,331
Qualification fees                                                                    5,505
  Class A                                                                             6,770
  Class B                                                                             6,771
Shareholder reporting expenses:
  Class A                                                                             1,324
  Class B                                                                               821
Distribution fees:
  Class A                                                                             4,930
  Class B                                                                             9,697
Insurance expenses                                                                    1,082
  TOTAL EXPENSES                                                                     87,600
  LESS EXPENSES REIMBURSED                                                          (40,825)
  NET EXPENSES                                                                       46,775
  INVESTMENT LOSS - NET                                                             (31,598)

REALIZED AND UNREALIZED GAIN
(LOSS) ON INVESTMENTS
Net realized gain on investments                                                    273,071
Change in unrealized depreciation of investments for the year                      (266,532)
NET GAIN ON INVESTMENTS                                                               6,539
NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                                 $       (25,059)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                                         2004               2003
------------------------------------------------------------------------------------------------------
Investment loss - net                                               $       (31,598)   $       (17,726)
Net realized gain (loss) on investments                                     273,071           (213,882)
Change in unrealized appreciation (deprecation)                            (266,532)           458,138
Net increase (decrease) in net assets resulting from operations             (25,059)           226,530

CAPITAL SHARE TRANSACTIONS - NET
  Class A                                                                   392,749            241,983
  Class B                                                                   129,705             86,350
    TOTAL NET CAPITAL SHARE TRANSACTIONS                                    522,454            328,333
    TOTAL INCREASE                                                          497,395            554,863

NET ASSETS
  Beginning of year                                                       1,907,235          1,352,372
  End of year                                                       $     2,404,630    $     1,907,235

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                         CLASS A SHARES                             CLASS B SHARES
                                           -----------------------------------------   -----------------------------------------
                                            2004(1)    2003(1)    2002(4)     2001      2004(1)    2003(1)    2002(4)     2001
                                           -----------------------------------------   -----------------------------------------
Net Asset Value, Beginning of Year         $   5.20   $   4.58   $   6.38   $  10.00   $   5.08   $   4.51   $   6.31   $  10.00
Investment loss - net                         (0.06)     (0.04)     (0.12)     (0.21)     (0.09)     (0.07)     (0.15)     (0.13)
Net realized and unrealized gain
  (loss) on investments                        0.10       0.66      (1.68)     (3.41)      0.10       0.64      (1.65)     (3.56)
                                           -----------------------------------------   -----------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS           0.04       0.62      (1.80)     (3.62)      0.01       0.57      (1.80)     (3.69)
                                           -----------------------------------------   -----------------------------------------
Net Asset Value, End of Year               $   5.24   $   5.20   $   4.58   $   6.38   $   5.09   $   5.08   $   4.51   $   6.31
                                           ========   ========   ========   ========   ========   ========   ========   ========
    TOTAL RETURN (2)                           0.77%     13.54%    (28.21)%   (36.20)%     0.20%     12.64%    (28.53)%   (36.90)%
                                           ========   ========   ========   ========   ========   ========   ========   ========

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

                                                                  CLASS A SHARES
                                           ----------------------------------------------------------
                                            2004(1)          2003(1)        2002(4)          2001
                                           ----------------------------------------------------------

Net Assets, end of year                 $  1,448,385    $  1,071,035    $    698,670    $    608,836
Ratio of expenses with reimbursement
  to average net assets (3)                     1.70%           1.70%           3.54%           5.52%
Ratio of expenses without
  reimbursement to average net assets           3.32%           4.76%           4.65%           5.52%
Ratio of net investment loss with
  reimbursement to average net assets          (1.06)%         (0.86)%         (2.64)%         (4.49)%
Portfolio turnover rate                       162.19%         222.55%         180.20%          65.24%

                                                                  CLASS B SHARES
                                           ----------------------------------------------------------
                                            2004(1)          2003(1)        2002(4)          2001
                                        -------------------------------------------------------------
Net Assets, end of year                 $    956,245    $    836,200    $    653,702    $    456,784
Ratio of expenses with reimbursement
  to average net assets (3)                     2.35%           2.35%           4.13%           5.84%
Ratio of expenses without
  reimbursement to average net assets           4.20%           5.53%           5.30%           5.84%
Ratio of net investment loss with
  reimbursement to average net assets          (1.71)%         (1.51)%         (3.24)%         (4.91)%
Portfolio turnover rate                       162.19%         222.55%         180.20%          65.24%

(1) Per share information has been calculated using the average number of shares outstanding.
(2)  Does not include the effect of sales charge.
(3) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.70% for class A and 2.35% for class B.
(4) Per share information has been restated to reflect certain reclassifications.

See notes to financial statements.

         SM&R GROWTH FUND

                                                              MANAGER COMMENTARY

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Industrials                                                                           10.32%
Health Care                                                                           11.66%
Information Technology                                                                14.19%
Financials                                                                            21.17%
Energy                                                                                 6.30%
Consumer Discretionary                                                                10.83%
Materials                                                                              2.09%
Telecomunication Services                                                              3.98%
Consumer Staples                                                                      13.97%
Utilities                                                                              3.24%
Miscellaneous                                                                          1.06%
U.S. Government                                                                        1.19%

A MESSAGE TO OUR SHAREHOLDERS
The SM&R Growth Fund's objective continues to be providing the opportunity for capital appreciation over time. The Fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing earnings and cash flow growth. For the fiscal year ended August 31, 2004, the Fund's Class T Shares produced a return of 10.67%, before sales charges (but after other expenses) versus a return of 7.99% for the Lipper Large-Cap Core Fund Index. Over that same time period, the U.S. equity markets, with the exception of the Nasdaq, also posted strong results, with the S&P 500 returning 11.45% and the Dow Jones Industrial Average returning 6.83%. The Nasdaq did not fare as well during the period and returned -0.18%. The Fund remains nearly fully invested with a cash position under 3%.

During the past fiscal year, the Fund's performance benefited from overweight equity allocations in the industrials and financials sectors. Stock selectivity in the financials, healthcare, consumer discretionary and industrials boosted performance, whereas selectivity in the consumer staples, energy and technology sectors detracted from performance. The Fund's largest sector weighting remains the financials sector, at 23% of holdings, which is indicative of the market's sector weights. Financial companies historically do very well in an economic recovery due to rebounding lending and investment banking revenues. In addition, the overhauled technology holdings discussed last time, intended to boost representation by the larger, more established companies and reduce the overall technology exposure down to a market representative weight, has allowed the Fund performance to remain above the steep declines seen in the overall technology sector. For the SM&R Growth Fund, we utilize the same disciplined stock selection disciplines used in the SM&R Balanced and Equity Income Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations.

Although the recovery is underway, recent weeks have been difficult for investors, as companies continue to lower second-half 2004 earnings guidance, despite generally strong second quarter results. Indeed, second quarter earnings have been good thus far, but they have not overwhelmed investors who needed additional confidence in the face of poor guidance from software and semiconductor companies, along with new energy price concerns. S&P 500 earnings growth for the second quarter should register yet another quarter of well over 20% growth (compared to one year ago.) There continues to be evidence of volume-based revenue growth and increasing pricing power across a broadening group of industries, though rising energy costs are a concern for airlines and other energy intensive industries, as well as for individuals. Year ago comparisons will become tougher as 2004 unfolds and the equity markets will reflect that slowing earnings growth. Cyclical dynamics should, however, result in solid and sustainable economic growth which should help boost 2004 earnings by 17% to $65 per share. Earnings for 2005 are forecast to rise 8% to $70 per share.

At 17x 2004 earnings estimates and 16x 2005 estimates, the market is not particularly cheap at this juncture, nor is it exuberantly expensive. We are scouring the markets for quality names with promising outlooks, stable management, and increasing dividend yields. We believe selectivity will be the key to performance in the coming year, as there will likely be large differences among companies within the same market sectors. We believe the economic recovery will continue, but we do not expect the stock market to keep pace with earnings gains. Investors are waiting for the next catalyst to shed light on the direction of the markets. Either P/E multiples will need to compress, or the market will tread water until earnings growth rebounds.

The SM&R Growth Fund is well positioned for the ongoing recovery with its holdings in technology, industrials and consumer cyclicals, while also providing exposure to defensive sectors such as healthcare, financials and consumer staples, should the recovery falter. The Fund continues to strive to produce capital appreciation over time by holding a diversified collection of growing companies with improving prospects.

Sincerely,

/s/ Andrew R Duncan

Andrew R Duncan, CFA, Portfolio Manager
SM&R Growth Fund

[CHART]

SM&R GROWTH FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R GROWTH FUND, CLASS T, AT OFFERING PRICE, AND LIPPER LARGE CAP CORE INDEX AND THE S&P 500

               S&P 500      LIPPER LARGE-CAP CORE INDEX   SM&R GROWTH FUND
--------------------------------------------------------------------------
 9/1/1994      $   10,000                    $   10,000        $    9,424
8/31/1995      $   12,145                    $   11,718        $   10,839
8/31/1996      $   14,419                    $   13,642        $   12,389
8/31/1997      $   20,281                    $   18,477        $   16,229
8/31/1998      $   21,922                    $   19,679        $   15,133
8/31/1999      $   30,652                    $   26,541        $   21,028
8/31/2000      $   35,655                    $   32,106        $   26,535
8/31/2001      $   26,959                    $   23,720        $   17,076
8/31/2002      $   22,108                    $   19,776        $   12,937
8/31/2003      $   24,776                    $   21,719        $   14,269
8/31/2004      $   27,613                    $   23,454        $   15,791

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/04. Inception date of these classes is 01/01/99.

SHARE              ONE                   THREE                    SINCE
CLASS              YEAR                  YEAR                   INCEPTION
--------------------------------------------------------------------------------
  A                4.94%                 (7.05)%                  (5.22)%
  B                4.39%                 (6.41)%                  (4.81)%

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/04 for Class T Shares.

10 YEAR                            4.67%
5 YEAR                            (6.68)%
1 YEAR                             4.44%

SM&R Growth Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns to Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the maximum initial sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R GROWTH FUND

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2004

COMMON STOCK                                                     SHARES         VALUE
-------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.78%
Boeing Company                                                     28,000   $     1,462,160
Honeywell International Incorporated                               47,700         1,716,246
                                                                                  3,178,406

AUTOMOBILES -- 1.26%
Ford Motor Company                                                 43,354           611,725
General Motors Corporation                                         14,700           607,257
Harley-Davidson, Incorporated                                       3,700           225,774
                                                                                  1,444,756

BANKS -- 8.98%
Bank of America Corporation                                        80,000         3,598,400
PNC Financial Services Group                                       30,000         1,610,100
U.S. Bancorp                                                       91,285         2,692,907
Wells Fargo & Company                                              40,000         2,350,000
                                                                                 10,251,407

BEVERAGES -- 3.10%
Anheuser-Busch Companies, Incorporated                             19,000         1,003,200
Coca-Cola Company                                                  34,300         1,533,553
PepsiCo, Incorporated                                              20,000         1,000,000
                                                                                  3,536,753

BIOTECHNOLOGY -- 2.13%
Amgen Incorporated*                                                17,900         1,061,291
Genentech, Incorporated*                                           28,000         1,365,840
                                                                                  2,427,131

BUILDING PRODUCTS -- 0.77%
American Standard Companies Incorporated*                          23,400           880,074

CHEMICALS -- 1.31%
Dow Chemical Company (The)                                         15,500   $       663,555
E.I. du Pont de Nemours and Company                                11,200           473,312
PPG Industries, Incorporated                                        6,000           358,620
                                                                                  1,495,487

COMMERCIAL SERVICES & SUPPLIES -- 0.69%
H & R Block, Incorporated                                          16,400           791,464

COMMUNICATION EQUIPMENT -- 2.26%
Cisco Systems, Incorporated*                                       84,500         1,585,220
Motorola, Incorporated                                             61,700           996,455
                                                                                  2,581,675

COMPUTERS & PERIPHERALS -- 3.80%
Computer Associates International, Incorporated                     7,000           169,540
Dell Incorporated*                                                 31,700         1,104,428
EMC Corporation*                                                   61,500           662,355
Hewlett-Packard Company                                            37,000           661,930
International Business Machines Corporation                        18,400         1,558,296
Sun Microsystems, Incorporated*                                    48,100           184,704
                                                                                  4,341,253

CONTAINERS & PACKAGING -- 0.54%
Sealed Air Corporation*                                            12,500           614,000

DIVERSIFIED FINANCIALS -- 7.25%
Citigroup, Incorporated                                            74,100         3,451,578
J.P. Morgan Chase & Company                                        55,500         2,196,690
Morgan Stanley                                                     51,000         2,587,230
Piper Jaffray Companies, Incorporated*                                912            39,307
                                                                                  8,274,805

COMMON STOCK                                                     SHARES         VALUE
-------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 3.23%
Alltel Corporation                                                  8,300   $       453,595
BellSouth Corporation                                              32,500           869,700
SBC Communications Incorporated                                    43,400         1,119,286
Verizon Communications Incorporated                                16,400           643,700
Vodafone Group PLC ADR                                             26,000           595,400
                                                                                  3,681,681

ELECTRIC UTILITIES -- 1.84%
Dominion Resources, Incorporated                                    3,800           246,582
Exelon Corporation                                                 18,200           670,670
Southern Company (The)                                             19,200           582,720
Wisconsin Energy Corporation                                       18,400           602,600
                                                                                  2,102,572

ELECTRICAL EQUIPMENT & INSTRUMENTS -- 0.22%
Agilent Technologies, Incorporated*                                 4,800            98,400
Jabil Circuit, Incorporated*                                        4,000            82,520
Molex Incorporated                                                  2,300            66,401
                                                                                    247,321

ENERGY EQUIPMENT & SERVICES -- 0.71%
Schlumberger Limited                                               13,100           809,580

FOOD PRODUCTS -- 2.60%
ConAgra Foods, Incorporated                                        43,800         1,147,560
McCormick & Company, Incorporated                                  38,700         1,298,385
Sensient Technologies Corporation                                  25,000           525,000
                                                                                  2,970,945

FOOD & DRUG RETAILING -- 3.41%
SUPERVALU Incorporated                                             27,800           732,808
Wal-Mart Stores, Incorporated                                      60,000         3,160,200
                                                                                  3,893,008

GAS -- 0.76%
El Paso Corporation                                                30,400   $       248,672
Kinder Morgan, Incorporated                                         4,800           290,400
Sempra Energy                                                       9,200           332,580
                                                                                    871,652

GOVERNMENT AGENCY -- 1.19%
Federal Home Loan Mortgage Corporation                             20,200         1,355,824

HEALTH CARE EQUIPMENT & SUPPLIES -- 2.27%
Beckman Coulter, Incorporated                                      22,500         1,255,275
Medtronic, Incorporated                                            21,400         1,064,650
Zimmer Holdings, Incorporated*                                      3,740           266,662
                                                                                  2,586,587

HEALTH CARE PROVIDERS & SERVICES -- 0.69%
McKesson Corporation                                               25,300           783,035

HOTELS, RESTAURANTS & LEISURE -- 1.83%
Fairmont Hotels & Resorts Incorporated                              8,950           241,561
Starwood Hotels & Resorts Worldwide,  Incorporated                 41,700         1,843,140
                                                                                  2,084,701

HOUSEHOLD DURABLES -- 0.74%
Stanley Works (The)                                                19,600           847,896

HOUSEHOLD PRODUCTS -- 3.19%
Kimberly-Clark Corporation                                         14,800           987,160
Newell Rubbermaid Incorporated                                     19,100           411,223
Procter & Gamble Company                                           40,000         2,238,800
                                                                                  3,637,183

INDUSTRIAL CONGLOMERATES -- 5.02%
3M Company                                                         10,400           856,544
Danaher Corporation                                                24,400         1,254,648
General Electric Company                                          110,200         3,613,458
                                                                                  5,724,650

COMMON STOCK                                                     SHARES         VALUE
-------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY CONSULTING & SERVICES  --  0.77%
Automatic Data Processing, Incorporated                            12,700   $       505,079
Electronic Data Systems Corporation                                10,900           209,498
SunGard Data Systems Incorporated*                                  7,100           163,300
                                                                                    877,877

INSURANCE -- 4.91%
American International Group, Incorporated                         29,260         2,084,482
Brown & Brown, Incorporated                                        24,400         1,095,560
Prudential Financial, Incorporated                                 49,200         2,272,056
St. Paul Travelers Companies, Incorporated (The)                    4,237           146,982
                                                                                  5,599,080

MACHINERY -- 1.04%
Ingersoll-Rand Company (Class A)                                   18,200         1,183,182

MEDIA -- 3.43%
Comcast Corporation (Special Class A)*                             26,900           757,773
Omnicom Group Incorporated                                          3,200           220,192
Time Warner Incorporated*                                          48,600           794,610
Viacom Incorporated (Class B)                                      19,200           639,552
Walt Disney Company (The)                                          67,000         1,504,150
                                                                                  3,916,277

MISCELLANEOUS -- 1.05%
Nasdaq-100 Index Tracking Stock                                    35,400         1,203,954

MULTI-LINE RETAIL -- 0.49%
Target Corporation                                                 12,600           561,708

OFFICE ELECTRONICS -- 0.12%
Xerox Corporation*                                                 10,100           135,643

OIL & GAS -- 5.58%
Anadarko Petroleum Corporation                                     10,600   $       627,732
BP PLC ADR                                                         27,400         1,471,380
ChevronTexaco Corporation                                          14,300         1,394,250
Royal Dutch Petroleum Company ADR                                  32,500         1,647,425
Unocal Corporation                                                 33,000         1,232,220
                                                                                  6,373,007

PAPER & FOREST PRODUCTS -- 0.24%
International Paper Company                                         6,900           276,138

PHARMACEUTICALS -- 6.56%
Bristol-Myers Squibb Company                                       17,400           412,902
Johnson & Johnson                                                  38,500         2,236,850
Merck & Company, Incorporated                                      26,700         1,200,699
Pfizer, Incorporated                                               88,040         2,876,267
Watson Pharmaceuticals, Incorporated*                              14,000           385,560
Wyeth                                                              10,400           380,328
                                                                                  7,492,606

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.11%
Analog Devices, Incorporated                                        3,900           135,408
Intel Corporation                                                  91,800         1,954,422
KLA-Tencor Corporation*                                             2,900           108,344
Linear Technology Corporation                                       3,800           135,926
Maxim Integrated Products, Incorporated                             3,400           147,662
Micron Technology, Incorporated*                                    6,300            72,513
Texas Instruments Incorporated                                     46,400           906,656
Xilinx, Incorporated                                                3,100            85,033
                                                                                  3,545,964

COMMON STOCK                                                     SHARES         VALUE
-------------------------------------------------------------------------------------------
SOFTWARE -- 3.89%
Electronic Arts Incorporated*                                       4,800   $       238,944
Intuit Incorporated*                                                3,100           131,099
Microsoft Corporation                                             118,000         3,221,400
Oracle Corporation*                                                65,700           655,029
PeopleSoft, Incorporated*                                           5,900           102,660
VERITAS Software Corporation*                                       5,650            94,468
                                                                                  4,443,600

SPECIALTY RETAIL -- 2.63
Bed Bath & Beyond Incorporated*                                    13,900           520,138
Chico's FAS, Incorporated*                                         18,200           744,380
Home Depot, Incorporated (The)                                     25,900           946,904
Limited Brands                                                     39,300           789,144
                                                                                  3,000,566

WIRELESS TELECOMMUNICATION SERVICES -- 0.75%
AT&T Wireless Services Incorporated*                               43,977           642,944
Nextel Communications,  Incorporated (Class A)*                     9,000           208,710
                                                                                    851,654

        TOTAL COMMON STOCK -- 97.14%
        (Cost $82,353,606)                                                      110,875,102

MONEY MARKET FUNDS
SM&R Money Market Fund, 0.98% (a)                                     865               865

        TOTAL MONEY MARKET FUNDS -- 0.00%
        (Cost $865 )                                                                    865

COMMERCIAL PAPER                                            FACE AMOUNT          VALUE
-------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.65%
Kraft Foods Incorporated, 1.55%, 09/01/04                 $     1,880,000   $     1,880,000
GAS -- 0.63%
Michigan Consolidated Gas Company, 1.55%, 09/03/04                722,000           721,938

HOUSEHOLD DURABLES -- 0.42%
Centex Corporation, 1.57%, 09/07/04                               483,000           482,873

        TOTAL COMMERCIAL PAPER -- 2.70%
        (Cost $3,084,811)                                                         3,084,811

        TOTAL INVESTMENTS -- 99.84%
        (Cost $85,439,282)                                                      113,960,778

        CASH AND OTHER ASSETS,
        LESS LIABILITIES -- 0.16%

                                                                                    176,916

        NET ASSETS -- 100.00%                                               $   114,137,694
                                                                            ===============

ABBREVIATIONS
ADR - American Depository Receipt
  * - Non-income producing securities

Note to Schedule of Investments
(a) The rate quoted is the annualized seven-day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Growth Fund are affiliated by having the same investment adviser.

See notes to financial statements.

                                                                     FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS
Investments in unaffiliated securities, at value (Cost $85,438,417)         $   113,959,913
Investments in affiliated money market funds (Cost $865)                                865
Prepaid expenses                                                                      7,456
Receivable for:
    Capital stock sold                                                               27,741
    Dividends                                                                       226,030
    Expense Reimbursement                                                             1,986
Other assets                                                                         93,341
    TOTAL ASSETS                                                                114,317,332

LIABILITIES
Capital stock reacquired                                                             40,261
Accrued:
    Investment advisory fee                                                          72,720
    Service fee                                                                      24,145
    Distribution fee                                                                 10,428
Other liabilities                                                                    32,084
    TOTAL LIABILITIES                                                               179,638
    NET ASSETS (applicable to shares outstanding)                           $   114,137,694

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                  $   114,372,823
Undistributed net investment income                                                 147,481
Accumulated net realized loss on investments                                    (28,904,106)
Net unrealized appreciation on investments                                       28,521,496
    NET ASSETS                                                              $   114,137,694

NET ASSETS:
Class A                                                                     $     6,017,294
Class B                                                                     $     3,364,714
Class T                                                                     $   104,755,686
    TOTAL NET ASSETS                                                        $   114,137,694

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
    Authorized                                                                   50,000,000
    Outstanding                                                                   1,585,716
Class B:
    Authorized                                                                   25,000,000
    Outstanding                                                                     903,475
Class T:
    Authorized                                                                   95,000,000
    Outstanding                                                                  27,044,860
Class A:
    Net asset value and redemption price per share                          $          3.79
    Offering price per share:
        (Net Assets value of $3.79/95.00%)                                  $          3.99
Class B:
    Net asset value and offering price per share                            $          3.72
Class T:
    Net asset value and redemption price per share                          $          3.87
    Offering price per share:
        (Net Assets value of $3.87/94.25%)                                  $          4.11

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME
Dividends                                                                   $     2,052,888
   (Net of foreign tax withheld of $13,762)
Interest                                                                             39,086
Interest from affiliated money market funds                                             107
    TOTAL INVESTMENT INCOME                                                       2,092,081

EXPENSES
Investment advisory fees                                                            851,235
Service fees                                                                        282,395
Professional fees                                                                    18,207
Custody and transaction fees                                                         22,559
Directors' fees                                                                       6,331
Qualification fees                                                                    6,555
    Class A                                                                           6,410
    Class B                                                                           5,208
    Class T                                                                           9,919
Shareholder reporting expenses:
    Class A                                                                           8,551
    Class B                                                                           4,664
    Class T                                                                          60,694
Insurance expenses                                                                   34,800
Distribution fees:
    Class A                                                                          14,577
    Class B                                                                          23,783
    TOTAL EXPENSES                                                                1,355,888
    LESS EXPENSES REIMBURSED                                                        (17,898)
    NET EXPENSES                                                                  1,337,990
    INVESTMENT INCOME - NET                                                         754,091

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments                                                  2,900,180
Change in unrealized appreciation of investments for the year                     8,055,054
NET GAIN ON INVESTMENTS                                                          10,955,234
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                        $    11,709,325

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

INCREASE IN NET ASSETS FROM OPERATIONS

                                                               2004              2003
-------------------------------------------------------------------------------------------
Investment income - net                                   $       754,091   $       609,813
Net realized gain (loss) on investments                         2,900,180        (7,083,270)
Change in unrealized appreciation                               8,055,054        16,105,173
Net increase in net assets resulting from operations           11,709,325         9,631,716

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net
    Class A                                                       (30,045)          (20,780)
    Class B                                                        (5,732)           (2,731)
    Class T                                                      (720,998)         (557,596)
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                          (756,775)         (581,107)

CAPITAL SHARE TRANSACTIONS - NET
Class A                                                           462,971          (627,924)
Class B                                                           385,591          (115,549)
Class T                                                        (5,785,078)       (6,971,637)
    TOTAL NET CAPITAL SHARE TRANSACTIONS                       (4,936,516)       (7,715,110)
    TOTAL INCREASE                                              6,016,034         1,335,499

NET ASSETS
Beginning of year                                             108,121,660       106,786,161
End of year                                               $   114,137,694   $   108,121,660
                                                                            ---------------
Undistributed Net Investment Income                       $       147,481   $       140,744

See notes to financial statements.

SM&R GROWTH FUND

                                                                      FINANCIALS

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated:

                                                                                 CLASS T SHARES
                                             ---------------------------------------------------------------------------------
                                                                                      EIGHT MONTHS
                                                     YEAR ENDED AUGUST 31,          ENDED AUGUST 31,   YEAR ENDED DECEMBER 31,
                                             ---------------------------------------------------------------------------------
                                                2004         2003         2002           2001            2000          1999
                                             ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $     3.52   $     3.21   $     4.25     $     5.60      $     6.77    $     5.69
Investment income - net                            0.03         0.03         0.01           0.01            0.03          0.03
Net realized and unrealized gain
  (loss) on investments                            0.35         0.30        (1.04)         (1.35)          (0.65)         1.35
                                             ---------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS               0.38         0.33        (1.03)         (1.34)          (0.62)         1.38
                                             ---------------------------------------------------------------------------------
Less distributions from
  Investment income - net                         (0.03)       (0.02)       (0.01)         (0.01)          (0.03)        (0.03)
  Capital gains                                       -            -            -                          (0.52)        (0.27)
                                             ---------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                           (0.03)       (0.02)       (0.01)         (0.01)          (0.55)        (0.30)
                                             ---------------------------------------------------------------------------------
Net Asset Value, End of Period               $     3.87   $     3.52   $     3.21     $     4.25      $     5.60    $     6.77
                                             =================================================================================
    TOTAL RETURN (1)                              10.67%       10.30%      (24.24)%       (23.99)%**       (8.25)%       24.49%
                                             =================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets,
  end of period (000's omitted)              $  104,756   $  100,383   $   98,912     $  140,530      $  194,150    $  230,203
Ratio of expenses to average net assets            1.12%        1.15%        1.10%          1.08%*          0.81%         0.87%
Ratio of net investment income with
  reimbursement to average net assets              0.68%        0.63%        0.64%          0.31%*          0.47%         0.44%
Portfolio turnover rate                            4.93%       22.97%       41.74%         18.28%          19.68%        16.13%

*   Ratios annualized
**  Returns are not annualized
*** Amount less than $0.01

(1) Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.36% for class A and 1.86% for class B

See notes to financial statements.

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                                CLASS A SHARES
                                          ----------------------------------------------------------------------------------------
                                                                                  EIGHT MONTHS     YEAR ENDED   PERIOD FROM JAN. 1
                                                  YEAR ENDED AUGUST 31,         ENDED AUGUST 31,  DECEMBER 31,    TO DECEMBER 31,
                                          ----------------------------------------------------------------------------------------
                                             2004         2003         2002           2001            2000             1999
                                          ----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     3.45   $     3.15   $     4.18     $     5.55      $     6.73       $     5.69
Investment income (loss) - net                  0.02         0.01        (0.01)                          0.01             0.01
Net realized and unrealized gain
  (loss) on investments                         0.34         0.30        (1.02)         (1.37)          (0.66)            1.30
                                          ------------------------------------------------------------------------------------
    TOTAL FROM INVESTMENT OPERATIONS            0.36         0.31        (1.03)         (1.37)          (0.65)            1.31
Less distributions from
  Investment income -- net                     (0.02)       (0.01)                          -           (0.01)               -
  Capital gains                                    -            -            -                          (0.52)           (0.27)
                                          ------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                        (0.02)       (0.01)        0.00           0.00           (0.53)           (0.27)
                                          ------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     3.79   $     3.45   $     3.15     $     4.18      $     5.55       $     6.73
                                          ====================================================================================
    TOTAL RETURN (1)                           10.41%       10.00%      (24.61)%       (24.68)%**       (8.76)%          23.45%
                                          ====================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted) $    6,017   $    5,039   $    5,287     $    5,971      $    6,856       $    3,776
Ratio of expenses with reimbursement
  to average net assets (2)                     1.36%        1.36%        1.47%          1.50%*          1.30%            1.51%
Ratio of expenses without reimbursement
  to average net assets                         1.54%        1.60%        1.55%          1.50%*          1.30%            1.51%
Ratio of net investment income with
  reimbursement to average net assets           0.44%        0.42%       (0.03)%        (0.13)%*        (0.02)%          (0.19)%
Portfolio turnover rate                         4.93%       22.97%       41.74%         18.28%          19.68%           16.13%

                                                                                CLASS B SHARES
                                          -----------------------------------------------------------------------------------------
                                                                                    EIGHT MONTHS     YEAR ENDED  PERIOD FROM JAN. 1
                                                  YEAR ENDED AUGUST 31,           ENDED AUGUST 31,  DECEMBER 31,  TO DECEMBER 31,
                                          -----------------------------------------------------------------------------------------
                                             2004         2003           2002           2001            2000           1999
                                          -----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period      $     3.39   $     3.11     $     4.13     $     5.47      $     6.66     $     5.69
Investment income -- net                        0.01        (0.01)         (0.02)         (0.02)          (0.02)             -
Net realized and unrealized gain
  (loss) on investments                         0.33         0.29          (1.00)         (1.32)          (0.65)          1.24
                                          ------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                0.34         0.28          (1.02)         (1.34)          (0.67)          1.24
Less distributions from
  Investment income -- net                     (0.01)       (0.00)***                         -               -              -
  Capital gains                                                -               -                          (0.52)         (0.27)
                                          ------------------------------------------------------------------------------------
    TOTAL DISTRIBUTIONS                        (0.01)        0.00           0.00           0.00           (0.52)         (0.27)
                                          ------------------------------------------------------------------------------------
Net Asset Value, End of Period            $     3.72   $     3.39     $     3.11     $     4.13      $     5.47     $     6.66
                                          ====================================================================================
    TOTAL RETURN (1)                            9.93%        9.12%        (24.70)%       (24.50)%**       (9.17)%        22.04%
                                          ====================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of period (000's omitted) $    3,365   $    2,700     $    2,587     $    2,826      $    3,382     $    1,547
Ratio of expenses with reimbursement
  to average net assets (2)                     1.86%        1.86%          1.97%          2.00%*          1.89%          2.01%
Ratio of expenses without reimbursement
  to average net assets                         2.09%        2.24%          2.19%          2.00%*          1.89%          2.01%
Ratio of net investment income with
  reimbursement to average net assets          (0.06)%      (0.08)%        (0.53)%        (0.78)%*        (0.66)%        (0.69)%
Portfolio turnover rate                         4.93%       22.97%         41.74%         18.28%          19.68%         16.13%

See notes to financial statements.

SM&R EQUITY INCOME FUND

                                                              MANAGER COMMENTARY

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Industrials                          11.18%
Health Care                          11.31%
Information Technology                6.75%
Financials                           25.75%
Energy                                9.61%
Consumer Discretionary               12.19%
Materials                             3.50%
Telecommunication Services            0.99%
Consumer Staples                     14.47%
Utilities                             3.06%
U.S. Government                       1.19%

A MESSAGE TO OUR SHAREHOLDERS

The SM&R Equity Income Fund's objective continues to be providing dividend income, along with an opportunity for increased share price over time. The Fund is guided by a strategy of investing primarily in the stocks of well-established companies with records of consistent and increasing dividend payments. For the fiscal year ended August 31, 2004, the Fund's Class T Shares produced a return of 12.14%, before sales charges (but after other expenses) versus a return of 14.65% for the Lipper Equity Income Fund Index. Over that same time period, the U.S. equity markets also posted strong results--with the S&P 500 returning 11.45% and the Dow Jones Industrial Average returning 6.83%. The Fund has continued to meet the goal of maintaining a dividend yield greater than that of the market, as represented by the Standard & Poor's 500 stock market index. The current dividend yield on the fund is 2.4% (before expenses) versus 1.7% for the S&P 500. The Fund remains nearly fully invested with a cash position of 3%.

The Fund's performance during the past fiscal year benefited primarily from overweight equity allocations in the financials and consumer discretionary sectors, as well as an under-weighted exposure to the technology sector. Stock selectivity in the financials, consumer staples, and consumer discretionary sectors boosted performance, whereas selectivity in the healthcare and industrials sectors hampered performance. Due to the strong dividend yields found in the financial sector overall, the sector continues to represent over one quarter of the Fund's holdings (28.9%). For the SM&R Equity Income Fund, we utilize the same disciplined stock selection disciplines used in the SM&R Balanced and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations.

Although the recovery is underway, recent weeks have been difficult for investors, as companies continue to lower second-half 2004 earnings guidance, despite generally strong second quarter results. Indeed, second quarter earnings have been good thus far, but they have not overwhelmed investors who needed additional confidence in the face of poor guidance from software and semiconductor companies, along with new energy price concerns, S&P 500 earnings growth for the second quarter should register yet another quarter of well over 20% growth (compared to one year ago.) There continues to be evidence of volume-based revenue growth and increasing pricing power across a broadening group of industries, though rising energy costs are a concern for airlines and other energy intensive industries, as well as individuals. Year ago comparisons will become tougher as 2004 unfolds and the equity markets will reflect that slowing earnings growth. Cyclical dynamics should, however, result in solid and sustainable economic growth which should help boost 2004 earnings by 17% to $65 per share. Earnings for 2005 are forecast to rise 8% to $70 per share.

At 17x 2004 earnings estimates and 16x 2005 estimates, the market is not particularly cheap at this juncture, nor is it exuberantly expensive. We are scouring the markets for quality names with promising outlooks, stable management, and increasing dividend yields. We believe selectivity will be the key to performance in the coming year, as there will likely be large differences among companies within the same market sectors. We believe the economic recovery will continue, but we do not expect the stock market to keep pace with earnings gains. Investors are waiting for the next catalyst to shed light on the direction of the markets. Either P/E multiples will need to compress, or the market will tread water until earnings growth rebounds.

The SM&R Equity Income Fund is well positioned for the ongoing recovery with its holdings in technology, industrials and consumer cyclicals, while also providing exposure to defensive sectors such as healthcare, financials and consumer staples, should the recovery falter. The Fund continues to strive to maintain a strong dividend yield by holding a portfolio of value stocks while maintaining low turnover, which leads to lower taxes, with the potential for share price appreciation over time.

Sincerely,

/s/ Andrew R. Duncan
Andrew R. Duncan, CFA, Portfolio Manager
SM&R Equity Income Fund

[CHART]

SM&R EQUITY INCOME FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R EQUITY INCOME FUND, CLASS T, AT OFFERING PRICE, AND LIPPER EQUITY INCOME INDEX AND THE S&P 500

                SM&R EQUITY INCOME FUND     S&P 500          LIPPER EQUITY INCOME INDEX
     9/1/1994          $  9,426             $ 10,000                 $ 10,000
    8/31/1995          $ 10,933             $ 12,145                 $ 11,444
    8/31/1996          $ 12,587             $ 14,419                 $ 13,147
    8/31/1997          $ 15,846             $ 20,281                 $ 17,285
    8/31/1998          $ 16,200             $ 21,922                 $ 17,496
    8/31/1999          $ 19,640             $ 30,652                 $ 21,619
    8/31/2000          $ 20,558             $ 35,655                 $ 22,593
    8/31/2001          $ 18,518             $ 26,959                 $ 22,075
    8/31/2002          $ 15,735             $ 22,108                 $ 19,101
    8/31/2003          $ 16,811             $ 24,776                 $ 20,758
    8/31/2004          $ 18,851             $ 27,613                 $ 23,800

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/04. Inception date of these classes is 01/01/99.

SHARE    ONE         THREE         SINCE
CLASS    YEAR         YEAR       INCEPTION
------------------------------------------
A        6.23%       (2.14)%      (1.51)%
B        5.81%       (1.68)%      (1.43)%

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 5.75% through 8/31/04 for Class T Shares

10 YEAR            6.55%
5 YEAR            (1.99)%
1 YEAR             5.71%

SM&R Equity Income Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the maximum initial sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is estimated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SCHEDULE OF INVESTMENTS August 31, 2004                      HOLDINGS

COMMON STOCK                                          SHARES          VALUE
------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 2.17%

Lockheed Martin Corporation                           22,600       $ 1,215,428
Northrop Grumman Corporation                          24,000         1,239,600
                                                                     2,455,028

AUTOMOBILES -- 1.06%

Ford Motor Company                                    44,074           621,884
General Motors Corporation                            14,000           578,340
                                                                     1,200,224

BANKS -- 8.12%

Bank of America Corporation                           80,000         3,598,400
PNC Financial Services Group                          33,400         1,792,578
U.S. Bancorp                                          67,500         1,991,250
Wells Fargo & Company                                 30,900         1,815,375
                                                                     9,197,603

BEVERAGES -- 3.08%

Anheuser-Busch Companies, Incorporated                18,500           976,800
Coca Cola Company                                     25,700         1,149,047
PepsiCo, Incorporated                                 27,200         1,360,000
                                                                     3,485,847

BIOTECHNOLOGY -- 0.75%

Amgen Incorporated*                                   14,400           853,776

BUILDING PRODUCTS -- 0.82%

American Standard Companies Incorporated*             24,600           925,206

CHEMICALS -- 1.55%

Dow Chemical Company (The)                            20,100           860,481
E.I. du Pont de Nemours and Company                   11,100           469,086
PPG Industries, Incorporated                           7,200           430,344
                                                                     1,759,911

COMMERCIAL SERVICES & SUPPLIES -- 0.86%

Banta Corporation                                     25,000           967,750

COMMUNICATION EQUIPMENT -- 1.11%

Cisco Systems, Incorporated*                          67,100       $ 1,258,796

COMPUTERS & PERIPHERALS -- 0.83%

International Business Machines Corporation           11,100           940,059

CONTAINERS & PACKAGING -- 0.48%

Sealed Air Corporation*                               11,100           545,232

DIVERSIFIED FINANCIALS -- 4.29%

Citigroup, Incorporated                               68,400         3,186,072
J.P. Morgan Chase & Company                           41,050         1,624,759
Morgan Stanley                                        11,500           583,395
Piper Jaffray Companies, Incorporated*                   675            29,092
                                                                     5,423,318

DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.99%

Alltel Corporation                                     9,650           527,373
Verizon Communications                                15,200           596,600
                                                                     1,123,973

ELECTRIC UTILITIES -- 2.69%

Ameren Corporation                                    15,200           711,208
CenterPoint Energy, Incorporated                      25,600           280,064
Constellation Energy Group Incorporated               26,300         1,080,930
Exelon Corporation                                     9,400           346,390
Southern Company (The)                                10,000           303,500
Wisconsin Energy Corporation                           9,800           320,950
                                                                     3,043,042

ENERGY EQUIPMENT & SERVICES -- 1.03%

Schlumberger Limited                                  18,900         1,168,020

COMMON STOCK                                          SHARES          VALUE
------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.46%

ConAgra Foods, Incorporated                           40,000       $ 1,048,000
H.J. Heinz Company                                    19,000           720,290
McCormick & Company, Incorporated                     19,500           654,225
Sara Lee Corporation                                  47,300         1,046,749
Sensient Technologies Corporation                     21,500           451,500
                                                                     3,920,764

FOOD & DRUG RETAILING  -- 2.62%

Wal-Mart Stores, Incorporated                         56,300         2,965,321

GOVERNMENT AGENCY -- 1.19%

Federal Home Loan Mortgage Corporation                70,000         1,342,400

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.36%

Beckman Coulter, Incorporated                         22,800         1,272,012
Zimmer Holdings, Incorporated*                         3,760           268,088
                                                                     1,540,100

HEALTH CARE PROVIDERS & SERVICES -- 0.38%

Health Management Associates, Incorporated
  (Class A)                                           22,700           434,024

HOTELS, RESTAURANTS & LEISURE -- 1.70%

Starwood Hotels & Resorts Worldwide, Incorporated     43,500         1,922,700

HOUSEHOLD DURABLES -- 1.22%

Stanley Works (The)                                   17,900           774,354
Whirlpool Corporation                                 10,000           611,400
                                                                     1,385,754

HOUSEHOLD PRODUCTS -- 3.07%

Kimberly-Clark Corporation                            13,600           907,120
Newell Rubbermaid Incorporated                        17,800           383,234
Procter & Gamble Company                              39,000         2,182,830
                                                                     3,473,184

INDUSTRIAL CONGLOMERATES -- 5.73%

3M Company                                            10,200           840,072
Danaher Corporation                                   25,000         1,285,500
General Electric Company                             116,250         3,811,837
Waste Management, Incorporated                        19,900           553,021
                                                                     6,490,430

INSURANCE -- 5.17%

American International Group, Incorporated            33,100         2,358,044
Marsh & McLennan Companies, Incorporated              12,800           572,032
Principal Financial Group                             16,700           579,657
Prudential Financials, Incorporated                   34,400         1,588,592
St. Paul Travelers Companies, Incorporated (The)      21,956           761,654
                                                                     5,859,979

MACHINERY -- 1.09%

Ingersoll-Rand Company (Class A)                      18,900         1,228,689

MEDIA -- 3.68%

Comcast Corporation (Special Class A)*                20,000           555,000
Cox Communications, Incorporated (Class A)*            9,700           318,742
Time Warner Incorporated*                             62,100         1,015,335
Viacom Incorporated (Class B)                         23,300           776,123
Walt Disney Company (The)                             66,900         1,501,905
                                                                     4,167,105

MULTI-LINE RETAIL -- 1.79%

Federated Department Stores, Incorporated             33,700         1,462,580
Staples, Incorporated                                 19,700           564,996
                                                                     2,027,576

COMMON STOCK                                                   SHARES            VALUE
--------------------------------------------------------------------------------------------
OIL & GAS -- 8.57%

Anadarko Petroleum Corporation                                     13,600   $        805,392
BP PLC ADR                                                         23,610          1,267,857
ChevronTexaco Corporation                                          16,760          1,634,100
Exxon Mobil Corporation                                            80,000          3,688,000
Royal Dutch Petroleum Company ADR                                  34,500          1,748,805
Weatherford International Limited*                                 12,200            565,348
                                                                                   9,709,502

PAPER & FOREST PRODUCTS -- 1.46%

International Paper Company                                         7,000            280,140
Plum Creek Timber Company, Incorporated                            41,500          1,371,160
                                                                                   1,651,300

PHARMACEUTICALS -- 8.80%

Allergan, Incorporated                                              9,500            709,175
Bristol-Myers Squibb Company                                       37,600            892,248
Johnson & Johnson                                                  39,200          2,277,520
Merck & Company, Incorporated                                      25,300          1,137,741
Pfizer, Incorporated                                               85,580          2,795,899
Watson Pharmaceuticals, Incorporated*                              27,000            743,580
Wyeth                                                              38,600          1,411,602
                                                                                   9,967,765
REAL ESTATE -- 7.65%

CenterPoint Properties Corporation                                 89,000          3,743,340
Health Care Property Investors, Incorporated                       71,400          1,809,990
Public Storage, Incorporated                                       30,500          1,550,925
Weingarten Realty Investors                                        46,350          1,558,287
                                                                                   8,662,542
ROAD & RAIL -- 0.51%

USF Corporation                                                    17,000   $        582,420

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.60%

Intel Corporation                                                  67,300          1,432,817
Texas Instruments Incorporated                                     19,200            375,168
                                                                                   1,807,985

SOFTWARE -- 3.21%

Microsoft Corporation                                             133,000          3,630,900

SPECIALTY RETAIL -- 1.40%

Limited Brands                                                     46,900            941,752
Lowes Companies, Incorporated                                      13,000            646,100
                                                                                   1,587,852

TOBACCO -- 1.50%

Altria Group, Incorporated                                         14,700            719,565
Reynolds American Incorporated                                     12,949            977,650
                                                                                   1,697,215

       TOTAL COMMON STOCK -- 97.49%
       (Cost $93,124,612)                                                        110,403,292

MONEY MARKET FUNDS

SM&R Money Market Fund, 0.98% (a)                                     707                707

       TOTAL MONEY MARKET FUNDS -- 0.00%
       (Cost $ 707)                                                                      707

COMMERCIAL PAPER                                             FACE AMOUNT         VALUE
--------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.74%

Kraft Foods Incorporated,
  1.55%, 09/01/04                                           $     841,000   $        841,000

GAS -- 0.37%

Michigan Consolidated Gas Company,
  1.55%, 09/03/04                                                 422,000            421,964

HOUSEHOLD DURABLES -- 1.33%

Centex Corporation,
  1.57%, 09/07/04                                               1,500,000          1,499,607

       TOTAL COMMERCIAL PAPER -- 2.44%
       (Cost $2,762,571)                                                           2,762,571

       TOTAL INVESTMENTS -- 99.93%
       (Cost $95,887,890)                                                        113,166,570

       CASH AND OTHER ASSETS,
       LESS LIABILITIES -- 0.07%                                                      73,916

       NET ASSETS -- 100.00%                                                $    113,240,486
                                                                            ================

ABBREVIATIONS

ADR -  American Depository Receipt
 *  -  Non-income producing securities

Note to Schedule of Investments
(a) The rate quoted is the annualized seven day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Equity Fund are affiliated by having the same investment adviser.

See notes to financial statements.

SM&R EQUITY INCOME FUND

                                                                      FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS

Investments in unaffiliated securities, at value
  (Cost $95,887,183)                                              $    113,165,863
Investments in affiliated money market funds
  (Cost $707)                                                                  707
Prepaid expenses                                                            12,726
Receivable for:
  Capital stock sold                                                        10,200
  Dividends                                                                270,276
  Expense Reimbursement                                                      2,903
Other assets                                                                62,725
  TOTAL ASSETS                                                         113,525,400

LIABILITIES

Capital stock reacquired                                                   139,033
Accrued:
 Investment advisory fee                                                    72,147
 Service fee                                                                23,961
 Distribution fee                                                           19,449
Other liabilities                                                           30,324
  TOTAL LIABILITIES                                                        284,914
  NET ASSETS (applicable to shares outstanding)                   $    113,240,486

NET ASSETS ARE COMPRISED OF THE FOLLOWING:

Capital (par value and additional paid-in)                        $     93,227,722
Undistributed net investment income                                        213,336
Accumulated net realized gain on investments                             2,520,748
Net unrealized appreciation on investments                              17,278,680
  NET ASSETS                                                      $    113,240,486

NET ASSETS:

Class A                                                           $      8,063,009
Class B                                                           $      7,375,612
Class T                                                           $     97,801,865
  TOTAL NET ASSETS:                                               $    113,240,486

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:

Class A:
  Authorized                                                            50,000,000
  Outstanding                                                              364,607
Class B:
  Authorized                                                            25,000,000
  Outstanding                                                              343,730
Class T:
  Authorized                                                            75,000,000
  Outstanding                                                            4,295,503
Class A:
  Net asset value and redemption price per share                  $          22.11
  Offering price per share:
    (Net Assets value of $22.11/95.00%)                           $          23.27
Class B:
  Net asset value and offering price per share                    $          21.46
Class T:
  Net asset value and redemption price per share                  $          22.77
  Offering price per share:
    (Net Assets value of $22.77/94.25%)                           $          24.16

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME

Dividends                                                         $      2,651,817
  (Net of foreign tax withheld of $13,774)
Interest                                                                    27,646
Interest from affiliated money market funds                                    203
  TOTAL INVESTMENT INCOME                                                2,679,666

EXPENSES

Investment advisory fees                                                   840,628
Service fees                                                               279,001
Professional fees                                                           18,207
Custody and transaction fees                                                20,356
Directors' fees                                                              6,331
Qualification fees                                                           6,598
  Class A                                                                    5,714
  Class B                                                                    6,532
  Class T                                                                    8,514
Shareholder reporting expenses:
  Class A                                                                    4,941
  Class B                                                                    4,837
  Class T                                                                   36,069
Insurance expenses                                                          31,891
Distribution fees:
  Class A                                                                   18,674
  Class B                                                                   52,893
  TOTAL EXPENSES                                                         1,341,186
  LESS EXPENSES REIMBURSED                                                 (26,784)
  NET EXPENSES                                                           1,314,402
  INVESTMENT INCOME - NET                                                1,365,264

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments                                         2,785,635
Change in unrealized appreciation
  of investments for the year                                            8,676,173
NET GAIN ON INVESTMENTS                                                 11,461,808
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $     12,827,072

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

INCREASE IN NET ASSETS FROM OPERATIONS
                                                                        2004                2003
Investment income - net                                           $      1,365,264   $        1,374,281
Net realized gain (loss) on investments                                  2,785,635           (3,231,463)
Change in unrealized appreciation                                        8,676,173            7,903,312
Net increase in net assets
  resulting from operations                                             12,827,072            6,046,130

DISTRIBUTIONS TO SHAREHOLDERS FROM

Investment income - net
  Class A                                                                  (92,552)             (73,915)
  Class B                                                                  (60,397)             (58,246)
  Class T                                                               (1,247,477)          (1,284,991)
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                   (1,400,426)          (1,417,152)

CAPITAL SHARE TRANSACTIONS - NET

Class A                                                                  1,438,879              154,525
Class B                                                                    535,908               89,680
Class T                                                                 (7,226,052)         (12,527,527)
  TOTAL NET CAPITAL SHARE TRANSACTIONS                                  (5,251,265)         (12,283,322)
  TOTAL INCREASE (DECREASE)                                              6,175,381           (7,654,344)

NET ASSETS

Beginning of year                                                      107,065,105          114,719,449
End of year                                                       $    113,240,486   $      107,065,105
                                                                  ----------------   ------------------
Undistributed Net Investment Income                               $        213,336   $          248,562

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                           CLASS T SHARES
                                         ---------------------------------------------------------------------------------------
                                                                                    EIGHT MONTHS
                                                   YEAR ENDED AUGUST 31,           ENDED AUGUST 31,      YEAR ENDED DECEMBER 31,
                                         --------------------------------------    ----------------     ------------------------
                                            2004          2003          2002            2001               2000          1999
                                         ---------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $    20.56   $     19.51   $     23.26    $          25.76     $     25.30   $    28.02
Investment income - net                        0.28          0.27          0.27                0.24            0.46         0.54
Net realized and unrealized gain
  (loss) on investments                        2.21          1.04         (3.74)              (2.57)           1.54        (0.96)
                                         ----------   -----------   -----------    ----------------     -----------   ----------
     TOTAL FROM INVESTMENT OPERATIONS          2.49          1.31         (3.47)              (2.33)           2.00        (0.42)
Less distributions from
  Investment income - net                     (0.28)        (0.26)        (0.28)              (0.17)          (0.46)       (0.54)
  Capital gains                                  --            --            --                  --           (1.08)       (1.76)
                                         ----------   -----------   -----------    ----------------     -----------   ----------
    TOTAL DISTRIBUTIONS                       (0.28)        (0.26)        (0.28)              (0.17)          (1.54)       (2.30)
                                         ----------   -----------   -----------    ----------------     -----------   ----------
Net Asset Value, End of Period           $    22.77   $     20.56   $     19.51    $          23.26     $     25.76   $    25.30
                                         ==========   ===========   ===========    ================     ===========   ==========
    TOTAL RETURN (1)                          12.14%         6.83%       (15.03)%             (9.07)%**        8.99%       (1.39)%
                                         ==========   ===========   ===========    ================     ===========   ==========

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
  DATA

Net Assets,
  end of period (000's omitted)          $   97,802   $    94,943   $   103,396    $        138,566     $   160,319   $  187,988
Ratio of expenses to
  average net assets                           1.10%         1.12%         1.07%               1.06%*          1.05%        1.05%
Ratio of net investment income with
  reimbursement to average net assets          1.24%         1.36%         1.26%               1.43%*          1.73%        1.94%
Portfolio turnover rate                        6.74%         7.57%        30.99%              18.15%          22.05%        9.81%

*    Ratios annualized
**   Returns are not annualized

(1)  Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.26% for class A and 1.76% for class B.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                               CLASS A SHARES
                                       --------------------------------------------------------------------------------------------
                                                                                EIGHT MONTHS         YEAR ENDED   PERIOD FROM JAN 1
                                                YEAR ENDED AUGUST 31,          ENDED AUGUST 31,     DECEMBER 31,   TO DECEMBER 31,
                                       -------------------------------------   ----------------     -------------------------------
                                         2004          2003          2002           2001               2000             1999
                                       --------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $   20.03   $     19.04   $     22.72   $          25.19     $     24.79   $          28.02
Investment income - net                     0.26          0.22          0.18               0.16            0.36               0.58
Net realized and unrealized gain
  (loss) on investments                     2.10          1.01         (3.63)             (2.49)           1.50              (1.47)
                                       ---------   -----------   -----------   ----------------     -----------   ----------------
    TOTAL FROM INVESTMENT OPERATIONS        2.36          1.23         (3.45)             (2.33)           1.86              (0.89)
Less distributions from
  Investment income - net                  (0.28)        (0.24)        (0.23)             (0.14)          (0.38)             (0.58)
  Capital gains                               --            --            --                 --           (1.08)             (1.76)
                                       ---------   -----------   -----------   ----------------     -----------   ----------------
    TOTAL DISTRIBUTIONS                    (0.28)        (0.24)        (0.23)             (0.14)          (1.46)             (2.34)
                                       ---------   -----------   -----------   ----------------     -----------   ----------------
Net Asset Value, End of Period         $   22.11   $     20.03   $     19.04   $          22.72     $     25.19   $          24.79
                                       =========   ===========   ===========   ================     ===========   ================
    TOTAL RETURN (1)                       11.79%         6.61%       (15.27)%            (9.25)%**        8.61%             (3.01)%
                                       =========   ===========   ===========   ================     ===========   ================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
  DATA

Net Assets, end of period
  (000's omitted)                      $   8,063   $     5,940   $     5,517    $          6,330     $     5,671   $    4,802
Ratio of expenses with reimbursement
  to average net assets (2)                 1.26%         1.26%         1.44%               1.45%*          1.49%        1.51%
Ratio of expenses without
  reimbursement to average net assets       1.43%         1.50%         1.45%               1.45%*          1.49%        1.51%
Ratio of net investment income with
  reimbursement to average net assets       1.08%         1.21%         0.88%               1.03%*          1.32%        1.53%
Portfolio turnover rate                     6.74%         7.57%        30.99%              18.15%          22.05%        9.81%

                                                                                CLASS B SHARES
                                       ------------------------------------------------------------------------------------------
                                                                                EIGHT MONTHS         YEAR ENDED    PERIOD JAN 1
                                                YEAR ENDED AUGUST 31,          ENDED AUGUST 31,     DECEMBER 31,  TO DECEMBER 31,
                                       -------------------------------------   ----------------     ------------  ---------------
                                        2004           2003          2002           2001               2000            1999
                                       ------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period   $   19.44   $     18.56   $     22.22   $          24.69     $     24.38   $         28.02
Investment income - net                     0.13          0.13          0.09               0.08            0.23              0.47

Net realized and unrealized gain
  (loss) on investments                     2.07          0.94         (3.57)             (2.47)           1.45             (1.88)
                                       ---------   -----------   -----------   ----------------     -----------   ---------------
    TOTAL FROM INVESTMENT OPERATIONS        2.20          1.07         (3.48)             (2.39)           1.68             (1.41)
Less distributions from
  Investment income - net                  (0.18)        (0.19)        (0.18)             (0.08)          (0.29)            (0.47)
  Capital gains                               --            --            --                 --           (1.08)            (1.76)
                                       ---------   -----------   -----------   ----------------     -----------   ---------------
    TOTAL DISTRIBUTIONS                    (0.18)        (0.19)        (0.18)             (0.08)          (1.37)            (2.23)
                                       ---------   -----------   -----------   ----------------     -----------   ---------------
Net Asset Value, End of Period         $   21.46   $     19.44   $     18.56   $          22.22     $     24.69   $         24.38
                                       =========   ===========   ===========   ================     ===========   ===============
    TOTAL RETURN (1)                       11.36%         5.85%       (15.72)%            (9.68)%**        7.95%            (4.86)%
                                       =========   ===========   ===========   ================     ===========   ===============

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL
  DATA

Net Assets, end of period
  (000's omitted)                      $    7,375   $     6,182   $     5,806    $          5,688     $     5,324   $    4,343
Ratio of expenses with reimbursement
  to average net assets (2)                  1.76%         1.76%         1.94%               1.98%*          1.99%        2.01%
Ratio of expenses without
  reimbursement to average net assets        1.95%         1.99%         1.95%               1.98%*          1.99%        2.01%
Ratio of net investment income with
  reimbursement to average net assets        0.58%         0.71%         0.37%               0.50%*          0.74%        1.03%
Portfolio turnover rate                      6.74%         7.57%        30.99%              18.15%          22.05%        9.81%

See notes to financial statements.

SM & R BALANCED FUND
                                                              MANAGER COMMENTARY

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

Industrials                           13.03%
Health Care                            8.46%
Information Technology                11.01%
Financials                            22.89%
Energy                                 5.16%
Consumer Discretionary                12.28%
Materials                              1.86%
Telecommunications Services            1.67%
Consumer Staples                      12.49%
Utilities                              4.15%
U.S. Government                        7.00%

A MESSAGE TO OUR SHAREHOLDERS

The SM&R Balanced Fund strives to maintain the objective of providing a balance of both growth and income through its portfolio blend of high-yielding stocks of well known companies, as well as bonds and money market instruments. Over the course of the fiscal year ended August 31, 2004, the Fund's blend of about 66% stocks, 26% bonds and 8% money market instruments has served our shareholders well. The equity portion of the Fund produced a total return (capital appreciation and dividend income) of approximately 12.65% while the bond portion of the Fund has returned approximately 2.97%. During the period the overall Fund's Class T Shares has produced a total return of 8.95%, before sales charges (but after other expenses) versus a return of 9.10% for the Upper Balanced Fund Index. Over that same time period, the U.S. equity markets, with the exception of the Nasdaq, also posted strong results--with the S&P 500 returning 11.45% and the Dow Jones Industrial Average returning 6.83%. The Nasdaq did not fare as well during the period and returned 0.18%.

Within the fund, we have continued shortening the duration of our fixed income holdings as we anticipate interest rates will continue to rise over the next twelve to eighteen months. Because fixed income valuations move in the opposite direction of interest rates, shortening the duration of the Fund's holdings will help to minimize the expected decreasing valuations of the fixed income securities while allowing the Fund to continue to produce income. Within the equity portion of the Fund, we utilize the same disciplined stock selection strategies used in the SM&R Equity Income and Growth Funds. The key is identifying stocks of superior companies and purchasing them at discounted valuations. During the fiscal year, the Fund benefited from over-weightings in the industrials and energy sectors and was hampered by an overweight position in healthcare. Stock selectivity in the financials, healthcare, consumer discretionary and industrials boosted performance, whereas selectivity in the consumer staples, telecommunications and technology sectors detracted from performance.

Although the recovery is underway, recent weeks have been difficult for investors, as companies continue to lower second-half 2004 earnings guidance, despite generally strong second quarter results. Indeed, second quarter earnings have been good thus far, but they have not overwhelmed investors who needed additional confidence in the face of poor guidance from software and semiconductor companies, along with new energy price concerns. S&P 500 earnings growth for the second quarter should register yet another quarter of well over 20% growth (compared to one year ago.) There continues to be evidence of volume-based revenue growth and increasing pricing power across a broadening group of industries, though rising energy costs are a concern for airlines and other energy intensive industries, as well as for individuals. Year ago comparisons will become tougher as 2004 unfolds and the equity markets will reflect that slowing earnings growth. Cyclical dynamics should, however, result in solid and sustainable economic growth which should help boost 2004 earnings by 17% to $65 per share Earnings for 2005 are forecast to rise 8% to $70 per share.

At 17x 2004 earnings estimates and 16x 2005 estimates, the market is not particularly cheap at this juncture, not is it exuberantly expensive. We are scouring the markets for quality names with promising outlooks, stable management, and increasing dividend yields. We believe selectivity will be the key to performance in the coming year, as there will likely be large differences among companies within the same market sectors. We believe the economic recovery will continue, but we do not expect the stock market to keep pace with earnings gains. Investors are warning for the next catalyst to shed light on the direction of the markets. Either P/E multiples will need to compress, or the market will tread water until earnings growth rebounds.

The SM&R Balanced Fund is well positioned for the ongoing recovery with its holdings in technology, industrials and consumer cyclicals, while also providing exposure to defensive sectors such as healthcare, financials and consumer staples, should the recovery falter. This positioning should provide upside for the equity portion of the Fund, while the fixed income portion protects the overall portfolio value from potential market corrections.

SINCERELY,

/s/ Andrew R. Duncan
ANDREW R. DUNCAN, CFA, PORTFOLIO MANAGER
SM&R BALANCED FUND


[CHART]

SM&R BALANCED FUND

ANNUAL COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN SM&R BALANCED FUND, CLASS T, AT OFFERING PRICE, AND LIPPER BALANCED FUND INDEX AND THE S&P 500

             SM&R BALANCED FUND       S&P 500   LIPPER BALANCED FUND INDEX
 9/1/1994       $   9,426           $  10,000            $  10,000
8/31/1995       $  10,610           $  12,145            $  11,341
8/31/1996       $  11,601           $  14,419            $  12,522
8/31/1997       $  14,153           $  20,281            $  15,621
8/31/1998       $  14,394           $  21,922            $  16,322
8/31/1999       $  17,199           $  30,652            $  19,573
8/31/2000       $  20,655           $  35,655            $  21,930
8/31/2001       $  18,200           $  26,959            $  20,222
8/31/2002       $  17,095           $  22,108            $  18,460
8/31/2003       $  17,475           $  24,776            $  20,315
8/31/2004       $  19,921           $  27,613            $  22,163

AVERAGE ANNUAL RETURN

Includes maximum sales charge through 8/31/04. Inception date of these classes is 01/04/99.

SHARE    ONE      THREE      SINCE
CLASS    YEAR     YEAR     INCEPTION
  A      3.36%    1.72%      1.68%
  B      2.88%    2.18%      2.35%

AVERAGE ANNUAL RETURN

Includes maximum sales charge of 5.75% through 8/31/04 for Class T Shares.

10 YEAR   7.13%
5 YEAR    1.77%
1 YEAR    2.68%

SM&R Balanced Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary due to differences in expenses and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the maximum initial sales charge of 5.00%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year declining to 1% in the fifth year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENTS RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

                                                                        HOLDINGS

SCHEDULE OF INVESTMENT August 31, 2004

COMMON STOCK                                                                    SHARES          VALUE
---------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 0.70%
Honeywell International Incorporated                                             5,900     $      212,282

AIR FREIGHT & COURIERS -- 0.39%
United Parcel Service, Incorporated (Class B)                                    1,600            116,880

AUTOMOBILES -- 0.92%
Ford Motor Company                                                              11,168            157,581
General Motors Corporation                                                       2,900            119,799
                                                                                                  277,380

BANKS -- 7.39%
Bank of America Corporation                                                     18,800            845,624
PNC Financial Services Group                                                     6,100            327,387
U.S. Bancorp                                                                    14,500            427,750
Wachovia Corporation                                                             3,600            168,876
Wells Fargo & Company                                                            7,800            458,250
                                                                                                2,227,887

BEVERAGES -- 1.93%
Anheuser-Busch Companies, Incorporated                                           3,100            163,680
Coca Cola Company                                                                6,000            268,260
PepsiCo, Incorporated                                                            3,000            150,000
                                                                                                  581,940

BIOTECHNOLOGY -- 0.49%
Amgen Incorporated*                                                              2,500            148,225

BUILDING PRODUCTS -- 0.56%
American Standard Companies Incorporated*                                        4,500     $      169,245

CHEMICALS -- 0.97%
Dow Chemical Company (The)                                                       3,100            132,711
LI.du Pont de Nemours and Company                                                1,900             80,294
PPG Industries, Incorporated                                                     1,300             77,701
                                                                                                  290,706

COMMERCIAL SERVICES & SUPPLIES -- 1.10%
Banta Corporation                                                                5,200            201,292
H & R Block, Incorporated                                                        2,700            130,302
                                                                                                  331,594

COMMUNICATIONS EQUIPMENT -- 1.60%
Cisco Systems, Incorporated*                                                    23,100            433,356
Motorola, Incorporated                                                           3,100             50,065
                                                                                                  483,421

COMPUTERS & PERIPHERALS -- 2.90%
Dell Incorporated*                                                               6,900            240,396
EMC Corporation*                                                                20,100            216,477
Hewlett-Packard Company                                                          1,800             32,202
International Business Machines Corporation                                      3,800            321,822
Sun Microsystems, Incorporated*                                                 16,700             64,128
                                                                                                  875,025

COMMON STOCK                                                                    SHARES          VALUE
---------------------------------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.39%
Sealed Air Corporation*                                                          2,400     $      117,888

DIVERSIFIED FINANCIALS -- 4.42%
American Express Company                                                         3,600            180,072
Citigroup, Incorporated                                                         14,500            675,410
JP Morgan Chase & Company                                                        4,092            161,961
Morgan Stanley                                                                   6,100            309,453
Piper Jaffray Companies Incorporated*                                              145              6,250
                                                                                                1,333,146

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.66%
Alltel Corporation                                                               2,000            109,300
SBC Communications Incorporated                                                  8,000            206,320
Verizon Communications Incorporated                                              1,480             58,090
Vodafone Group PLC ADR                                                           5,500            125,950
                                                                                                  499,660

ELECTRIC UTILITIES -- 1.85%
Ameren Corporation                                                               3,000            140,370
CenterPoint Energy, Incorporated                                                 5,500             60,170
Constellation Energy Group                                                       5,000            205,500
Exelon Corporation                                                               1,400             51,590
Southern Company (The)                                                           1,600             48,560
Wisconsin Energy Corporation                                                     1,600             52,400
                                                                                                  558,590

ENERGY EQUIPMENT & SERVICES -- 0.82%
Schlumberger Limited                                                             4,000     $      247,200

FOOD PRODUCTS -- 2.54%
ConAgra Foods, Incorporated                                                      6,100            159,820
H.J. Heinz Company                                                               2,600             98,566
McCormick & Company, Incorporated                                                5,700            191,235
Sara Lee Corporation                                                             7,200            159,336
Sensient Technologies Corporation                                                7,400            155,400
                                                                                                  764,357

FOOD & DRUG RETAILING -- 1.63%
Wal Mart Stores, Incorporated                                                    9,300            489,831

GOVERNMENT AGENCY -- 0.87%
Federal Home Loan Mortgage Corporation                                           3,900            261,768

HEALTH CARE EQUIPMENT & SUPPLIES -- 1.09%
Abbott Laboratories                                                              4,200            175,098
Beckman Counter, Incorporated                                                    2,400            133,896
Zimmer Holdings, Incorporated *                                                    260             18,538
                                                                                                  327,532

HEALTH CARE PROVIDERS & SERVICES -- 0.24%
Health Management Associates, Incorporated (Class A)                             3,800             72,656

HOTELS, RESTAURANTS & LEISURE -- 1.07%
Starwood Hotels & Resorts Worldwide, Incorporated                                7,300            322,660

COMMON STOCK                                                                    SHARES          VALUE
---------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 2.07%
Black & Decker Corporation                                                       6,900     $      475,617
Stanley Works (The)                                                              3,400            147,084
                                                                                                  622,701

HOUSEHOLD PRODUCTS -- 2.09%
Kimberly-Clark Corporation                                                       2,200            146,740
Newell Rubbermaid Incorporated                                                   3,800             81,814
Procter & Gamble Company                                                         7,200            402,984
                                                                                                  631,538

INDUSTRIAL CONGLOMERATES -- 3.53%
3M Company                                                                       1,900            156,484
Danaher Corporation                                                              4,000            205,680
General Electric Company                                                        21,400            701,706
                                                                                                1,063,870

INFORMATION TECHNOLOGY CONSULTING & SERVICES -- 0.07%
Electronic Data Systems Corporation                                                600             11,532
Sungard Data Systems Incorporated*                                                 400              9,200
                                                                                                   20,732

INSURANCE -- 2.34%
American International Group, Incorporated                                       5,731            408,276
Prudential Financial, Incorporated                                               5,800            267,844
St. Paul Travelers Companies, Incorporated (The)                                   854             29,625
                                                                                                  705,745

LEISURE EQUIPMENT & PRODUCTS -- 0.61%
Brunswick Corporation                                                            4,700     $      184,757

MACHINERY -- 0.63%
Ingersoll-Rand Company (Class A)                                                 2,900            188,529

MEDIA -- 1.59%
Comcast Corporation (Special Class A)*                                           2,000             55,500
Cox Communications, Incorporated (Class A)*                                      1,700             55,862
Viacom Incorporated (Class B)                                                    4,000            133,240
Walt Disney Company (The)                                                       10,400            233,480
                                                                                                  478,082

METALS & MINING -- 0.33%
Alcoa Incorporated                                                               3,100            100,378

MULTI-LINE RETAIL -- 0.85%
Federated Department Stores, Incorporated                                        5,900            256,060

OIL & GAS -- 4.31%
Anadarko Petroleum Corporation                                                   1,800            106,596
BP PLC ADR                                                                       5,092            273,440
ChevronTexaco Corporation                                                        2,600            253,500
Exxon Mobil Corporation                                                          6,500            299,650
Royal Dutch Petroleum Company ADR                                                4,200            212,898
Unocal Corporation                                                               4,100            153,095
                                                                                                1,299,178

COMMON STOCK                                                                    SHARES          VALUE
---------------------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.16%
International Paper Company                                                      1,200     $       48,024

PERSONAL PRODUCTS -- 0.34%
Gillette Company (The)                                                           2,400            102,000

PHARMACEUTICALS -- 6.59%
Allergan, Incorporated                                                           1,700            126,905
Bristol-Myers Squibb Company                                                     5,800            137,634
Hospira, Incorporated*                                                             420             11,634
Johnson & Johnson                                                                9,200            534,520
Merck & Company, Incorporated                                                    5,300            238,341
Pfizer, Incorporated                                                            21,555            704,202
Watson Pharmaceuticals, Incorporated*                                            4,400            121,176
Wyeth                                                                            3,100            113,367
                                                                                                1,987,779

ROAD & RAIL -- 0.59%
USI Corporation                                                                  5,200            175,152

SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.82%
Intel Corporation                                                               21,600            459,864
Texas Instruments Incorporated                                                   4,600             89,884
                                                                                                  549,748

SOFTWARE -- 2.35%
Microsoft Corporation                                                           23,300            636,090
Oracle Corporation*                                                              3,700             36,889
VERITAS Software Corporation*                                                    2,200             36,784
                                                                                                  709,763

SPECIALTY RETAIL -- 1.74%
Home Depot, Incorporated (The)                                                   6,200     $      226,672
Limited Brands                                                                   7,600            152,608
Lowe's Companies, Incorporated                                                   2,900            144,130
                                                                                                  523,410

        TOTAL COMMON STOCK -- 67.54%

        (Cost $16,775,067)                                                                     20,360,319

BONDS AND NOTES                                                         FACE AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------
AUTO COMPONENTS -- 1.71%
Cooper Tire & Rubber Company,
  7.75%, 12/15/09                                                     $       450,000       $       516,009

BANKS -- 1.84%
Royal Bank of Scotland, yankee bond,
  6.40%, 04/01/09                                                             500,000               553,285

DIVERSIFIED FINANCIALS -- 2.87%
Morgan (J.P.) & Company, Incorporated,
  6.00%, 01/15/09                                                             500,000               540,637
Southwestern Bell Capital Corporation,
  7.11%, 08/14/06                                                             300,000               324,681
                                                                                                    865,318

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 2.19%
Koninklijke Philips Electronics,
  yankee bond, 8.375%, 09/15/06                                               600,000               660,332

INDUSTRIAL CONGLOMERATES -- 2.67%
Tyco International Group,
  yankee bond, 5.875%, 11/01/04 (a)                                           800,000               804,871

INSURANCE -- 1.97%
Mony Group Incorporated (The),
  8.35%, 03/15/10                                                             500,000               594,778

REAL ESTATE -- 1.92%
Weingarten Realty Investors,
  7.35%, 07/20/09                                                             500,000               580,217

TRANSPORTATION INFRASTRUCTURE -- 2.78%
Hertz Corporation, 7.40%, 03/01/11                                    $       455,000       $       492,924

Union Tank Car Company,
  6.63%, 10/03/04 (a)                                                         345,000               346,153
                                                                                                    839,077

U S GOVERNMENT AGENCY SECURITIES -- 6.09%
Federal Home Loan Bank,
  2.45%, 03/23/07                                                           1,500,000             1,483,230
Federal Home Loan Bank,
  1.87%, 07/21/08 (c)                                                         300,000               300,454
Federal Home Loan
  Mortgage Corporation,
  Pool #298759, 8.00%, 08/01/17                                                 2,531                 2,768
Federal Home Loan
  Mortgage Corporation,
  Pool #284839, 8.50%, 01/01/17                                                10,233                11,293
Federal National Mortgage Association,
  Pool #048974, 8.00%, 06/01/17                                                33,595                36,795
                                                                                                  1,834,540

                        TOTAL BONDS AND NOTES -- 24.04%
                        (Cost $6,762,322)                                                         7,248,427

MONEY MARKET FUNDS
SM&R Money Market Fund, 0.98% (b)                                                 301                   301

                        TOTAL MONEY MARKET FUNDS -- 0.00%
                        (Cost $ 301)                                                                    301

COMMERCIAL PAPER                                                        FACE AMOUNT              VALUE
-----------------------------------------------------------------------------------------------------------
FOOD PRODUCTS -- 3.90%
Kraft Foods Incorporated,
  1.55%, 09/01/04                                                     $     1,176,000       $     1,176,000

GAS -- 2.28%
Michigan Consolidated Gas Company,
  1.55%, 09/03/04                                                             688,000               687,941

HOUSEHOLD DURABLES -- 1.66%
Centex Corporation, 1.57%, 09/07/04                                           500,000               499,869

                        TOTAL COMMERCIAL PAPER -- 7.84%
                        (Cost $2,363,810)                                                         2,363,810

                        TOTAL INVESTMENTS -- 99.42%
                        (Cost $25,901,500)                                                       29,972,857

                        CASH AND OTHER ASSETS,
                        LESS LIABILITIES -- 0.58%                                                   173,980

                        NET ASSETS -- 100.00%                                               $    30,146,837

ABBREVIATIONS

ADR  - American Depository Receipt
  *  - Non-income producing securities

Note to Schedule of Investments

(a)  Long term obligations that will mature in less than one year.

(b) The rate quoted is the annualized seven-day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Balanced Fund are affiliated by having the same investment adviser.

(c) A security originally issued with a zero coupon that converts to a coupon at a stated date and rate. The interest rate shown represents the yield to maturity rate.

See notes to financial statements.

SM&R BALANCED FUND

                                                                      FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS

Investments in unaffiliated securities,
  at value  (Cost $25,901,199)                                        $    29,972,556
Investments in affiliated
  money market funds  (Cost $301)                                                 301
Prepaid expenses                                                                4,680
Receivable for:
  Investments securities sold                                                     470
  Capital stock sold                                                           11,194
  Dividends                                                                    43,569
  Interest                                                                    155,841
  Expense Reimbursement                                                         2,321
Other assets                                                                   15,067
  TOTAL ASSETS                                                             30,205,999

LIABILITIES

Capital stock reacquired                                                        5,522
Accrued:
  Investment advisory fee                                                      19,658
  Service fee                                                                   6,553
  Distribution fee                                                              8,539
Other liabilities                                                              18,890
  TOTAL LIABILITIES                                                            59,162
  NET ASSETS (applicable to shares outstanding)                       $    30,146,837

NET ASSETS ARE COMPRISED OF THE FOLLOWING:

Capital (par value and additional paid-in)                            $    25,907,856
Undistributed net investment income                                            74,012
Accumulated net realized gain on investments                                   93,612
Net unrealized appreciation on investments                                  4,071,357
  NET ASSETS                                                          $    30,146,837

NET ASSETS:

Class A                                                               $     4,409,278
Class B                                                               $     2,952,066
Class T                                                               $    22,785,493
  TOTAL NET ASSETS:                                                   $    30,146,837

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                               50,000,000
  Outstanding                                                                 250,546
Class B:
  Authorized                                                               25,000,000
  Outstanding                                                                 166,077
Class T:
  Authorized                                                               25,000,000
  Outstanding                                                               1,251,367
Class A:
  Net asset value and redemption price per share                      $         17.60
  Offering price per share:
    (Net Assets value of $17.60/95.00%)                               $         18.53
Class B:
  Net asset value and offering price per share                        $         17.78
Class T:
  Net asset value and redemption price per share                      $         18.21
  Offering price per share:
    (Net Assets value of $18.21/94.25%)                               $         19.32

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME

Dividends                                                             $       395,657
Interest                                                                      443,524
Interest from affiliated money market funds                                     1,513
TOTAL INVESTMENT INCOME                                                       840,694

EXPENSES

Investment advisory fees                                                      223,984
Service fees                                                                   74,661
Professional fees                                                              14,107
Custody and transaction fees                                                   15,734
Directors' fees                                                                 6,331
Qualification fees                                                              5,423
  Class A                                                                       6,221
  Class B                                                                       3,940
  Class T                                                                       7,470
Shareholder reporting expenses:
  Class A                                                                       2,896
  Class B                                                                       1,913
  Class T                                                                       4,547
Insurance expenses                                                             11,390
Distribution fees:
  Class A                                                                      10,218
  Class B                                                                      20,476
  TOTAL EXPENSES                                                              409,312
  LESS EXPENSES REIMBURSED                                                    (22,947)
  NET EXPENSES                                                                386,365
  INVESTMENT INCOME - NET                                                     454,329

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments                                              356,971
Change in unrealized appreciation
  of investments for the year                                               1,617,148
NET GAIN ON INVESTMENTS                                                     1,974,119
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                           $     2,428,448

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

                                                                            2004                  2003
                                                                      ---------------       ---------------
INCREASE IN NET ASSETS FROM OPERATIONS

Investment income - net                                               $       454,329       $       523,545
Net realized gain (loss) on investments                                       356,971              (759,011)
Change in unrealized appreciation                                           1,617,148             1,981,012
 Net increase in net assets
  resulting from operations                                                 2,428,448             1,745,546

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net
  Class A                                                                     (68,108)              (76,409)
  Class B                                                                     (35,072)              (40,931)
  Class T                                                                    (365,311)             (451,037)
Capital Gains
  Class A                                                                     (45,377)                    -
  Class B                                                                     (30,287)                    -
  Class T                                                                    (264,673)                    -
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                          (808,828)             (568,377)

CAPITAL SHARE TRANSACTIONS - NET
Class A                                                                       793,615                79,843
Class B                                                                       486,952               128,178
Class T                                                                       (76,867)             (980,917)
  TOTAL NET CAPITAL SHARE TRANSACTIONS                                      1,203,700              (772,896)
  TOTAL INCREASE                                                            2,823,320               404,273

NET ASSETS

Beginning of year                                                          27,323,517            26,919,244
End of year                                                           $    30,146,837       $    27,323,517

Undistributed Net Investment Income                                   $        74,012       $        86,180

See notes to financial statements.

                                                            FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                                      CLASS T SHARES
                                                     ------------------------------------------------------------------------------
                                                                                             EIGHT MONTHS
                                                            YEAR ENDED AUGUST 31,          ENDED AUGUST 31, YEAR ENDED DECEMBER 31,
                                                     ------------------------------------------------------------------------------
                                                        2004         2003         2002         2001           2000         1999
                                                     ------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                 $    17.18   $    16.42   $    17.91   $    19.40     $    20.67   $    19.63
Investment income - net                                    0.29         0.34         0.43         0.31           0.56         0.42
Net realized and unrealized gain
  (loss) on investments                                    1.24         0.77        (1.50)       (1.58)          0.01         1.84
                                                     ------------------------------------------------------------------------------
     TOTAL FROM INVESTMENT OPERATIONS                      1.53         1.11        (1.07)       (1.27)          0.57         2.26
Less distributions from
  Investment income -  net                                (0.29)       (0.35)       (0.42)       (0.22)         (0.55)       (0.42)
  Capital gains                                           (0.21)           -            -            -          (1.29)       (0.80)
                                                     ------------------------------------------------------------------------------
     TOTAL DISTRIBUTIONS                                  (0.50)       (0.35)       (0.42)       (0.22)         (1.84)       (1.22)
                                                     ------------------------------------------------------------------------------
Net Asset Value, End of Period                       $    18.21   $    17.18   $    16.42   $    17.91     $    19.40   $    20.67
                                                     ==============================================================================
     TOTAL RETURN (1)                                      8.95%        6.95%       (6.07)%      (6.54)%**     3.64%       11.87%
                                                     ==============================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets,
  end of period (000Os omitted)                      $   22,785   $   21,569   $   21,631   $   24,798     $   28,223   $   30,146
Ratio of expenses with
  reimbursement to average net assets                      1.23%        1.25%        1.25%        1.25%*         1.25%        1.25%
Ratio of expenses without
  reimbursement to average net assets                      1.23%        1.26%        1.27%        1.25%*         1.34%        1.41%
Ratio of net investment income with
  reimbursement to average net assets                      1.58%        2.08%        2.47%        2.52%*         2.63%        2.15%
Portfolio turnover rate                                   11.15%       23.83%       25.80%       14.77%         13.17%       18.01%

*    Ratios annualized
**   Returns are not annualized

(1)  Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 1.30% for Class A and 1.80% for class B.

See notes to financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout the periods indicated.

                                                                                CLASS A SHARES
                                            ----------------------------------------------------------------------------------------
                                                                                 EIGHT MONTHS        YEAR ENDED   PERIOD FROM JAN. 1
                                                  YEAR ENDED AUGUST 31,        ENDED AUGUST 31,     DECEMBER 31,    TO DECEMBER 31,
                                            -------------------------------    ----------------     ------------  ------------------
                                                2004        2003       2002           2001               2000              1999
                                            ----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 16.65     $ 15.93    $ 17.44        $ 18.93            $ 20.30           $ 19.63
Investment income - net                         0.28        0.32       0.39           0.23               0.37              0.47
Net realized and unrealized gain
  (loss) on investments                         1.18        0.77      (1.47)         (1.53)             (0.06)             1.47
                                            ----------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS          1.46        1.09      (1.08)         (1.30)              0.31              1.94
Less distributions from
  Investment income - net                      (0.30)      (0.37)     (0.43)         (0.19)             (0.39)            (0.47)
  Capital gains                                (0.21)          -          -              -              (1.29)            (0.80)
                                            ----------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                      (0.51)      (0.37)     (0.43)         (0.19)             (1.68)            (1.27)
                                            ----------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 17.60     $ 16.65    $ 15.93        $ 17.44            $ 18.93           $ 20.30
                                            ========================================================================================
      TOTAL RETURN (1)                          8.83%       7.02%     (6.29)%        (6.87)%**           3.35%            10.13%
                                            ========================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)    $ 4,409     $ 3,419    $ 3,183        $ 2,713            $ 2,512           $ 1,777
Ratio of expenses with reimbursement
  to average net assets (2)                     1.30%       1.30%      1.45%          1.50%*             1.50%             1.51%
Ratio of expenses without reimbursement
  to average net assets                         1.64%       1.69%      1.73%          1.50%*             1.92%             1.51%
Ratio of net investment income with
  reimbursement to average net assets           1.51%       2.02%      2.27%          1.98%*             2.40%             1.87%
Portfolio turnover rate                        11.15%      23.83%     25.80%         14.77%             13.17%            18.01%

                                                                                CLASS B SHARES
                                           -----------------------------------------------------------------------------------------
                                                                                 EIGHT MONTHS        YEAR ENDED   PERIOD FROM JAN. 1
                                                  YEAR ENDED AUGUST 31,        ENDED AUGUST 31,     DECEMBER 31,    TO DECEMBER 31,
                                           --------------------------------    ----------------     -----------   ------------------
                                                2004        2003       2002           2001               2000              1999
                                           -----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $ 16.83     $ 16.18    $ 17.72        $ 19.26            $ 20.64           $ 19.63
Investment income -- net                        0.20        0.24       0.30           0.20               0.35              0.40
Net realized and unrealized gain
  (loss) on investments                         1.19        0.72      (1.47)         (1.59)             (0.08)             1.81
                                           -----------------------------------------------------------------------------------------
      TOTAL FROM INVESTMENT OPERATIONS          1.39        0.96      (1.17)         (1.39)              0.27              2.21
Less distributions from
  Investment income -- net                     (0.23)      (0.31)     (0.37)         (0.15)             (0.36)            (0.40)
  Capital gains                                (0.21)          -          -              -              (1.29)            (0.80)
                                           -----------------------------------------------------------------------------------------
      TOTAL DISTRIBUTIONS                      (0.44)      (0.31)     (0.37)         (0.15)             (1.65)            (1.20)
                                           -----------------------------------------------------------------------------------------
Net Asset Value, End of Period               $ 17.78     $ 16.83    $ 16.18        $ 17.72            $ 19.26           $ 20.64
                                           =========================================================================================
      Total Return (1)                          8.33%       6.10%     (6.69)%        (7.23)%**           2.79%            11.52%
                                           =========================================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of period (000's omitted)    $ 2,952     $ 2,336    $ 2,105        $ 1,917            $ 2,081           $ 1,119
Ratio of expenses with reimbursement
  to average net assets (2)                     1.80%       1.80%      1.95%          2.00%*             2.00%             2.01%
Ratio of expenses without reimbursement
  to average net assets                         2.13%       2.18%      2.22%          2.00%*             2.23%             2.01%
Ratio of net investment income with
  reimbursement to average net assets           1.00%       1.51%      1.77%          1.55%*             1.89%             1.36%
Portfolio turnover rate                        11.15%      23.83%     25.80%         14.77%             13.17%            18.01%

See notes to financial statements.

SM&R GOVERNMENT BOND FUND

                                                              MANAGER COMMENTARY

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Financials              1.92%
Materials               3.52%
U.S. Government        92.74%
Canadian Corporation    1.82%

A MESSAGE TO OUR SHAREHOLDERS

The SM&R Government Bond Fund is focused on providing competitive levels of current income through investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, as well as securities of corporate issuers deemed by SM&R to be of higher credit quality and financial strength.

Over the past fiscal year ending August 31, 2004, the Fund has provided a total return of 3.15% to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2004 was 1.26%, before sales charge. The Fund has an average maturity of 3.5 years, a market-weighted average coupon of 3.87%, and a modified duration of 3.1 years.

The Fund has benefited over the past year from a small exposure to the corporate sector, but is shorter in duration (measure of price sensitivity of a fixed income security to an interest rate change of 1%) than its index thus a rise in interest rates would be expected to negatively affect the Fund less than its index, and vice versa. Fund performance has suffered in the short run due to the shorter duration, but the Fund remains well positioned to take advantage of any rise in interest rates.

          A key issue for investors is how rapidly the Federal Reserve will "normalize" short-term interest rates. The current real overnight rate is actually negative after inflation is considered. With core inflation under a 2% rate, the Fed is likely to bring the real rate to at least a neutral position by year-end, implying a 2% expectation for the Federal Funds rate. Longer-term, the expectation for short-term rates is about 1-1/2% above underlying inflation.

          The Federal Reserve did as expected and raised short-term rates 25 basis points at the August 10th meeting, following the 25 basis point hike from the June meeting. The tightening lifted the effective funds rate to 1-1/2%, a 50% increase from the 40 year low hit in June of last year. The Fed also signaled its commitment to continue hiking rates at a "measured pace" even while noting an acknowledged moderation in economic growth, particularly tied to the rise in energy prices; disappointment over labor market conditions; and a transitory rise in inflation. The Fed still remains bullish on the growth outlook, stating that "the economy nevertheless appears poised to resume a stronger pace of expansion going forward."

          The U.S. economy did slow in the second quarter, when household spending decelerated in response to a jump in consumer prices. While recent hurricanes and the oil spike probably preclude an early return to above-trend growth, financial conditions remain favorable for continued growth. Corporate profit growth has surpassed revenue growth for the last four quarters, indicating that corporations have relied on productivity and excess capacity rather than adding jobs and making capital expenditures to drive the bottom line. However, as capacity is absorbed and productivity gains reach their limits, a normal rate of capital spending and hiring should resume.

          The liquidity of U.S. markets continues to attract international funds in an environment of terrorism fears and geopolitical concerns. However, large trade deficits suggest potential weakness in the dollar, which will lead to higher return requirements to attract these funds to U.S. markets.

In general, most fixed income sectors remain close to levels we began the year with; however volatility remains high. Although the impact of rising oil prices have increased uncertainty in the bond market, long term inflation expectations remain stable. We expect 10-year Treasury yields in the 4.40 - 4.70% range at year-end with a gradual rise toward the 5% level by mid 2005.

Generally, in a rising rate environment, the bond market does not provide attractive nominal returns in relation to other asset classes, particularly equities. Even as rates rise, however, bonds will remain an important component of a well diversified portfolio, and in current market conditions, could continue offering attractive returns on a risk-adjusted basis. Our Fund is well positioned for an upward trend in rates. While maturities are laddered, we have shortened the Fund's duration over the last year in an attempt to provide greater price protection of holdings.

BEST REGARDS,


By: /s/ Anne M. LeMire
    --------------------
ANNE M. LEMIRE, CPA, CFA, PORTFOLIO MANAGER
SM&R GOVERNMENT BOND FUND


[CHART]

SM&R GOVERNMENT BOND FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R GOVERNMENT BOND FUND, CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL U.S. GOVERNMENT FUND INDEX

                    SM&R GOVERNMENT         LIPPER GENERAL
                     BOND FUND        U.S. GOVERNMENT FUND INDEX
     9/1/1994        $ 9,554                $  10,000
    8/31/1995        $ 10,686               $  10,967
    8/31/1996        $ 10,967               $  11,261
    8/31/1997        $ 11,995               $  12,310
    8/31/1998        $ 12,992               $  13,592
    8/31/1999        $ 13,091               $  13,414
    8/31/2000        $ 13,822               $  14,367
    8/31/2001        $ 15,467               $  15,984
    8/31/2002        $ 16,407               $  17,302
    8/31/2003        $ 16,811               $  17,588
    8/31/2004        $ 17,341               $  18,483

AVERAGE ANNUAL RETURN
Includes maximum sales charge through 8/31/04. Inception date of these classes is 01/01/99.

SMALL     ONE               THREE          SINCE
CLASS     YEAR              YEAR         INCEPTION
--------------------------------------------------
  A       (1.79)%           4.54%         3.78%
  B       (0.41)%           5.05%         4.20%

AVERAGE ANNUAL RETURN
Includes maximum sales charge of 4.5% through 8/31/04 for Class T Shares

10  Year           5.66%
 5  Year           4.81%
 1  Year          (1.49)%

SM&R Government Bond Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum initial sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 8% in the first year, declines to 1% in the third year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SM&R GOVERNMENT BOND FUND

HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2004

                                                                MATURITY      INTEREST/STATED       FACE
                                                                  DATE            RATE (%)         AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS
DIVERSIFIED FINANCIALS 1.91%
MBNA Master Credit Card Trust                                  02/15/12                 7.000   $     500,000   $        571,117
METALS & MINING -- 3.51%
Carpenter Technology Corporation                               05/15/13                 6.625       1,000,000          1,046,594

                                                               TOTAL CORPORATE BONDS -- 5.42%
                                                               (Cost $1,515,640)                                       1,617,711
                                                                                                                ----------------
FOREIGN BONDS
U.S. DOLLAR DENOMINATED FOREIGN GOVERNMENT BONDS -- 1.81%
Province of Quebec, Canada                                     02/15/09                 5.750         500,000            541,753

                                                               TOTAL FOREIGN BONDS -- 1.81%
                                                               (Cost $471,526)                                           541,753
                                                                                                                ----------------

U.S. GOVERNMENT AGENCY & U.S. GOVERNMENT SECURITIES

                                                                MATURITY       INTEREST/STATED       FACE
                                                                  DATE             RATE (%)         AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES -- 33.77%
Federal Home Loan Bank                                         10/25/05                 6.230   $     150,000   $        156,980
Federal Home Loan Mortgage Corporation (a)                     08/10/05                 6.750         165,000            172,142
Federal Home Loan Mortgage Corporation                         09/15/05                 2.875         500,000            503,898
Federal Home Loan Mortgage Corporation                         03/15/07                 4.875       1,600,000          1,679,376
Federal Home Loan Mortgage Corporation                         03/16/07                 2.700       1,585,000          1,579,433
Federal Home Loan Mortgage Corporation                         09/15/07                 3.500       2,000,000          2,025,634
Federal Home Loan Mortgage Corporation                         11/15/13                 4.875         500,000            511,893
Federal National Mortgage Association                          08/15/08                 3.250       1,200,000          1,193,669
Federal National Mortgage Association                          02/01/11                 6.250       1,850,000          2,043,528
Freddie Mac, Series 1205-G
  Government National Mortgage Association,                    03/15/07                 7.000          85,281             86,105
Series 2002-60-L                                               03/20/27                 6.000         115,079            114,938
Private Export Funding                                         01/15/10                 7.200          15,000             17,388

                                                                                                                      10,084,984

U.S. GOVERNMENT SECURITIES -- 43.15%
U.S. Treasury Bonds                                            02/28/06                 1.625       2,000,000          1,983,906
U.S. Treasury Notes                                            05/15/06                 6.875       1,120,000          1,205,882
U.S. Treasury Notes                                            11/15/06                 2.625       2,800,000          2,808,532
U.S. Treasury Notes                                            02/15/08                 3.000       2,000,000          2,007,188
U.S. Treasury Notes                                            05/15/08                 2.625       3,850,000          3,803,230
U.S. Treasury Notes                                            05/15/08                 5.625         500,000            546,133
U.S. Treasury Notes                                            11/15/08                 4.750         500,000            531,894

                                                                                                                      12,886,765
                                                               TOTAL U.S. GOVERNMENT AGENCY
                                                               & U.S. GOVERNMENT SECURITIES -- 76.92%
                                                              (Cost $23,093,107)                                      22,971,749

SCHEDULE OF INVESTMENTS August 31, 2004

U.S. GOVERNMENT AND AGENCY SHORT TERM OBLIGATIONS

                                                                MATURITY      INTEREST/STATED       FACE
                                                                  DATE            RATE (%)         AMOUNT             VALUE
--------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 15.32%
Federal Farm Credit Bank                                       09/01/04                 1.470   $   2,314,000   $      2,314,000
Federal Home Loan Bank                                         09/01/04                 1.430         993,000            993,000
Federal Home Loan Bank                                         09/08/04                 1.475         350,000            349,900
Federal Home Loan Bank                                         09/17/04                 1.420         349,000            348,780
Federal Home Loan Mortgage Corporation                         09/01/04                 1.320         250,000            250,000
Federal Home Loan Mortgage Corporation                         09/08/04                 1.320         150,000            149,961
Federal National Mortgage Association                          09/01/04                 1.480         169,000            169,000

                                                               TOTAL U.S.GOVERNMENT AND
                                                               AGENCY SHORT-TERM OBLIGATIONS -- 15.32%
                                                              (Cost $4,574,641)                                        4,574,641

MONEY MARKET FUNDS

                                                                                                     SHARES           VALUE
--------------------------------------------------------------------------------------------------------------------------------
SM&R Money Market Fund, 0.98% (b)                                                                         161                161

          TOTAL MONEY MARKET FUNDS -- 0.00%
          (Cost $161)                                                                                                        161

          TOTAL INVESTMENTS -- 99.47%
          (Cost $29,655,075)                                                                                          29,706,015

          CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.53%                                                               158,353

          TOTAL NET ASSETS -- 100.00%                                                                           $     29,864,368
                                                                                                                ================

Notes to Schedule of Investments.

(a)  Long term obligations that will mature in less than one year.

(b) The rate quoted is the annualized seven day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Government Bond Fund are affiliated by having the same investment adviser.

See notes to financial statements.

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS

Investment in unaffiliated securities, at value (Cost $29,654,914)                                 $       29,705,854
Investment in affiliated money market funds (Cost $161)                                                           161
Prepaid expenses                                                                                               15,062
Receivable for:
  Capital stock sold                                                                                            7,292
  Interest                                                                                                    233,522
  Expense reimbursement                                                                                         8,110
Other assets                                                                                                    2,782
  TOTAL ASSETS                                                                                             29,972,783

LIABILITIES

Capital stock reacquired                                                                                       72,022
Distribution payable                                                                                              898
Accrued:
  Investment advisory fee                                                                                      13,020
  Service fee                                                                                                   6,510
  Distribution fee                                                                                              2,875
Other liabilities                                                                                              13,090
  TOTAL LIABILITIES                                                                                           108,415
  NET ASSETS (applicable to shares outstanding)                                                    $       29,864,368

NET ASSETS ARE COMPRISED OF THE FOLLOWING:

Capital (par value and additional paid-in)                                                         $       29,796,181
Undistributed net investment income                                                                                19
Accumulated net realized gain on investments                                                                   17,228
Net unrealized appreciation of investments                                                                     50,940
  NET ASSETS                                                                                       $       29,864,368

NET ASSETS:

Class A                                                                                            $          982,563
Class B                                                                                            $        1,131,900
Class T                                                                                            $       27,749,905
  TOTAL NET ASSETS                                                                                 $       29,864,368

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                                                              100,001,150
  Outstanding                                                                                                  93,005
Class B:
  Authorized                                                                                              100,000,000
  Outstanding                                                                                                 107,251
Class T:
  Authorized                                                                                               23,000,000
  Outstanding                                                                                               2,660,840
Class A:
  Net asset value and redemption price per share                                                   $            10.56
  Offering price per share:
    (Net Assets value of $10.56/95.25%)                                                            $            11.09
Class B:
  Net asset value and offering price per share                                                     $            10.55
Class T:
  Net asset value and redemption price per share                                                   $            10.43
  Offering price per share:
  (Net Assets value of $10.43/95.5%)                                                               $            10.92


See notes to financial statements.


STATEMENTS OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME
Interest                                                       $      859,884
Interest from affiliated money market funds                               243
TOTAL INVESTMENT INCOME                                               860,127

EXPENSES

Investment advisory fees                                              151,002
Service fees                                                           75,501
Professional fees                                                      12,807
Custody and transaction fees                                            7,788
Directors' fees                                                         7,820
Qualification fees                                                      6,070
  Class A                                                               7,933
  Class B                                                               4,429
  Class T                                                               7,837
Shareholder reporting expenses:
  Class A                                                               1,327
  Class B                                                                 859
  Class T                                                               2,858
Insurance expenses                                                     13,792
Distribution fees:
  Class A                                                               2,670
  Class B                                                               9,877
  TOTAL EXPENSES                                                      312,570
  LESS EXPENSES REIMBURSED                                            (85,560)
  NET EXPENSES                                                        227,010
  INVESTMENT INCOME - NET                                             633,117

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

Net realized gain on investments                                       16,973
Change in unrealized appreciation of investments for the year         287,515
NET GAIN ON INVESTMENTS                                               304,488
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $      937,605


STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                                    2004              2003
                                                               --------------   ---------------
Investment income - net                                        $      633,117   $     1,106,154
Net realized gain on investments                                       16,973         1,246,280
Change in unrealized appreciation (depreciation)                      287,515        (1,625,574)
Net increase in net assets resulting from operations                  937,605           726,860

DISTRIBUTIONS TO SHAREHOLDERS FROM

Investment income - net
  Class A                                                             (22,707)          (45,677)
  Class B                                                             (21,638)          (43,390)
  Class T                                                            (588,821)       (1,026,403)
Capital gains
  Class A                                                             (29,006)                -
  Class B                                                             (39,495)                -
  Class T                                                            (770,369)                -
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                (1,472,036)       (1,115,470)

CAPITAL SHARE TRANSACTIONS- NET

Class A                                                              (240,334)          123,301
Class B                                                              (488,459)          908,563
Class T                                                               298,110         1,483,521
  TOTAL NET CAPITAL SHARE TRANSACTIONS                               (430,683)        2,515,385
  TOTAL INCREASE (DECREASE)                                          (965,114)        2,126,775

NET ASSETS

Beginning of Year                                                  30,829,482        28,702,707
End of Year                                                    $   29,864,368   $    30,829,482
Undistributed Net Investment Income                            $           19   $            68

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                                                      CLASS T SHARES
                                                         ---------------------------------------------------------------------
                                                             2004            2003          2002          2001          2000
                                                         ---------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $      10.62   $     10.75   $      10.64   $     10.05   $     10.10
Investment income - net                                          0.22          0.40           0.52          0.58          0.59
Net realized and unrealized gain (loss) on investments           0.11         (0.13)          0.11          0.59         (0.05)
                                                         ---------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                               0.33          0.27           0.63          1.17          0.54
Less distributions from
  Investment income - net                                       (0.22)        (0.40)         (0.52)        (0.58)        (0.59)
  Capital gains                                                 (0.30)            -              -             -             -
                                                         ---------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                           (0.52)        (0.40)         (0.52)        (0.58)        (0.59)
                                                         ---------------------------------------------------------------------
Net Asset Value, End of Year                             $      10.43   $     10.62   $      10.75   $     10.64   $     10.05
                                                         =====================================================================
  TOTAL RETURN (1)                                               3.15%         2.46%          6.08%        11.90%         5.58%
                                                         =====================================================================
RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)                  $     27,750   $    27,946   $     26,807   $    25,278   $    22,928
Ratio of expenses with reimbursement
  to average net assets (2)                                      0.73%         0.73%          0.93%         0.97%         0.98%
Ratio of expenses without reimbursement
  to average net assets                                          0.95%         0.91%          0.95%         0.97%         0.98%
Ratio of net investment income with
  reimbursement to average net assets                            2.12%         3.60%          4.92%         5.55%         5.91%
Portfolio turnover rate                                         50.62%        99.26%         25.87%        14.01%        30.87%

(1) Does not include the effect of sales charge
(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for classes T and A; and 1.23% for class B.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.


                                                                                     CLASS A SHARES
                                                         ---------------------------------------------------------------------
                                                             2004            2003          2002          2001          2000
                                                         ---------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $      10.75   $     10.88   $      10.75   $     10.14   $     10.20
Investment income - net                                          0.23          0.40           0.48          0.53          0.57
Net realized and unrealized gain (loss) on investments           0.11         (0.13)          0.13          0.61         (0.06)
                                                         ---------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                               0.34          0.27           0.61          1.14          0.51
Less distributions from
  Investment income - net                                       (0.23)        (0.40)         (0.48)        (0.53)        (0.57)
  Capital gains                                                 (0.30)            -              -             -             -
                                                         ---------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                           (0.53)        (0.40)         (0.48)        (0.53)        (0.57)
                                                         ---------------------------------------------------------------------
Net Asset Value, End of Year                             $      10.56   $     10.75   $      10.88   $     10.75   $     10.14
                                                         =====================================================================
  TOTAL RETURN (1)                                               3.14%         2.51%          5.82%        11.46%         5.15%
                                                         ======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)                  $        983   $     1,240   $      1,137   $       626   $       127
Ratio of expenses with reimbursement
  to average net assets (2)                                      0.73%         0.73%          1.12%         1.25%         1.25%
Ratio of expenses without reimbursement
  to average net assets                                          2.04%         1.75%          1.80%         1.27%         1.29%
Ratio of net investment income with
  reimbursement to average net assets                            2.13%         3.62%          4.73%         5.25%         5.68%
Portfolio turnover rate                                         50.62%        99.26%         25.87%        14.01%        30.87%

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                                                     CLASS B SHARES
                                                         ---------------------------------------------------------------------
                                                             2004            2003          2002          2001          2000
                                                         ---------------------------------------------------------------------
Net Asset Value, Beginning of Year                       $      10.74   $     10.86   $      10.74   $     10.14   $     10.16
Investment income - net                                          0.17          0.33           0.43          0.48          0.49
Net realized and unrealized gain (loss) on investments           0.11         (0.12)          0.12          0.60         (0.02)
                                                         ---------------------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                               0.28          0.21           0.55          1.08          0.47
Less distributions from
  Investment income - net                                       (0.17)        (0.33)         (0.43)        (0.48)        (0.49)
  Capital gains                                                 (0.30)            -              -             -             -
                                                         ---------------------------------------------------------------------
  TOTAL DISTRIBUTIONS                                           (0.47)        (0.33)         (0.43)        (0.48)        (0.49)
                                                         ---------------------------------------------------------------------
Net Asset Value, End of Year                             $      10.55   $     10.74   $      10.86   $     10.74   $     10.14
                                                         =====================================================================
  TOTAL RETURN (1)                                               2.65%         1.96%          5.27%        10.88%         4.74%
                                                         =====================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)                  $      1,131   $     1,643   $        758   $       211   $        78
Ratio of expenses with reimbursement
  to average net assets (2)                                      1.23%         1.23%          1.57%         1.75%         1.75%
Ratio of expenses without reimbursement
  to average net assets                                          2.06%         1.95%          2.61%         1.79%         1.84%
Ratio of net investment income with
  reimbursement to average net assets                            1.65%         2.99%          4.20%         4.69%         5.12%
Portfolio turnover rate                                         50.62%        99.26%         25.87%        14.01%        30.87%

(1) Does not include the effect of sales charge

(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.73% for classes T and A; and 1.23% for class B.

See notes to financial statements.

SM & R TAX FREE FUND

                                                              MANAGER COMMENTARY

[CHART]

                                SECTOR WEIGHTINGS
                                       BY
                                TOTAL INVESTMENTS

GENERAL OBLIGATIONS                   37.43%
UTILITIES                             15.88%
EDUCATION                             16.43%
TRANSPORTATION                        14.67%
MISCELLANEOUS                          6.35%
HEALTH CARE                            5.30%
POLLUTION                              3.40%
HOUSING                                0.54%

A MESSAGE TO OUR SHAREHOLDERS

The SM&R Tax Free Fund is a well-diversified portfolio designed to produce monthly tax-free dividends to investors seeking current income, while minimizing federal tax liability. The Fund focuses primarily on issuers of the highest quality rating and often in insured issues. We analyze the credit worthiness and financial strength of both the insurers and the underlying issuers in an effort to minimize the default risk within the Fund to a level below the municipal market in general. Our overall average credit rating is maintained at AA because we do not believe that the market adequately compensates for the risk profile of lower rated issuers.

Over the past fiscal year ending August 31, 2004, the Fund has provided a total return of 5.20% to Class T investors at net asset value. The year-to-date total return for the eight months ended August 31, 2004 was 1.72%, before sales charge, for the same share class. The Fund has an average maturity of 9.3 years, a market-weighted average coupon of 5.00%, and a modified duration of 7 years.

Because the Fund maintains a very high average quality, returns sometimes lag general municipal bond indices. This happens because these indices are much more likely to feature lower credit quality bonds in the Fund, which, over the short run, can lead to increased returns. We have long preferred to just maintain consistently high quality.

The average maturity and duration of the Fund reflect our belief in the value of the intermediate maturity range on the yield curve. The slope of the municipal curve is quite steep, providing payment for accepting the risk of intermediate maturities. Our rationale for accepting this interest rate risk in the Fund is twofold. First, from a risk/reward standpoint, the additional yield provided by the steepness of the curve far outweighs the risk/reward profile of migrating down the credit quality ladder for additional yield. Secondly, on average, municipal yields display only 60% of the volatility of taxables in both rising and declining interest rate environments. Therefore, if rates rise as we expect, positions in municipal bonds should be attractive in comparison to government or corporate bonds, whose prices should fall more dramatically.

Municipal bonds remain a core holding in the portfolio of investors in many tax brackets. On an after-tax basis, municipal bonds can provide returns that equal or exceed taxable alternatives, often with less credit risk.

BEST REGARDS,

/s/ Anne M. LeMire

Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Tax Free Fund

SECURITIES MANAGEMENT AND RESEARCH,INC.

[CHART]

SM&R TAX FREE FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R TAX FREE FUND CLASS T, AT OFFERING PRICE, AND THE LIPPER GENERAL MUNICIPAL DEBT INDEX

  SM&R TAX FREE FUND    LIPPER GENERAL MUNICIPAL DEBT INDEX
---------------------   -----------------------------------
 9/1/1994  $    9,553               $   10,000
8/31/1995  $   10,427               $   10,777
8/31/1996  $   10,968               $   11,317
8/31/1997  $   11,912               $   12,361
8/31/1998  $   12,935               $   13,424
8/31/1999  $   12,899               $   13,268
8/31/2000  $   13,693               $   13,981
8/31/2001  $   15,007               $   15,385
8/31/2002  $   15,793               $   16,106
8/31/2003  $   16,168               $   16,520
8/31/2004  $   17,009               $   17,650

AVERAGE ANNUAL RETURN

INCLUDES MAXIMUM SALES CHARGE THROUGH 8/31/04. INCEPTION DATE OF THESE CLASSES IS 01/01/99.

SHARE         ONE       THREE      SINCE
CLASS         YEAR       YEAR    INCEPTION
--------    --------    ------   ---------
A             0.16%      4.50%      3.52%
B             1.46%      5.03%      3.90%

AVERAGE ANNUAL RETURN

INCLUDES MAXIMUM SALES CHARGE OF 4.5% THROUGH 8/31/04 FOR CLASS T SHARES.

10 YEAR                                5.45%
5 YEAR                                 4.72%
1 YEAR                                 0.46%

SM&R Tax Free Fund Performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. Returns for Class A and B will vary from Class T as shown above due to differences in expense and sales charge structure. Average annual returns are based on the maximum sales charge and reinvestment of all dividends and capital gains. The average annual returns for Class A shares reflect the current maximum initial sales charge of 4.75%. Class B shares reflect the applicable contingent deferred sales charge
(CDSC), which is 3% in the first year, declines to 1% in the third year, and is eliminated thereafter.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distribution or redemption of fund shares.

SM&R TAX FREE FUND

                                                                        HOLDINGS

MUNICIPAL BONDS                                                          MATURITY  INTEREST/STATED       FACE
RATING (a)                                                                 DATE        RATE (%)         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
           CALIFORNIA -- 0.19%

A3/A       California State General Obligation Bonds Unlimited           06/01/11      5.250        $      25,000   $      26,558
---------------------------------------------------------------------------------------------------------------------------------
           FLORIDA -- 9.31%

Aaa/AAA    Dade County, Florida Water & Sewer System
              Revenue Bonds                                              10/01/16      5.375              400,000         438,400
Aaa/AAA    Miami-Dade County Solid Waste System
              Revenue Bonds                                              10/01/18      4.750              400,000         412,908
Aaa/AAA    Miami Dade County, Florida Expressway Authority Toll
              System Revenue Bonds                                       07/01/29      6.375              400,000         474,384
                                                                                                                        1,325,692
---------------------------------------------------------------------------------------------------------------------------------
           ILLINOIS -- 8.14%

Aaa/AAA    Chicago, Illinois-General Obligation Bonds Unlimited          01/01/25      5.125              100,000         101,201
Aaa/AAA    Chicago, Illinois-Park District General Obligation
              Bonds Unlimited, Series C                                  01/01/16      4.850              230,000         242,468
Aaa/AAA    Regional Transportation Authority of Illinois Revenue
              Bonds, Refunding MBIA                                      06/01/18      5.500              200,000         209,086
Aaa/NR     Rockford, Illinois-General Obligation Bonds Unlimited         12/15/18      4.500              180,000         182,954
Aaa/AAA    State of Illinois Build Illinois Bonds, Sales Tax Revenue
              Bonds, Series V                                            06/15/17      6.375              200,000         211,660
Aaa/AAA    State of Illinois General Obligation Bonds Unlimited          03/01/19      5.000              200,000         210,784
                                                                                                                        1,158,653
---------------------------------------------------------------------------------------------------------------------------------
           INDIANA -- 1.12%

Aaa/AAA    South Bend, Indiana-Building Corporation
              Revenue Bonds                                              02/01/13      4.500              150,000         160,208

MUNICIPAL BONDS                                                          MATURITY  INTEREST/STATED       FACE
RATING (a)                                                                 DATE        RATE (%)         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
           LOUISIANA -- 8.35%

Aaa/AAA    Louisiana Public Facilities Authority Hospital
              Revenue Bonds, Series C                                    07/01/19      5.000        $     400,000   $     416,604
Aaa/AAA    Monroe, Louisiana Sales and Use Tax Revenue Bonds             07/01/16      4.000              200,000         201,744
Aaa/AAA    New Orleans, Louisiana Sewer Service
              Revenue Bonds                                              06/01/18      5.000              300,000         320,001
Ba1/NR     Plaquemines, Louisiana-Port, Harbour & Terminal District,
              Marine Terminal Facilities Revenue Bonds                   09/01/07      5.000              250,000         249,553
                                                                                                                        1,187,902
---------------------------------------------------------------------------------------------------------------------------------
           MASSACHUSETTS -- 3.44%

Aaa/AAA    Massachusetts State Water Revenues Authority,
              General Purpose-Series A                                   11/01/21      5.500              450,000         489,735
---------------------------------------------------------------------------------------------------------------------------------
           NEW MEXICO -- 0.73%

Aaa/AAA    Central Consolidated School District No.22 San Juan
              County, New Mexico General Obligation School
              Building Bonds                                             08/15/09      5.300              100,000         103,417
---------------------------------------------------------------------------------------------------------------------------------
           NEW YORK -- 8.24%

Aaa/AAA    New York City, New York-General Obligation
              Bonds Unlimited, Series J                                  02/15/07      5.000              100,000         105,769
A2/A       New York City, New York General Obligation
              Bonds Unlimited, Series I                                  08/01/18      5.000              200,000         206,464
Aa2/AA+    New York City, New York-Transitional Financial
              Authority Revenue Bonds, Series C                          05/01/19      5.000              250,000         261,415

MUNICIPAL BONDS                                                          MATURITY  INTEREST/STATED       FACE
RATING (a)                                                                 DATE        RATE (%)         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
           NEW YORK -- 8.24% (cont'd)

Aaa/AAA    New York-State Tollway Authority
              Highway & Bridge Revenue Bonds, Series B                   04/01/10      3.850        $     200,000   $     209,778
Aa3/AAA    Triborough Bridge & Tunnel Authority, New York,
              Revenue Bonds, General Purpose Series B                    01/01/27      5.200              350,000         390,016
                                                                                                                        1,173,442
---------------------------------------------------------------------------------------------------------------------------------
           OHIO -- 3.03%

Aaa/AAA    Franklin County, Ohio-General Obligation Bonds Limited        12/01/08      5.100              300,000         322,773
Aaa/AAA    Franklin County, Ohio-General Obligation Bonds Limited        12/01/11      5.300              100,000         108,023
                                                                                                                          430,796
---------------------------------------------------------------------------------------------------------------------------------
           OKLAHOMA -- 0.18%

Aaa/NR     Oklahoma Housing Finance Agency Single Family
              Mortgage Revenue Bonds (Homeownership Loan
              Program), 1994 Series A-1 (b)                              09/01/07      6.250               25,000          25,163
---------------------------------------------------------------------------------------------------------------------------------
           TEXAS -- 39.22%

Aaa/AAA    Aransas County, Texas Correctional Facility Improvements
              General Obligation Bonds Limited                           02/15/13      3.875              250,000         255,887
Aaa/AAA    Austin, Texas-Community College District
              Revenue Bonds                                              02/01/10      4.000              100,000         105,270
Aaa/AAA    Austin, Texas-Independent School District General
              Obligation Bonds Unlimited Series A                        08/01/12      3.750              150,000         153,426
Aaa/AAA    Baytown, Texas Water and Sewer Revenue Bonds                  02/01/14      5.950              100,000         101,890
Aaa/AAA       City of Austin, Texas-Combined Utility Systems
              Revenue Refunding Bonds, Series 1994                       05/15/16      6.250               80,000          82,325

MUNICIPAL BONDS                                                          MATURITY  INTEREST/STATED       FACE
RATING (a)                                                                 DATE        RATE (%)         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
           TEXAS -- 39.22% (cont'd)

Aaa/AAA    College Station, Texas Utility Systems
              Revenue Bonds                                              02/01/13      4.125        $     200,000   $     207,608
Aaa/AAA    College Station, Texas Utility Systems
              Revenue Bonds                                              02/01/14      4.250               65,000          67,294
Aaa/AAA    Collin County, Texas Community College District,
              Consolidated Fund, Revenue Bonds                           02/01/15      5.250              400,000         424,480
Aaa/AAA    Dallas-Fort Worth International Airport-Dallas-Fort
              Worth Regional Airport, Joint Revenue Refunding
              Bonds, Series 1994A                                        11/01/10      6.000              100,000         100,704
Aaa/AAA    Dallas, Texas Independent School District,
              General Obligation Bonds Unlimited                         02/15/09      4.200              100,000         106,408
Aaa/AAA    El Paso, Texas-Public Improvement, General Obligation
              Bonds Limited                                              08/15/17      4.000              270,000         268,645
Aaa/NR     Flower Mound, Texas Refunding and Improvement,
              General Obligation Bonds Unlimited                         03/01/17      5.500              200,000         214,424
Aaa/NR     Galveston County, Texas-Public Improvements,
              General Obligation Bonds Unlimited                         02/01/10      4.300               25,000          26,690
Aaa/NR     Galveston County, Texas-Public Improvements,
              General Obligation Bonds Limited                           02/01/11      4.375              125,000         133,531
Aa1/AA+    Harris County, Texas Tax and Revenue Certificates
              of Obligation, Series 1994                                 10/01/13      6.100              125,000         125,499
Aaa/AAA    Jefferson County, Texas-Public Improvement Certificates
              of Obligation, Series B                                    08/01/16      4.125              255,000         257,458
Aaa/AAA    League City, Texas-Public Improvements,
              General Obligation Bonds Limited                           02/15/13      4.750              100,000         107,867
Aaa/AAA    Lubbock County, Texas General
              Obligation Bonds Limited                                   02/15/17      5.500              250,000         279,142

MUNICIPAL BONDS                                                          MATURITY  INTEREST/STATED       FACE
RATING (a)                                                                 DATE        RATE (%)         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
           TEXAS -- 39.22% (cont'd)

Aaa/AAA    Lubbock, Texas Municipal Drainage Utility General
              Obligation Bonds Limited                                   02/15/14      4.000        $     250,000   $     254,827
Aaa/AAA    Mission Texas Consolidated Independent School
              District-General Obligation Bonds Unlimited                02/15/18      4.500              200,000         201,972
Aaa/AAA    Montgomery County, Texas-Public Improvement
              General Obligation Bonds Limited                           03/01/12      4.000              250,000         260,362
Aaa/AAA    Rockwell, Texas-Waterworks & Sewer
              General Obligation Bonds Limited                           08/01/11      3.700              115,000         118,195
Aaa/AAA    Round Rock, Texas-Independent School District Refunding
              and Improvement General Obligation Bonds Unlimited         08/01/11      4.400              250,000         262,635
Aaa/AAA    San Antonio, Texas-River Authority Sewer Refunding
              and Improvement Martinez Salatrillo, Revenue Bonds         07/01/12      3.750              100,000         102,317
Aaa/NR     Tarrant County Health Facilities Development
              Corporation-Health System Revenue Bonds,
              (Harris Methodist Health System), Series 1994 (c)          09/01/14      6.000              200,000         236,016
Aa1/AA+    Texas A&M University Revenue and Financing System
              Revenue Refunding Bonds, Series A                          05/15/17      5.000              250,000         268,782
Aaa/AAA    Texas Turnpike Authority-Dallas North Tollway System
              Revenue Bonds, Series 1995 (President George
              Bush Turnpike)                                             01/01/15      5.400              100,000         106,866
Aaa/AAA    University of Texas Permanent University Fund
              Revenue Bonds, Prerefunded Series A                        07/01/13      6.250               45,000          53,483
Aaa/AAA    University of Texas Permanent University Fund
              Revenue Bonds, Prerefunded-Series A To 01/01/2012          07/01/13      6.250               55,000          65,528
Aaa/AAA    University of Texas Permanent University Fund
              Revenue Bonds, Prerefunded-Series A To 01/01/2013          07/01/13      6.250               55,000          66,024
Aaa/AAA    Waco, Texas-General Obligation
              Bonds Limited                                              02/01/16      4.000              250,000         250,153

MUNICIPAL BONDS                                                          MATURITY  INTEREST/STATED       FACE
RATING (a)                                                                 DATE        RATE (%)         AMOUNT         VALUE
---------------------------------------------------------------------------------------------------------------------------------
           TEXAS -- 39.22% (cont'd)

Aaa/NR     Weslaco, Texas Independent School District
              General Obligation Bonds                                   02/15/13      5.650        $     100,000   $     105,264
Aaa/AAA    West University Place, Texas-General Obligation
              Bonds Limited, Permanent Improvement                       02/01/14      5.650              100,000         105,542
NR/AAA     Wylie, Texas Independent School District General
              Obligation Bonds Unlimited                                 08/15/12      4.375              100,000         105,853
                                                                                                                        5,582,367
---------------------------------------------------------------------------------------------------------------------------------
           UTAH -- 0.29%

Aaa/AAA    Utah Housing Finance Agency Single Family
              Mortgage Bonds, 1995 Issue A, (Federally
              Insured or Guaranteed Mortgage Loans) (b)                  07/01/12      7.150                5,000           5,133
Aaa/NR     Utah State Housing Financial Agency
              Single Family Mortgage Bonds, Series F1                    07/01/13      6.000               15,000          15,321
Aa2/AA     Utah State Housing Financial Agency-Single Family
              Revenue Bonds (b)                                          07/01/21      6.000               20,000          20,191
                                                                                                                           40,645
---------------------------------------------------------------------------------------------------------------------------------
           WASHINGTON -- 4.00%

Aaa/AAA    Seattle, Washington-Municipal Light & Power
              Revenue Bonds, Series B                                    06/01/24      5.000              100,000         101,768
Aa1/AA     State of Washington-General Obligation Bonds,
              Series 1994B                                               09/01/16      6.000              100,000         100,000
Aa1/AA     State of Washington General Obligation Bonds Unlimited,
              Series B                                                   05/01/18      5.500              300,000         340,272
Aaa/AAA    Washington State Public Power Supply System Nuclear
              Project Number 1 Refunding Revenue Bonds, Series C         07/01/10      5.500               25,000          27,049
                                                                                                                          569,089

                                                           TOTAL MUNICIPAL BONDS -- 86.24%
                                                           (Cost $11,550,881)                                          12,273,667

SM&R TAX FREE FUND

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2004

U S GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS

                                                                      MATURITY   INTEREST/STATED      FACE
                                                                        DATE          RATE (%)       AMOUNT          VALUE
                                                                      -------------------------------------------------------
GOVERNMENT AGENCIES -- 12.83%
Federal Home Loan Bank                                                09/03/04        1.450        $   428,000   $    427,965
Federal Home Loan Bank                                                09/03/04        1.490            700,000        699,942
Federal Home Loan Bank                                                09/15/04        1.460            400,000        399,773
Federal National Mortgage Association                                 09/01/04        1.410            299,000        299,000

         TOTAL U S GOVERNMENT AND AGENCY
         SHORT-TERM OBLIGATIONS -- 12.83%
         (Cost $1,826,680)                                                                                         1,826,680

MONEY MARKET FUNDS                                                                                   SHARES         VALUE
                                                                                                  --------------------------
SM&R Money Market Fund, 0.98% (d)                                                                          98             98

         TOTAL MONEY MARKET FUNDS -- 0.00%
         (Cost $98)                                                                                                       98

         TOTAL INVESTMENTS -- 99.07%
         (Cost $13,377,659)                                                                                       14,100,445

         CASH AND OTHER ASSETS,
         LESS LIABILITIES -- 0.93%
                                                                                                                     131,902

TOTAL NET ASSETS -- 100.00%                                                                                     $ 14,232,347
                                                                                                                ============

Notes to Schedule of Investments
(a) Ratings assigned by Moody's Investor's Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"). Ratings are unaudited.

(b)  Security subject to the alternative minimum tax.

(c) Issuer has defeased these bonds, collateral for such defeasance is U.S. Government obligations.

(d) The rate quoted is the annualized seven-day yield of the fund at August 31, 2004. A complete listing of the fund's holdings are included in these financial statements. This fund and SM&R Tax Free Fund are affiliated by having the same investment adviser.

See notes to financial statements.

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS
Investment in unaffiliated securities,
  at value (Cost $13,377,561)                                                $  14,100,347
Investment in affiliated
  money market funds(Cost $98)                                                          98
Prepaid expenses                                                                    16,481
Receivable for:
  Capital stock sold                                                                   200
  Interest                                                                         128,959
  Expense reimbursement                                                              4,902
Other assets                                                                         3,211
  TOTAL ASSETS                                                                  14,254,198

LIABILITIES

Distribution payable                                                                 2,712
Accrued:
  Investment advisory fee                                                            6,193
  Service fee                                                                        3,097
  Distribution fee                                                                   1,424
Other liabilities                                                                    8,425
  TOTAL LIABILITIES                                                                 21,851
  NET ASSETS (applicable to shares outstanding)                              $  14,232,347

NET ASSETS ARE COMPRISED OF THE FOLLOWING:

Capital (par value and additional paid-in)                                   $  13,507,003
Accumulated net realized gain on investments                                         2,558
Net unrealized appreciation of investments                                         722,786
  NET ASSETS                                                                 $  14,232,347

NET ASSETS:

Class A                                                                      $     542,502
Class B                                                                      $     536,101
Class T                                                                      $  13,153,744
  TOTAL NET ASSETS                                                           $  14,232,347

CAPITAL STOCK, $0.01 PAR VALUE PER SHARE:
Class A:
  Authorized                                                                   100,000,101
  Outstanding                                                                       50,171
Class B:
  Authorized                                                                   100,000,000
  Outstanding                                                                       49,608
Class T:
  Authorized                                                                    21,000,000
  Outstanding                                                                    1,227,397
Class A:
  Net asset value and redemption price per share                             $       10.81
  Offering price per share:
     (Net Assets value of $10.81/95.25%)                                     $       11.35
Class B:
  Net asset value and offering price per share                               $       10.81
Class T:
  Net asset value and redemption price per share                             $       10.72
  Offering price per share:
     (Net Assets value of $10.72/95.5%)                                      $       11.23

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME
Interest                                                                     $     664,244
Interest from affiliated money market funds                                             --
TOTAL INVESTMENT INCOME                                                            664,244

EXPENSES
Investment advisory fees                                                            72,508
Service fees                                                                        36,254
Professional fees                                                                    7,707
Custody and transaction fees                                                         6,321
Directors' fees                                                                      6,331
Qualification fees                                                                   4,860
  Class T                                                                            7,295
Shareholder reporting expenses:
  Class A                                                                              259
  Class B                                                                              191
  Class T                                                                              818
Insurance expenses                                                                   7,723
Distribution fees:
  Class A                                                                            1,440
  Class B                                                                            4,402
TOTAL EXPENSES                                                                     156,109
LESS EXPENSES REIMBURSED                                                           (44,426)
NET EXPENSES                                                                       111,683
INVESTMENT INCOME -- NET                                                           552,561

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS

Net realized gain on investments                                                     2,466
Change in unrealized appreciation
  of investments for the year                                                      162,363
NET GAIN ON INVESTMENTS                                                            164,829
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                                  $     717,390

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS

                                                                                  2004              2003
                                                                             -------------     -------------
Investment income -- net                                                     $     552,561     $     576,143
Net realized gain on investments                                                     2,466            29,123
Change in unrealized
  appreciation (depreciation)                                                      162,363          (283,272)
Net increase in net assets
  resulting from operations                                                        717,390           321,994

DISTRIBUTIONS TO SHAREHOLDERS FROM

Investment income -- net
  Class A                                                                          (22,086)          (22,631)
  Class B                                                                          (19,572)          (18,736)
  Class T                                                                         (510,895)         (541,077)
Capital gains
  Class A                                                                           (1,149)               --
  Class B                                                                           (1,146)               --
  Class T                                                                          (26,744)               --
TOTAL DISTRIBUTIONS TO SHAREHOLDERS                                               (581,592)         (582,444)

CAPITAL SHARE TRANSACTIONS - NET

Class A                                                                           (107,327)          271,035
Class B                                                                             33,526            (7,926)
Class T                                                                           (299,995)        1,098,089
  TOTAL NET CAPITAL SHARE TRANSACTIONS                                            (373,796)        1,361,198
  TOTAL INCREASE (DECREASE)                                                       (237,998)        1,100,748

NET ASSETS

Beginning of Year                                                               14,470,345        13,369,597
End of Year                                                                  $  14,232,347       $14,470,345

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                                                          CLASS T SHARES
                                                                    ----------------------------------------------------------
                                                                       2004        2003        2002        2001        2000
                                                                    ----------------------------------------------------------
Net Asset Value, Beginning of Year                                  $    10.61  $    10.80  $    10.71  $    10.25  $    10.14
Investment income -- net                                                  0.41        0.44        0.46        0.48        0.49
Net realized and unrealized gain (loss) on investments                    0.13       (0.18)       0.08        0.48        0.12
                                                                    ----------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                                        0.54        0.26        0.54        0.96        0.61
Less distributions from
  Investment income -- net                                               (0.41)      (0.45)      (0.45)      (0.48)      (0.49)
  Capital gains                                                          (0.02)         --          --       (0.02)      (0.01)
                                                                    ----------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                    (0.43)      (0.45)      (0.45)      (0.50)      (0.50)
                                                                    ----------------------------------------------------------
Net Asset Value, End of Year                                        $    10.72  $    10.61  $    10.80  $    10.71  $    10.25
                                                                    ==========================================================
  TOTAL RETURN (1)                                                        5.20%       2.38%       5.24%       9.59%       6.16%
                                                                    ==========================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)                             $   13,154  $   13,330  $   12,472  $   11,700  $   11,030
Ratio of expenses with reimbursement
  to average net assets (2)                                               0.75%       0.75%       0.75%       0.75%       0.75%
Ratio of expenses without reimbursement
  to average net assets                                                   1.04%       1.03%       1.05%       1.08%       1.11%
Ratio of net investment income with
  reimbursement to average net assets                                     3.83%       4.08%       4.34%       4.59%       4.84%
Portfolio turnover rate                                                   1.15%      18.23%       8.80%       0.18%       7.61%

(1)  Does not include the effect of sales charge

(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for classes T and A; and 1.25% for class B.

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                                                          CLASS A SHARES
                                                                    ----------------------------------------------------------
                                                                       2004        2003        2002        2001        2000
                                                                    ----------------------------------------------------------
Net Asset Value, Beginning of Year                                  $    10.71  $    10.89  $    10.80  $    10.33  $    10.22
Investment income -- net                                                  0.42        0.44        0.43        0.46        0.46
Net realized and unrealized gain (loss) on investments                    0.12       (0.18)       0.09        0.49        0.12
                                                                    ----------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                                        0.54        0.26        0.52        0.95        0.58

Less distributions from
  Investment income -- net                                               (0.42)      (0.44)      (0.43)      (0.46)      (0.46)
  Capital gains                                                          (0.02)         --          --       (0.02)      (0.01)
                                                                    ----------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                    (0.44)      (0.44)      (0.43)      (0.48)      (0.47)
                                                                    ----------------------------------------------------------
Net Asset Value, End of Year                                        $    10.81  $    10.71  $    10.89  $    10.80  $    10.33
                                                                    ==========================================================
  TOTAL RETURN (1)                                                        5.12%       2.40%       4.99%       9.34%       5.86%
                                                                    ==========================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year                                             $  542,502  $  643,287  $  384,438  $  245,697  $  211,755
Ratio of expenses with reimbursement
  to average net assets (2)                                               0.75%       0.75%       0.93%       1.00%       1.00%
Ratio of expenses without reimbursement
  to average net assets                                                   1.26%       1.24%       1.26%       1.33%       1.35%
Ratio of net investment income with
  reimbursement to average net assets                                     3.84%       4.09%       4.14%       4.34%       4.59%
Portfolio turnover rate                                                   1.15%      18.23%       8.80%       0.18%       7.61%

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                                                          CLASS B SHARES
                                                                    ----------------------------------------------------------
                                                                       2004        2003        2002        2001        2000
                                                                    ----------------------------------------------------------
Net Asset Value, Beginning of Year                                  $    10.71  $    10.90  $    10.79  $    10.32  $    10.20
Investment income -- net                                                  0.36        0.40        0.37        0.40        0.41
Net realized and unrealized gain (loss) on investments                    0.12       (0.19)       0.11        0.49        0.13
                                                                    ----------------------------------------------------------
  TOTAL FROM INVESTMENT OPERATIONS                                        0.48        0.21        0.48        0.89        0.54
Less distributions from
  Investment income -- net                                               (0.36)      (0.40)      (0.37)      (0.40)      (0.41)
  Capital gains                                                          (0.02)         --          --       (0.02)      (0.01)
                                                                    ----------------------------------------------------------
  TOTAL DISTRIBUTIONS                                                    (0.38)      (0.40)      (0.37)      (0.42)      (0.42)
                                                                    ----------------------------------------------------------
Net Asset Value, End of Year                                        $    10.81  $    10.71  $    10.90  $    10.79  $    10.32
                                                                    ----------------------------------------------------------
  TOTAL RETURN (1)                                                        4.59%       1.91%       4.57%       8.74%       5.47%
                                                                    ==========================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA
Net Assets, end of year                                             $  536,101  $  496,912  $  513,273  $  178,880  $  115,025
Ratio of expenses with reimbursement
  to average net assets (2)                                               1.25%       1.25%       1.42%       1.50%       1.50%
Ratio of expenses without reimbursement
  to average net assets                                                   1.78%       1.74%       1.75%       1.84%       1.87%
Ratio of net investment income with
  reimbursement to average net assets                                     3.34%       3.59%       3.65%       3.82%       4.12%
Portfolio turnover rate                                                   1.15%      18.23%       8.80%       0.18%       7.61%

(1)  Does not include the effect of sales charge

(2) Effective June 1, 2002, SM&R has voluntarily agreed to waive or reduce expenses to 0.75% for classes T and A; and 1.25% for class B.

See notes to financial statements.

SM&R PRIMARY FUND

MANAGER COMMENTARY

[CHART]

SECTOR WEIGHTINGS BY TOTAL INVESTMENTS

Industrials                             9.62%
Health Care                            13.79%
Financials                             23.45%
Consumer Discretionary                 19.31%
Materials                               5.20%
Consumer Staples                       12.52%
Utilities                               7.83%
U.S. Government                         7.78%

A MESSAGE TO OUR SHAREHOLDERS

The SM&R Primary Fund is focused on providing competitive levels of current income through investments in short term government and corporate securities.

Over the past fiscal year ending August 31, 2004, the Fund has provided a total return of 0.83%. The year-to-date total return for the eight months ended August 31, 2004 was 0.55%.

A key issue for investors is how rapidly the Federal Reserve will "normalize" short-term interest rates. The current real overnight rate is actually negative after inflation is considered. With core inflation under a 2% rate, the Fed is likely to bring the real rate to at least a neutral position by year-end, implying a 2% expectation for the Federal Funds rate. Longer term, the expectation for short-term rates is about 1-1/2% above underlying inflation.

The Federal Reserve did as expected and raised short-term rates 25 basis points at the August 10th meeting, following the 25 basis point hike from the June meeting. The tightening lifted the effective funds rate to 1-1/2%, a 50% increase from the 40+ year low hit in June of last year. The Fed also signaled its commitment to continue hiking rates at a "measured pace" even while noting an acknowledged moderation in economic growth, particularly tied to the rise in energy prices, disappointment over labor market conditions, and a transitory rise in inflation. The Fed still remains bullish on the growth outlook, stating that "the economy nevertheless appears poised to resume a stronger pace of expansion going forward."

The U.S. economy did slow in the second quarter, when household spending decelerated in response to a jump in consumer prices. While recent hurricanes and the oil spike probably preclude an early return to above-trend growth, financial conditions remain favorable for continued growth. Corporate profit growth has surpassed revenue growth for the last four quarters, indicating that corporations have relied on productivity and excess capacity rather than adding jobs and making capital expenditures to drive the bottom line. However, as capacity is absorbed and productivity gains reach their limits, a normal rate of capital spending and hiring should resume.

Generally, in a rising rate environment, the bond market does not provide attractive nominal returns in relation to other asset classes, particularly equities. Even as rates rise, however, bonds will remain an important component of a well-diversified portfolio, and in current market conditions could continue offering attractive returns on risk adjusted basis. The SM&R Primary Fund provides fixed income investors with an opportunity to invest in shorter duration assets with less interest rate risk than long term bonds.

Best Regards,

/s/ Anne M. LeMire
Anne M. LeMire, CPA, CFA, Portfolio Manager
SM&R Primary Fund

[CHART]

SM&R PRIMARY FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE SM&R PRIMARY FUND, AND LIPPER SHORT INVESTMENT GRADE FUND INDEX

                                      LIPPER SHORT INVESTMENT
            SM&R PRIMARY FUND            GRADE FUND INDEX
 9/1/1994       $   10,000                  $   10,000
8/31/1995       $   10,501                  $   10,685
8/31/1996       $   11,033                  $   11,208
8/31/1997       $   11,582                  $   12,021
8/31/1998       $   12,179                  $   12,791
8/31/1999       $   12,758                  $   13,218
8/31/2000       $   13,355                  $   13,957
8/31/2001       $   14,192                  $   15,282
8/31/2002       $   14,381                  $   15,845
8/31/2003       $   14,575                  $   16,336
8/31/2004       $   14,696                  $   16,752

                              AVERAGE ANNUAL RETURN

Through 8/31/04. Inception date of this fund 03/16/92.

10 YEAR         3.92%
5 YEAR          2.87%
1 YEAR          0.83%

SM&R Primary Fund performance figures reflect reinvestment of all dividends and capital gains distributions and changes in net asset value. The Primary Fund does not have a sales charge. Average annual returns include reinvestment of all dividends and capital gains.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT THE INVESTORS SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATE QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL SM&R AT (877) 239-2049.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of funds shares.

SM&R PRIMARY FUND
HOLDINGS

SCHEDULE OF INVESTMENTS   August 31, 2004

                                                MATURITY   INTEREST/STATED       FACE
COMMERCIAL PAPER                                  DATE         RATE (%)         AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE -- 4.79%

ITT Industries Incorporated                     09/07/04             1.570   $   1,254,000   $   1,253,672

AIR FREIGHT/COURIERS -- 3.86%

Burlington Northern Santa Fe Corporation        10/07/04             1.640       1,012,000       1,010,339

CHEMICALS -- 3.89%

Praxair Incorporated                            09/27/04             1.560       1,019,000       1,017,852

DISTRIBUTORS -- 4.81%

Deluxe Corporation                              09/16/04             1.650       1,262,000       1,261,132

DIVERSIFIED FINANCIALS -- 12.67%

Block Financial Corporation                     09/13/04             1.570       1,086,000       1,085,431
Countrywide Home Loans Incorporated             09/20/04             1.570       1,036,000       1,035,141
General Motors Acceptance Corporation           09/23/04             1.650       1,200,000       1,198,790
                                                                                                 3,319,362

ELECTRIC UTILITIES -- 7.83%

IDACORP Incorporated                            09/08/04             1.580       1,158,000       1,157,644
PacifiCorp                                      09/10/04             1.600         893,000         892,643
                                                                                                 2,050,287

FOOD PRODUCTS -- 8.70%

Campbell Soup Company                           09/28/04             1.550       1,000,000         998,837
Sara Lee Corporation                            09/14/04             1.550       1,282,000       1,281,282
                                                                                                 2,280,119

FOOD & DRUG RETAILING -- 3.81%

CVS Corporation                                 09/02/04             1.570         998,000         997,956

                                                MATURITY   INTEREST/STATED       FACE
COMMERCIAL PAPER                                  DATE         RATE (%)         AMOUNT           VALUE
----------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 4.19%

Locap Incorporated                              09/22/04             1.600   $   1,100,000   $   1,098,973

HEALTH CARE PROVIDERS/SERVICE -- 4.96%

St. Jude Medical Incorporated                   09/09/04             1.600       1,300,000       1,299,537

INSURANCE -- 4.62%

Torchmark Corporation                           09/21/04             1.560       1,212,000       1,210,950

LEISURE EQUIPMENT & PRODUCTS -- 3.78%

Mattel Incorporated                             09/15/04             1.620         991,000         990,375

MEDIA -- 7.40%

McClatchy Company                               10/12/04             1.670       1,000,000         998,097
Tribune Company                                 09/03/04             1.450         941,000         940,924
                                                                                                 1,939,021

METALS & MINING -- 1.31%

Alcan Aluminum Corporation                      09/09/04             1.600         344,000         343,878

PHARMACEUTICALS -- 4.62%

Schering-Plough Corporation                     09/01/04             1.600       1,210,000       1,210,000

TEXTILES & APPAREL -- 3.80%

VF Corporation                                  09/17/04             1.600         996,000         995,291

                                                TOTAL COMMERCIAL PAPER -- 85.04%
                                                (Cost $22,278,744)                              22,278,744

SM&R PRIMARY FUND

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS August 31, 2004

                                                         MATURITY    INTEREST/STATED       FACE
CORPORATE BONDS                                            DATE         RATE (%)          AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.97%
Armstrong World Industries, Incorporated (a)             08/15/03              6.350   $   500,000   $     255,000

DIVERSIFIED FINANCIALS 6.14%

JPMorgan Chase & Company                                 08/15/06              5.625       500,000         525,898
Southwestern Bell Capital Corporation                    08/14/06              7.110     1,000,000       1,082,270
                                                                                                         1,608,168

                                                         TOTAL CORPORATE BONDS -- 7.11 %
                                                         (Cost $2,101,082)                               1,863,168
U S GOVERNMENT AGENCY &
U S GOVERNMENT SECURITIES

U S GOVERNMENT AGENCY SECURITIES -- 3.83%

Federal Home Loan Bank (b)                               06/30/05              2.310       500,000         500,076
Federal Home Loan Bank                                   06/21/07              3.870       500,000         503,219
                                                                                                         1,003,295

U S GOVERNMENT SECURITIES -- 3.95%

U S Treasury Bonds                                       02/15/29              5.250     1,000,000       1,033,477

                                                         TOTAL U S GOVERNMENT AGENCY &
                                                         U S GOVERNMENT SECURITIES -- 7.78%
                                                         (Cost $1,888,118)                               2,036,772

                                                         TOTAL INVESTMENTS -- 99.93%
                                                         (Cost $26,27,944)                              26,178,684

                                                         CASH AND OTHER ASSETS,
                                                         LESS LIABILITIES -- 0.07%                          18,715

                                                         TOTAL NET ASSETS -- 100.00%                 $  26,197,399

Notes to Schedule of Investments

(a) Security is in default of interest. Armstrong World Industries, Inc. has had its Chapter 11 case reassigned to U.S. District Court Judge Edwardo C. Robreno and is uncertain when confirmation of its Plan of Reorganization will be considered by the U.S. District Court.

(b)  Long term obligations that mature in less than one year.

See notes to financial statements.

FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS
Investment in securities
  at value (Cost $26,267,944)                                   $    26,178,684
Cash                                                                        607
Receivable for:
  Capital stock sold                                                      2,503
  Interest                                                               44,945
  Expense reimbursement                                                   2,686
Other assets                                                              2,782
  TOTAL ASSETS                                                       26,232,207

LIABILITIES

Capital stock reacquired                                                  2,400
Distribution payable                                                      1,802
Accrued:
  Investment advisory fee                                                11,426
  Service fee                                                             5,713
Other liabilities                                                        13,467
  TOTAL LIABILITIES                                                      34,808
  NET ASSETS                                                    $    26,197,399
Shares of capital stock outstanding,
  (2,176,000,000 shares authorized,
  $.01 par value per share)                                          26,421,947
Net asset value                                                 $          0.99

NET ASSETS ARE COMPRISED OF THE FOLLOWING:

Capital (par value and additional paid in)                      $    26,427,999
Accumulated net realized loss on investments                           (141,340)
Net unrealized depreciation of investments                              (89,260)
  NET ASSETS                                                    $    26,197,399

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME

Interest                                                        $       438,160

EXPENSES

Investment advisory fees                                                134,638
Service fees                                                             67,319
Professional fees                                                         7,107
Custody and transaction fees                                             11,329
Directors' fees                                                           6,331
Qualification fees                                                        1,905
Shareholder reporting expenses                                            3,001
Insurance expenses                                                       13,045
Other expenses                                                               52
  TOTAL EXPENSES                                                        244,727
  LESS EXPENSES REIMBURSED                                              (29,339)
  NET EXPENSES                                                          215,388
  INVESTMENT INCOME - NET                                               222,772

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS

Change in unrealized appreciation
  of investments for the year                                            32,505
NET GAIN ON INVESTMENTS                                                  32,505
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                     $       255,277

See notes to financial statements.

SM&R PRIMARY FUND
FINANCIALS

STATEMENT OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS

                                                                    2004              2003
                                                          --------------    --------------
Investment income - net                                   $      222,772    $      376,143
Change in unrealized appreciation (depreciation)                  32,505          (116,082)
Net increase in net assets resulting from operations             255,277           260,061

DISTRIBUTIONS TO SHAREHOLDERS FROM

Investment income-net                                           (222,772)         (376,143)

CAPITAL SHARE TRANSACTION-NET

Capital share transactions-net                                (1,243,907)          220,849
TOTAL INCREASE (DECREASE)                                     (1,211,402)          104,767

NET ASSETS

Beginning of Year                                             27,408,801        27,304,034
End of Year                                               $   26,197,399    $   27,408,801

See notes to financial statements.

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                                  2004           2003           2002           2001           2000
                                                           -----------------------------------------------------------------------
Net Asset Value, Beginning of Year                         $      0.99    $      0.99    $      1.00    $      0.99    $      1.00
Investment income - net                                           0.01           0.01           0.02           0.05           0.06
Net realized and unrealized gain (loss) on investments                                         (0.01)          0.01          (0.01)
  TOTAL FROM INVESTMENT OPERATIONS                                0.01           0.01           0.01           0.06           0.05
Less distributions from
  Investment income - net                                        (0.01)         (0.01)         (0.02)         (0.05)         (0.06)
  TOTAL DISTRIBUTIONS                                            (0.01)         (0.01)         (0.02)         (0.05)         (0.06)
Net Asset Value, End of Year                               $      0.99    $      0.99    $      0.99    $      1.00    $      0.99
                                                           -----------------------------------------------------------------------
  TOTAL RETURN                                                    0.83%          1.35%          1.33%          6.20%          4.68%
                                                           =======================================================================

RATIOS (IN PERCENTAGES)/SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)                    $    26,197    $    27,409    $    27,304    $    31,857    $    26,795
Ratio of expenses with reimbursement
  to average net assets                                           0.80%          0.80%          0.80%          0.80%          0.80%
Ratio of expenses without reimbursement
  to average net assets                                           0.91%          0.89%          0.92%          0.97%          1.04%
Ratio of net investment income
  with reimbursement to average net assets                        0.83%          1.35%          2.29%          5.10%          5.55%
Portfolio turnover rate                                          70.47%                                                      18.46%

See notes to financial statements.

SM&R MONEY MARKET FUND

                                                                        HOLDINGS

SCHEDULE OF INVESTMENTS  August 31, 2004

                                                                     MATURITY   INTEREST/STATED      FACE
                                                                       DATE          RATE (%)       AMOUNT       VALUE
                                                                    ----------  ---------------  -----------  ------------
COMMERCIAL PAPER
DIVERSIFIED FINANCIALS -- 2.99%
International Lease Finance Corporation                              09/20/04        1.500       $ 2,850,000  $  2,847,742

ELECTRIC -- 4.56%
Florida Power & Light Company                                        09/13/04        1.500         4,350,000     4,347,825

ELECTRONIC EQUIPMENT & INSTRUMENTS -- 4.93%
Sharp Electronics Corporation                                        10/13/04        1.600         4,700,000     4,691,221

FOOD PRODUCTS -- 4.72%
7-Eleven Incorporated                                                09/21/04        1.520         4,496,000     4,492,200

INSURANCE -- 4.23%
Alfa Corporation                                                     09/07/04        1.520         4,027,000     4,025,979

         TOTAL COMMERCIAL PAPER -- 21.43%
         (Cost $20,404,967)                                                                                     20,404,967

SECURITIES MANAGEMENT AND RESEARCH, INC.

US GOVERNMENT AND AGENCY
SHORT-TERM OBLIGATIONS

                                                                     MATURITY   INTEREST/STATED      FACE
                                                                       DATE          RATE (%)       AMOUNT       VALUE
                                                                    ----------  ---------------  -----------  ------------
GOVERNMENT AGENCIES -- 78.03%

Federal Home Loan Bank                                                09/03/04        1.420      $ 6,374,000  $  6,373,497
Federal Home Loan Bank                                                09/10/04        1.450        7,825,000     7,822,163
Federal Home Loan Bank                                                09/15/04        1.490        3,676,000     3,673,869
Federal Home Loan Bank                                                09/22/04        1.505        8,097,000     8,089,889
Federal Home Loan Mortgage Corporation                                09/14/04        1.500        6,200,000     6,196,640
Federal Home Loan Mortgage Corporation                                09/28/04        1.525        7,435,000     7,426,496
Federal Home Loan Mortgage Corporation                                09/30/04        1.510        6,633,000     6,624,927
Federal Home Loan Mortgage Corporation                                10/05/04        1.520        2,713,000     2,709,103
Federal National Mortgage Association                                 09/01/04        1.320        7,548,000     7,548,000
Federal National Mortgage Association                                 09/02/04        1.460        7,805,000     7,804,683
Federal National Mortgage Association                                 09/08/04        1.320        2,714,000     2,713,302
Federal National Mortgage Association                                 09/17/04        1.480        7,309,000     7,304,191

         TOTAL US GOVERNMENT AND
         AGENCY SHORT-TERM OBLIGATIONS -- 78.03%
         (Cost $74,286,760)                                                                                     74,286,760

         TOTAL INVESTMENTS -- 99.46%
         (Cost $94,691,727)                                                                                     94,691,727

         CASH AND OTHER ASSETS, LESS LIABILITIES -- 0.54%                                                          509,807

         TOTAL NET ASSETS -- 100.00%                                                                          $ 95,201,534

See notes to financial statements.

SM&R MONEY MARKET FUND

                                                                      FINANCIALS

STATEMENT OF ASSETS & LIABILITIES
August 31, 2004

ASSETS
Investment in securities, at value (Cost $94,691,727)                              $    94,691,727
Prepaid expenses                                                                            14,377
Cash                                                                                           624
Receivable for:
   Expense Reimbursement                                                                     5,183
   Capital stock sold                                                                      671,465
   TOTAL ASSETS                                                                         95,383,376

LIABILITIES
Capital stock reacquired                                                                   130,029
Distribution payable                                                                         3,991
Accrued:
   Investment advisory fee                                                                  19,566
   Service fee                                                                              19,566
Other Liabilities                                                                            8,690
   TOTAL LIABILITIES                                                                       181,842
   NET ASSETS                                                                      $    95,201,534
Shares of capital stock outstanding, (2,000,000,000 shares authorized,
   $.01 par value per share)                                                       $    95,201,534
Net asset value                                                                    $          1.00

NET ASSETS ARE COMPRISED OF THE FOLLOWING:
Capital (par value and additional paid-in)                                         $    95,201,534
NET ASSETS                                                                         $    95,201,534

STATEMENT OF OPERATIONS
Year Ended August 31, 2004

INVESTMENT INCOME
Interest                                                                           $       897,221

EXPENSES
Investment advisory fees                                                                   207,552
Service fees                                                                               207,370
Professional fees                                                                            6,607
Custody and transaction fees                                                                17,219
Directors' fees                                                                              6,331
Qualification fees                                                                          14,753
Shareholder reporting expenses                                                               4,771
Insurance expenses                                                                          33,639
Other expenses                                                                                 258
   TOTAL EXPENSES                                                                          498,500
   LESS EXPENSES REIMBURSED                                                                (84,347)
   NET EXPENSES                                                                            414,153
   INVESTMENT INCOME - NET                                                         $       483,068

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS
Year Ended August 31

DECREASE IN NET ASSETS FROM OPERATIONS

                                                                       2004              2003
                                                                 ---------------   ---------------
Investment income - net                                          $       483,068   $     1,000,180

DISTRIBUTIONS TO SHAREHOLDERS FROM
Investment income - net                                                 (483,068)       (1,000,180)

CAPITAL SHARE TRANSACTION - NET
Capital share transaction - net                                       (8,267,569)      (51,140,904)
TOTAL DECREASE                                                        (8,267,569)      (51,140,904)

NET ASSETS
Beginning of Year                                                    103,469,103       154,610,007
End of Year                                                      $    95,201,534   $   103,469,103

FINANCIAL HIGHLIGHTS
Year Ended August 31

Selected data for a share of capital stock outstanding throughout the years indicated.

                                                        2004           2003           2002           2001           2000
                                                     ----------------------------------------------------------------------
Net Asset Value, Beginning of Year                   $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
Investment income - net                                    0.01           0.01           0.02           0.05           0.05
                                                     ----------------------------------------------------------------------
   TOTAL FROM INVESTMENT OPERATIONS                        0.01           0.01           0.02           0.05           0.05
Less Distributions from
   Investment income - net                                (0.01)         (0.01)         (0.02)         (0.05)         (0.05)
                                                     ----------------------------------------------------------------------
   TOTAL DISTRIBUTIONS                                    (0.01)         (0.01)         (0.02)         (0.05)         (0.05)
                                                     ----------------------------------------------------------------------
Net Asset Value, End of Year                         $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                     ======================================================================
   TOTAL RETURN                                            0.58%          0.80%          1.53%          4.92%          5.56%
                                                     ======================================================================

RATIOS (IN PERCENTAGES) / SUPPLEMENTAL DATA

Net Assets, end of year (000's omitted)              $   95,202     $  103,469     $  154,610     $  102,092     $   54,258
Ratio of expenses with reimbursement
   to average net assets                                   0.50%          0.50%          0.50%          0.49%          0.49%
Ratio of expenses without reimbursement
   to average net assets                                   0.60%          0.58%          0.56%          0.49%          0.66%
Ratio of net investment income with
   reimbursement to average net assets                     0.58%          0.84%          1.48%          4.63%          5.58%

See notes to financial statements.

SM&R NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

The SM&R Investments, Inc. (the "Company"), is a diversified open-end management investment company registered as a series fund under the Investment Company Act of 1940, as amended. The Company is comprised of the SM&R Alger Technology Fund ("Alger Technology Fund"), SM&R Alger Aggressive Growth Fund ("Alger Aggressive Growth Fund"), SM&R Alger Small-Cap Fund ("Alger Small-Cap Fund"), SM&R Alger Growth Fund ("Alger Growth Fund"), SM&R Growth Fund ("Growth Fund"), SM&R Equity Income Fund ("Equity Income Fund"), SM&R Balanced Fund ("Balanced Fund"), SM&R Government Bond Fund ("Government Bond Fund"), SM&R Tax Free Fund ("Tax Free Fund"), SM&R Primary Fund ("Primary Fund") and SM&R Money Market Fund ("Money Market Fund"). The Government Bond Fund, Tax Free Fund, Money Market Fund and Primary Fund are collectively referred to as the "Fixed Income Funds", while the Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund, Alger Growth Fund, Growth Fund, Equity Income Fund and Balanced Fund are referred to as the "Equity Funds".

The Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund and Tax Free Fund have adopted a Multiple Class Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. Each has three single classes of shares. Class T shares are subject to an initial sales charge. The Class A shares are subject to an initial sales charge and a distribution and shareholder servicing plan ("12b-1 Plan"). The Class B shares are subject to a contingent deferred sales charge and a 12b-1 Plan.

The Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund, each offer two classes of shares, they are: the Class A shares subject to an initial sales charge and a 12b-1 Plan; and the Class B shares subject to a contingent deferred sales charge and a 12b-1 Plan.

CHANGE IN FISCAL YEAR END:

The Growth Fund, Equity Income Fund and Balanced Fund changed their fiscal year end from December 31 to August 31, effective January 1, 2001 when they were added as a separate series of the Company.

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION:

Investments in securities listed on national exchanges are valued at the last sales price of the day, or if there were no sales, then at the last bid price. Other securities are valued based on market quotations or at fair value as determined by a pricing service approved by the Board of Directors. Prices provided by the pricing service represent valuations at bid prices or on a basis determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Company's Board of Directors in accordance with the Company's Fair Value Pricing Policy. Commercial paper is stated at amortized cost, which is equivalent to value. Investments in affiliated money market funds are valued at the end of the day net asset value per share.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME:

The Company records security transactions based on trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Premiums and discounts on securities are amortized, over the lives of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the company's understanding of the applicable country's tax rules and rates.

On a daily basis, income, unrealized and realized gains and losses, and expenses which are not class specific are allocated to each class based on their respective relative shares outstanding. Class specific expenses, such as distribution expenses, are applied to the class to which they are attributed.

FEDERAL INCOME TAXES:

For federal income tax purposes, each series is treated as a separate entity. The Company intends to comply with requirements of the Internal Revenue Code relating to regulated investment companies and intends to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the accompanying financial statements.

TAX YEAR ENDING AUGUST 31, 2004

                                                    LOSS            EXPIRATION
                                                CARRYFORWARDS         DATES
--------------------------------------------------------------------------------
ALGER TECHNOLOGY FUND
                                               $       188,304              2009
                                               $       113,717              2010

ALGER AGGRESSIVE GROWTH FUND
                                               $        77,565              2009
                                               $       255,670              2010

ALGER SMALL-CAP FUND
                                               $         1,991              2010

ALGER GROWTH FUND
                                               $       105,461              2009
                                               $       283,240              2010

GROWTH FUND
                                               $     2,201,708              2009
                                               $    19,618,628              2010
                                               $     7,083,770              2011

PRIMARY FUND
                                               $        36,349              2007
                                               $            88              2008
                                               $           242              2009
                                               $       104,661              2010

CAPITAL STOCK TRANSACTIONS AND DISTRIBUTIONS TO SHAREHOLDERS:

Fund shares are sold in a continuous public offering at net asset value plus a sales charge, except for the Primary and Money Market Funds. All transactions for the Primary and Money Market Funds are made at net asset value. The Company may repurchase shares at net asset value. Dividends and other distributions are recorded by each fund on the ex-dividend date and may be reinvested at net asset value.

EXPENSES:

Distribution, qualification fees or other fees directly attributable to a series' class of shares are charged to that series' class operations. All other operating expenses not directly attributable to a series are prorated among the series based on the relative amount of each series' net assets or shareholders, and then allocated among the classes of that series.

NOTE 2 -- OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEES:

Securities Management and Research, Inc. ("SM&R") is the investment advisor and principal underwriter for the Company. Investment advisory fees paid to SM&R are computed as a percentage of the average daily net assets as follows:

EQUITY FUNDS:
  Alger Technology Fund                          1.35%
  Alger Aggressive Growth Fund                   1.05%
  Alger Small-Cap Fund                           1.00%
  Alger Growth Fund                              0.85%

GROWTH, EQUITY INCOME AND BALANCED FUNDS

                                          INVESTMENT
  NET ASSETS                             ADVISORY FEE
-----------------------------------------------------
  Less than $100,000,000                        0.750%
  $100,000,000 -- $200,000,000                  0.625%
  $200,000,000 -- $300,000,000                  0.500%
  More than $300,000,000                        0.400%

Through an investment sub-advisory agreement, SM&R has delegated the day-to-day investment management of Alger Technology Fund, Alger Aggressive Growth Fund, Alger Small-Cap Fund and Alger Growth Fund to Fred Alger Management, Inc. Fred Alger Management makes investment decisions for each of these funds and continuously reviews and administers the investment program. SM&R monitors Fred Alger Management's buying and selling of securities and administration of these series' investment program. Pursuant to the sub-advisory agreement, SM&R is responsible for paying a sub-advisory fee to Fred Alger Management for each of these series. The series are not responsible for paying the sub-advisory fee directly.

FIXED INCOME FUNDS:

                                          INVESTMENT
  NET ASSETS                             ADVISORY FEE
-----------------------------------------------------
Government Bond and Tax Free Funds
  Less than $100,000,000                         0.50%
  $100,000,000 - $300,000,000                    0.45%
  More than $300,000,000                         0.40%
Primary Fund
  All average daily net assets                   0.50%
Money Market Fund
  All average daily net assets                   0.25%

ADMINISTRATIVE SERVICE FEES:

Administrative service fees paid to SM&R by the each of the series are computed as a percentage of average daily net assets as follows:

  NET ASSETS                             SERVICE FEES
-----------------------------------------------------
  Less than $100,000,000                         0.25%
  $100,000,000 -- $200,000,000                   0.20%
  $200,000,000 -- $300,000,000                   0.15%
  More than $300,000,000                         0.10%

SM&R has contractually agreed to reimburse the Growth Fund, Equity Income Fund, Balanced Fund, Government Bond Fund, Tax Free Fund and Primary Fund for regular operating expenses in excess of 1.25% per annum of the average daily net assets, and the Money Market Fund in excess of 0.50%. Regular operating expenses include the advisory fee and administrative service fee, but does not include the distribution and shareholder servicing fee.

Effective June 1, 2002, and until December 31, 2004, SM&R has voluntarily agreed to reimburse expenses (after applicable waivers) which exceed the following percentages of each funds' average daily net assets:

                                                        CLASS A    CLASS B    CLASS T   UNIVERSAL
                                                       ---------  ---------  ---------  ---------
Alger Technology Fund                                       2.10%      2.25%
Alger Aggressive Growth Fund                                1.85%      2.50%
Alger Small-Cap Fund                                        1.90%      2.55%
Alger Growth Fund                                           1.70%      2.35%
Growth Fund                                                 1.36%      1.86%         -
Equity Income Fund                                          1.26%      1.76%         -
Balanced Fund                                               1.30%      1.80%         -
Government Bond Fund                                        0.73%      1.23%      0.73%
Tax Free Fund                                               0.75%      1.25%      0.75%
Primary Fund                                                                                 0.80%

Fee waivers and/or reductions, other than those stated in the Administrative Service Agreement, may be rescinded by SM&R at any time without notice to investors. These waivers are not subject to recapture or recoupment.

DISTRIBUTION AND SHAREHOLDER SERVICING FEES:

The Company has adopted a 12b-1 Plan, for each series, except the Primary and Money Market Funds, with respect to each series' Class A shares and Class B shares (the "Class A Plan" and the "Class B Plan", respectively and collectively, the "Plans"). The Plans permit each class a distribution fee to compensate SM&R, or enable SM&R to compensate other persons, including Distributors, for distribution costs such as service fees paid to dealers, printing and distribution of prospectuses to prospective investors, sales literature and other sales and distribution related activities. The Plans also permit a shareholder servicing fee to compensate SM&R, or enable SM&R to compensate Service Providers, for providing ongoing servicing to shareholders of the Company.

These fees are computed as an annual percentage of the average daily net assets of each class of shares of a series, as follows:

                                                       DISTRIBUTION   SERVICE   TOTAL 12b-1
                                                            FEE         FEE         FEE
-------------------------------------------------------------------------------------------
GROWTH, EQUITY INCOME, BALANCED,
GOVERNMENT BOND AND TAX FREE FUNDS
  Class A Shares                                               0.25%                   0.25%
  Class B Shares                                               0.50%     0.25%         0.75%

ALGER TECHNOLOGY, ALGER AGGRESSIVE GROWTH,
ALGER SMALL-CAP AND ALGER GROWTH FUNDS
  Class A Shares                                               0.35%                   0.35%
  Class B Shares                                               1.00%        -          1.00%

For the year ended August 31, 2004, each series paid or accrued the following, as compensation under the Plans:

  Alger Technology Fund                        $     5,033
  Alger Aggressive Growth Fund                 $     9,016
  Alger Small-Cap Fund                         $     7,810
  Alger Growth Fund                            $    14,627
  Growth Fund                                  $    38,360
  Equity Income Fund                           $    71,567
  Balanced Fund                                $    30,694
  Government Bond Fund                         $    12,547
  Tax Free Fund                                $     5,842

SALES CHARGES:

During the year ended August 31, 2004, SM&R, as principal underwriter, received as sales charges on sales of capital stock of each series and made reallowances to dealers as follows:

                                              SALES CHARGE       SALES CHARGE
                                                 RECEIVE           REALLOWED
                                                 BY SM&R          TO DEALERS
-----------------------------------------------------------------------------
Alger Technology Fund                         $      6,052       $        143
Alger Aggressive Growth                       $     10,223       $        348
Alger Small-Cap Fund                          $      5,988       $        401
Alger Growth Fund                             $     12,531       $      1,221
Growth Fund                                   $     81,833       $      3,290
Equity Income Fund                            $    123,407       $      2,611
Balanced Fund                                 $     50,872       $        972
Government Bond Fund                          $      9,087       $        415
Tax Free Fund                                 $      1,043       $

For the year ended August 31, 2004, SM&R received $18,698 for contingent deferred sales charges imposed on the redemptions of Class B shares of capital stock of the series.

SM&R is a wholly-owned subsidiary of American National Insurance Company ("American National"). As of August 31, 2004, SM&R and American National had the following ownership in these series:

                                                                                                  AMERICAN NATIONAL
                                     SM&R                      AMERICAN NATIONAL                    SUBSIDIARIES
----------------------------------------------------------------------------------------------------------------------
                                      PERCENT OF SHARES               PERCENT OF SHARES              PERCENT OF SHARES
                             SHARES      OUTSTANDING        SHARES       OUTSTANDING       SHARES       OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
Growth Fund                  226,864         0.77%         1,128,858         3.82%        1,489,872         5.04%
Equity Income Fund            20,433         0.41%                 -            -                 -            -
Balanced Fund                151,513         9.08%            94,561         5.67%          272,570        16.34%
Government Bond Fund         653,737        22.85%           123,051         4.30%          891,197        31.15%
Tax Free Fund                163,905        12.35%                 -            -           822,307        61.96%
Primary Fund                  16,603         0.06%        23,484,406        88.88%            6,147         0.02%
Money Market Fund          1,197,167         1.26%        65,573,560        68.88%        6,979,965         7.33%

Through the investment sub-advisory agreement, Fred Alger Management, Inc. is affiliated with SM&R. As of August 31, 2004, Fred Alger Management, Inc. had the following ownership in these series:

                                                    PERCENT OF SHARES
                                      SHARES           OUTSTANDING
---------------------------------------------------------------------
Alger Technology Fund
                                      25,000               7.09%
Alger Aggressive Growth Fund
                                      25,000               7.70%
Alger Small-Cap Fund
                                      25,000               9.98%
Alger Growth Fund
                                      25,000               5.38%

The Company pays directors' fees and expenses for all the independent directors.

Fred Alger and Company, Incorporated ("Alger Inc.") is an affiliated broker-dealer of Fred Alger Management. During the year ended August 31, 2004, the Alger Technology Fund, Alger Aggressive Growth, Alger Small-Cap Fund and Alger Growth Fund paid commissions for portfolio transactions to Alger Inc., in the amount of $1,981, $3,937, $2,312 and $7,164, respectively.

INVESTMENTS INTO AFFILIATED MONEY MARKET FUNDS:

The Company has received an exemptive order issued by the Securities and Exchange Commission ("SEC") allowing the Company to sweep uninvested cash into the SM&R Money Market Fund. The SM&R Money Market Fund is one of the eleven funds included in the Company and is therefor considered to be affiliated. The transactions in investments in the affiliated money market for the year ended August 31, 2004 were:

     Purchases  $  20,031,267
     Sales      $  20,089,533

NOTE 3 -- COST, PURCHASES AND SALES OF INVESTMENT SECURITIES

Aggregate purchases and sales of investments in securities, other than commercial paper, were as follows:

                                      PURCHASES               SALES
                                    -------------         --------------
Alger Technology Fund
                                    $   2,124,030         $    1,809,576
Alger Aggressive Growth
                                    $   2,573,255         $    2,465,390
Alger Small-Cap Fund
                                    $   2,045,271         $    1,877,507
Alger Growth Fund
                                    $   4,200,242         $    3,726,903
Growth Fund
                                    $   5,540,456         $   11,121,605
Equity Income Fund
                                    $   7,527,258         $   12,974,806
Balanced Fund
                                    $   4,548,996         $    3,055,507
Government Bond Fund
                                    $  13,854,520         $   16,707,916
Tax Free Fund
                                    $     152,691         $    1,892,425
Primary Fund
                                    $   3,131,090         $    2,600,000

Gross unrealized appreciation and depreciation as of August 31, 2004, based on the cost for federal income tax purposes is as follows:

                                                          COST           APPRECIATION     DEPRECIATION
--------------------------------------------------------------------------------------------------------
Alger Technology Fund
                                                     $       902,609   $        51,777   $        86,186
Alger Aggressive Growth Fund
                                                     $     1,551,221   $       118,201   $        81,878
Alger Small-Cap Fund
                                                     $     1,408,993   $       139,681   $       110,050
Alger Growth Fund
                                                     $     2,452,379   $       143,021   $       176,629
Growth Fund
                                                     $    85,439,282   $    32,219,175   $     3,697,679
Equity Income Fund
                                                     $    95,887,890   $    27,652,563   $    10,373,883
Balanced Fund
                                                     $    25,901,500   $     4,691,852   $       620,495
Government Bond Fund
                                                     $    29,655,075   $       243,568   $       192,628
Tax Free Fund
                                                     $    13,377,659   $       722,786   $             -
Primary Fund
                                                     $    26,267,944   $       155,740   $       245,000

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

SM&R ALGER TECHNOLOGY FUND Year Ended August 31,

                                                                         2004                      2003
                                                               -----------------------   -----------------------
                                                                 SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
SALE OF CAPITAL SHARES:
  Class A                                                          76,763   $  229,178       89,106    $ 163,787
  Class B                                                          29,807       87,566       17,041       34,919
Total sale of capital shares                                      106,570      316,744      106,147      198,706

REDEMPTION OF CAPITAL SHARES OUTSTANDING:
  Class A                                                          (9,623)     (28,527)      (5,853)     (10,948)
  Class B                                                          (8,789)     (26,265)      (4,253)      (7,104)
Total redemptions of capital shares outstanding                   (18,412)     (54,792)     (10,106)     (18,052)
Net increase in capital shares outstanding                         88,158   $  261,952       96,041      180,654
Shares outstanding at beginning of year                           264,417                   168,376
Shares outstanding at end of year                                 352,575                   264,417

SM&R ALGER AGGRESSIVE GROWTH FUND Year Ended August 31,

                                                                         2004                     2003
                                                               -----------------------   -----------------------
                                                                 SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
SALE OF CAPITAL SHARES:
  Class A                                                          59,498   $  311,976       77,608   $  327,865
  Class B                                                          29,874      155,115       21,048       88,381
Total sale of capital shares                                       89,372      467,091       98,656      416,246

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                         (45,089)    (234,102)     (34,535)    (146,048)
  Class B                                                         (11,191)     (59,725)      (8,460)     (34,489)

Total redemptions of capital shares outstanding                   (56,280)    (293,827)     (42,995)  $ (180,537)
Net increase in capital shares outstanding                         33,092   $  173,264       55,661   $  235,709
Shares outstanding at beginning of year                           291,437                   235,776
Shares outstanding at end of year                                 324,529                   291,437

SM&R ALGER SMALL-CAP FUND Year Ended August 31,

                                                                         2004                     2003
                                                               -----------------------   -----------------------
                                                                 SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
SALE OF CAPITAL SHARES:
  Class A                                                          38,835   $  240,264       71,735   $  315,392
  Class B                                                          18,500      113,845       28,597      124,091
Total sale of capital shares                                       57,335      354,109      100,332      439,483

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                         (12,631)     (79,089)     (28,028)    (122,681)
  Class B                                                          (6,919)     (42,830)      (8,309)     (35,116)
Total redemptions of capital shares outstanding                   (19,550)    (121,919)     (36,337)    (157,797)
Net increase in capital shares outstanding                         37,785   $  232,190       63,995   $  281,686
Shares outstanding at beginning of year                           212,625                   148,630
Shares outstanding at end of year                                 250,410                   212,625

SM&R ALGER GROWTH FUND Year Ended August 31,

                                                                         2004                     2003
                                                               -----------------------   -----------------------
                                                                 SHARES       AMOUNT       SHARES       AMOUNT
----------------------------------------------------------------------------------------------------------------
SALE OF CAPITAL SHARES:
  Class A                                                         100,919   $  564,204       77,891   $  352,230
  Class B                                                          39,259      217,224       27,628      122,182
Total sale of capital shares                                      140,178      781,428      105,519      474,412

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class A                                                         (30,423)    (171,455)     (24,439)    (110,247)
  Class B                                                         (15,905)     (87,519)      (8,170)     (35,832)
Total redemptions of capital shares outstanding                   (46,328)    (258,974)     (32,609)    (146,079)
Net increase in capital shares outstanding                         93,850   $  522,454       72,910   $  328,333
Shares outstanding at beginning of year                           370,564                   297,654
Shares outstanding at end of year                                 464,414                   370,564

SM&R GROWTH FUND Year Ended August 31,

                                                                    2004                           2003
                                                         ---------------------------------------------------------
                                                          SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class T                                                 1,036,658   $   3,969,869      1,294,556   $   4,080,119
  Class A                                                   312,211       1,165,074        215,845         673,356
  Class B                                                   210,611         773,751        178,083         543,928
Total sale of capital shares                              1,559,480       5,908,694      1,688,484       5,297,403

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                   178,937         703,586        166,989         543,862
  Class A                                                     7,789          30,032          6,547          20,778
  Class B                                                     1,519           5,694            901           2,711
Total investment income dividends reinvested                188,245         739,312        174,437         567,351

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                                (2,713,858)    (10,458,533)    (3,702,391)    (11,595,618)
  Class A                                                  (195,072)       (732,135)      (438,935)     (1,322,058)
  Class B                                                  (104,786)       (393,854)      (214,947)       (662,188)
Total redemptions of capital shares outstanding          (3,013,716)    (11,584,522)    (4,356,273)    (13,579,864)
Net decrease in capital shares outstanding               (1,265,991)  $  (4,936,516)    (2,493,352)  $  (7,715,110)
Shares outstanding at beginning of year                  30,800,042                     33,293,394
Shares outstanding at end of year                        29,534,051                     30,800,042

SM&R EQUITY INCOME FUND Year Ended August 31,

                                                                   2004                           2003
                                                          --------------------------------------------------------
                                                          SHARES          AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class T                                                   151,449   $   3,396,666        163,042   $   3,070,746
  Class A                                                   113,356       2,427,248         90,653       1,642,882
  Class B                                                    53,879       1,136,604         78,644       1,369,294
Total sale of capital shares                                318,684       6,960,518        332,339       6,082,922

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                    53,868       1,200,006         66,034       1,238,312
  Class A                                                     4,242          92,286          4,000          73,101
  Class B                                                     2,882          60,204          3,241          57,761
Total investment income dividends reinvested                 60,992       1,352,496         73,275       1,369,174

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                                  (527,147)    (11,822,724)      (911,376)    (16,836,585)
  Class A                                                   (49,600)     (1,080,655)       (87,859)     (1,561,458)
  Class B                                                   (31,018)       (660,900)       (76,770)     (1,337,375)
Total redemptions of capital shares outstanding            (607,765)    (13,564,279)    (1,076,005)    (19,735,418)
Net decrease in capital shares outstanding                 (228,089)  $  (5,251,265)      (670,391)  $ (12,283,322)
Shares outstanding at beginning of year                   5,231,929                      5,902,320
Shares outstanding at end of year                         5,003,840                      5,231,929

SM&R BALANCED FUND Year Ended August 31,

                                                                          2004                                2003
                                                            ---------------------------------------------------------------------
                                                                 SHARES           AMOUNT             SHARES           AMOUNT
                                                            ---------------------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class T                                                          62,069    $     1,173,999             63,682   $     1,009,907
  Class A                                                          76,425          1,347,439             75,124         1,162,866
  Class B                                                          38,671            686,949             45,999           716,608
Total Sale of Capital shares                                      177,165          3,158,387            184,805         2,889,381

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                          19,570            353,059             27,285           436,436
  Class A                                                           3,892             68,100              4,909            76,392
  Class B                                                           1,964             34,600              2,567            40,298
Total investment income dividends reinvested                       25,426            455,759             34,761           553,126

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
  Class T                                                          14,509            259,992
  Class A                                                           2,612             45,377                  -                 -
  Class B                                                           1,701             29,862                  -                 -
Total distributions from net realized gains reinvested:            18,822            335,231                                    -

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                                        (100,111)        (1,813,917)          (152,989)       (2,427,260)
  Class A                                                         (37,694)          (667,301)           (74,555)       (1,159,415)
  Class B                                                         (15,042)          (264,459)           (39,905)         (628,728)
Total redemptions of capital shares outstanding                  (152,847)        (2,745,677)          (267,449)       (4,215,403)
Net increase (decrease) in capital shares outstanding              68,566    $     1,203,700            (47,883)  $      (772,896)
Shares outstanding at beginning of year                         1,599,424                             1,647,307
Shares outstanding at end of year                               1,667,990                             1,599,424

SM&R GOVERNMENT BOND FUND Year Ended August 31,

                                                                          2004                                2003
                                                            ---------------------------------------------------------------------
                                                                  SHARES          AMOUNT               SHARES          AMOUNT
                                                            ---------------------------------------------------------------------
SALE OF CAPITAL SHARES:
  Class T                                                          43,336    $       455,315            252,906   $     2,734,200
  Class A                                                          23,001            245,659             78,358           858,856
  Class B                                                          14,598            155,483            119,318         1,304,310
Total Sale of Capital shares                                       80,935            856,457            450,582         4,897,366

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                          55,114            578,455             93,203         1,007,451
  Class A                                                           2,120             22,557              4,173            45,640
  Class B                                                           1,997             21,246              3,818            41,758
Total investment income dividends reinvested                       59,231            622,258            101,194         1,094,849

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
  Class T                                                          72,885            761,648
  Class A                                                           2,742             29,006                  -                 -
  Class B                                                           3,736             39,494                  -
Total distributions from net realized gains reinvested:            79,363            830,148                                    -

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                                        (142,256)        (1,497,308)          (207,111)       (2,258,130)
  Class A                                                         (50,225)          (537,556)           (71,706)         (781,195)
  Class B                                                         (66,003)          (704,682)           (39,990)         (437,505)
Total redemptions of capital shares outstanding                  (258,484)        (2,739,546)          (318,807)       (3,476,830)
Net increase (decrease) in capital shares outstanding             (38,955)   $      (430,683)           232,969   $     2,515,385
Shares outstanding at beginning of year                         2,900,051                             2,667,082
Shares outstanding at end of year                               2,861,096                             2,900,051

SM&R TAX FREE FUND Year Ended August 31,

                                                                    2004                          2003
                                                          -------------------------     -------------------------
                                                           SHARES          AMOUNT           SHARES        AMOUNT
                                                          -------------------------------------------------------
SALES OF CAPITAL SHARES:
  Class T                                                     26,360    $    287,510         68,922    $   748,476
  Class A                                                      2,449          26,742         35,017        383,329
  Class B                                                     16,947         182,000          8,174         89,258
Total sale of capital shares                                  45,756         496,252        112,113      1,221,063

INVESTMENT INCOME DIVIDENDS REINVESTED:
  Class T                                                     44,800         480,180         47,349        512,152
  Class A                                                      2,041          22,085          2,073         22,631
  Class B                                                      1,579          17,071          1,615         17,631
Total investment income dividends reinvested                  48,420         519,336         51,037        552,420

DISTRIBUTIONS FROM NET REALIZED GAINS REINVESTED:
  Class T                                                      2,343          25,417                             -
  Class A                                                        105           1,149                             -
  Class B                                                         91             998              -
Total distributions from net realized gains reinvested:        2,539          27,564                             -

REDEMPTIONS OF CAPITAL SHARES OUTSTANDING:
  Class T                                                   (102,397)     (1,093,102)       (15,012)      (162,539)
  Class A                                                    (14,496)       (157,303)       (12,316)      (134,925)
  Class B                                                    (15,423)       (166,543)       (10,479)      (114,821)
Total redemptions of capital shares outstanding             (132,316)     (1,416,948)       (37,807)      (412,285)
Net increase (decrease) in capital shares outstanding        (35,601)   $   (373,796)       125,343    $ 1,361,198
Shares outstanding at beginning of year                    1,362,777                      1,237,434
Shares outstanding at end of year                          1,327,176                      1,362,777

SM&R PRIMARY FUND Year Ended August 31,

                                                                    2004                          2003
                                                        ---------------------------   ----------------------------
                                                           SHARES         AMOUNT          SHARES        AMOUNT
                                                        ------------   ------------   ------------   -------------
Sale of capital shares                                     2,094,512   $  2,073,568      3,763,133    $  3,729,719
Investment income dividends reinvested                       203,831        201,793        358,525         355,830
Redemptions of capital shares outstanding                 (3,554,816)    (3,519,268)    (3,901,482)     (3,864,700)
Net increase (decrease) in capital shares outstanding     (1,256,473)  $ (1,243,907)       220,176    $    220,849
Shares outstanding at beginning of year                   27,678,420                    27,458,244
Shares outstanding at end of year                         26,421,947                    27,678,420

SM&R MONEY MARKET Year Ended August 31,

                                                                    2004                          2003
                                                        ----------------------------   ----------------------------
                                                           SHARES          AMOUNT          SHARES        AMOUNT
                                                        -----------------------------------------------------------
Sale of capital shares                                   232,967,298  $  232,967,298    222,003,976  $  222,003,976
Investment income dividends reinvested                       450,077         450,077        951,422         951,422
Redemptions of capital shares outstanding               (241,684,944)   (241,684,944)  (274,096,302)   (274,096,302)
Net increase (decrease) in capital shares outstanding     (8,267,569) $   (8,267,569)   (51,140,904) $  (51,140,904)
Shares outstanding at beginning of year                  103,469,103                    154,610,007
Shares outstanding at end of year                         95,201,534                    103,469,103

RECLASSIFICATION OF CAPITAL ACCOUNTS:

The Company accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies. For the year ended August 31, 2004, each series recorded the following reclassification to the accounts listed below:

                                                         ACCUMULATED NET         ACCUMULATED NET
                                     PAID IN CAPITAL     INVESTMENT LOSS          REALIZED LOSS
------------------------------------------------------------------------------------------------
Alger Technology Fund                   $ (19,510)          $  19,510                        -
Alger Aggressive Growth Fund            $ (26,496)          $  26,496                        -
Alger Small Cap Fund                    $ (26,759)          $  26,759                        -
Alger Growth Fund                       $ (31,598)          $  31,598                        -
Growth Fund                             $  46,836           $   9,421                $ (56,257)
Equity Income Fund                      $  63,099           $     (64)               $ (63,035)
Balanced Fund                           $  12,156           $   1,994                $ (14,150)
Government Bond Fund                    $     (22)                                   $      22
Tax Free Fund                           $      29           $      (8)               $     (21)
Primary Fund                            $      88                   -                $     (88)

NOTE 5 -- DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the following years ended August 31:

                                                               2004          2003
------------------------------------------------------------------------------------
SM&R GROWTH FUND

CLASS T
Distributions paid from:
  Ordinary income                                          $   720,998   $   557,596
  Long-term capital gain                                             -             -
                                                           -------------------------
                                                           $   720,998   $   557,596
                                                           =========================
CLASS A
Distributions paid from:
  Ordinary income                                          $    30,045   $    20,780
  Long-term capital gain                                             -             -
                                                           -------------------------
                                                           $    30,045   $    20,780
                                                           =========================
CLASS B
Distributions paid from:
  Ordinary income                                          $     5,732   $     2,731
  Long-term capital gain                                             -             -
                                                           -------------------------
                                                           $     5,732   $     2,731
                                                           =========================

SM&R BALANCED FUND

CLASS T
Distributions paid from:
  Ordinary income                                          $   365,311   $   451,037
  Long-term capital gain                                       264,673             -
                                                           -------------------------
                                                           $   629,984   $   451,037
                                                           =========================
CLASS A
Distributions paid from:
  Ordinary income                                          $    68,108   $    76,409
  Long-term capital gain                                        45,377             -
                                                           -------------------------
                                                           $   113,485   $    76,409
                                                           =========================
CLASS B
Distributions paid from:
  Ordinary income                                          $    35,072   $    40,931
  Long-term capital gain                                        30,287             -
                                                           -------------------------
                                                           $    65,359   $    40,931
                                                           =========================

SM&R EQUITY INCOME FUND

CLASS T
Distributions paid from:
  Ordinary income                                          $ 1,247,477   $ 1,284,991
  Long-term capital gain                                             -             -
                                                           -------------------------
                                                           $ 1,247,477   $ 1,284,991
                                                           =========================
CLASS A
Distributions paid from:
  Ordinary income                                          $    92,552   $    73,915
  Long-term capital gain                                             -             -
                                                           -------------------------
                                                           $    92,552   $    73,915
                                                           =========================
CLASS B
Distributions paid from:
  Ordinary income                                          $    60,397   $    58,246
  Long-term capital gain                                             -             -
                                                           -------------------------
                                                           $    60,397   $    58,246
                                                           =========================

SM&R GOVERNMENT BOND FUND

CLASS T
Distributions paid from:
  Ordinary income                                          $   739,715   $ 1,026,403
  Long-term capital gain                                       619,475             -
                                                           -------------------------
                                                           $ 1,359,190   $ 1,026,403
                                                           =========================
CLASS A
Distributions paid from:
  Ordinary income                                          $    28,389   $    45,677
  Long-term capital gain                                        23,324             -
                                                           -------------------------
                                                           $    51,713   $    45,677
                                                           =========================
CLASS B
Distributions paid from:
  Ordinary income                                          $    29,374   $    43,390
  Long-term capital gain                                        31,759             -
                                                           -------------------------
                                                           $    61,133   $    43,390
                                                           =========================

DISTRIBUTIONS TO SHAREHOLDERS:
The tax character of distributions paid during the following years ended August 31:

                                                               2004          2003
------------------------------------------------------------------------------------
SM&R TAX FREE FUND

CLASS T
Distributions paid from:
  Ordinary income                                          $   510,895   $   541,077
  Long-term capital gain                                        26,744             -
                                                           -------------------------
                                                           $   537,639   $   541,077
                                                           =========================
CLASS A
Distributions paid from:
  Ordinary income                                          $    22,086   $    22,631
  Long-term capital gain                                         1,149             -
                                                           -------------------------
                                                           $    23,235   $    22,631
                                                           =========================
CLASS B
Distributions paid from:
  Ordinary income                                          $    19,572   $    18,736
  Long-term capital gain                                         1,146             -
                                                           -------------------------
                                                           $    20,718   $    18,736
                                                           =========================

SM&R PRIMARY FUND

CLASS T
Distributions paid from:
  Ordinary income                                          $   222,772   $   376,143
                                                           -------------------------
                                                           $   222,772   $   376,143
                                                           =========================

SM&R MONEY MARKET FUND

Distributions paid from:
  Ordinary income                                          $   483,068   $ 1,000,180
                                                           -------------------------
                                                           $   483,068   $ 1,000,180
                                                           =========================

NOTE 5    DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

TAX COMPONENTS OF NET ASSETS:
As of August 31, 2004, the components of net assets on a tax basis were as follows:

ALGER TECHNOLOGY FUND
Unrealized appreciation
  (depreciation) - investments                            $      (34,409)
Capital loss carryforward                                       (302,021)
Paid in capital                                                1,198,023
  TOTAL NET ASSETS                                        $      861,593

ALGER AGGRESSIVE GROWTH FUND
Unrealized appreciation
  (depreciation) - investments                            $       36,323
Capital loss carryforward                                       (333,235)
Paid-in-capital                                                1,845,166
TOTAL NET ASSETS                                          $    1,548,254

ALGER SMALL CAP FUND
Unrealized appreciation
  (depreciation) - investments                            $       29,631
Capital loss carryforward                                         (1,991)
Paid-in-capital                                                1,404,139
  TOTAL NET ASSETS                                        $    1,431,779

ALGER GROWTH FUND
Unrealized appreciation
  (depreciation) - investments                            $      (33,608)
Capital loss carryforward                                       (388,701)
Paid in capital                                                7,826,939
  TOTAL NET ASSETS                                        $    2,404,630

GROWTH FUND
Undistributed ordinary income                             $      147,481
Unrealized appreciation
  (depreciation) - investments                                28,571,496
Capital loss carryforward                                    (28,904,106)
Paid in capital                                              114,372,823
TOTAL NET ASSETS                                          $  114,137,694

EQUITY INCOME FUND
Undistributed ordinary income                             $      213,336
Unrealized appreciation
  (depreciation) - investments                                17,278,680
Undistributed capital gains                                    2,520,748
Paid-in-capital                                               93,227,722
  TOTAL NET ASSETS                                        $  113,240,486

TAX COMPONENTS OF NET ASSETS:
As of August 31, 2004, the components of net assets on a tax basis were as follows:

BALANCED FUND
Undistributed ordinary income                             $       74,012
Unrealized appreciation
  (depreciation) - investments                                 4,071,357
Undistributed capital gains                                       93,612
Paid-in-capital                                               25,907,856
  TOTAL NET ASSETS                                        $   30,146,837

GOVERNMENT BOND FUND
Undistributed ordinary income                             $           19
Unrealized appreciation
  (depreciation) - investments                                    50,940
Undistributed capital gains                                       17,228
Paid-in-capital                                               29,796,181
  TOTAL NET ASSETS                                        $   29,864,368

TAX FREE FUND
Undistributed ordinary income                             $        2,558
Unrealized appreciation
  (depreciation) - investments                                   722,786
Paid-in-capital                                               13,507,003
  TOTAL NET ASSETS                                        $   14,232,347

PRIMARY FUND
Unrealized appreciation
  (depreciation) - investments                            $      (89,260)
Capital loss carryforward                                       (141,340)
Paid in capital                                               26,427,999
  TOTAL NET ASSETS                                        $   26,197,399

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS
(UNAUDITED)

Beginning with its first and third fiscal quarters ending on or after July 9, 2004, SM&R Investments, Inc. will file its complete schedule of portfolio holdings with the SEC on Form N-Q. The Company's Form N-Q will be available without charge, upon request, by calling 1-800-231-4639. Furthermore, you can obtain the Form N-Q on the SEC at www.sec.gov.

                             PERSONAL NOTES SECTION

                Report of Independent Registered Accounting Firm


To the Shareholders and Board of Directors
SM&R Investments, Inc.
League City, Texas

We have audited the accompanying statements of assets and liabilities of SM&R Investments, Inc. comprised of SM&R Alger Technology Fund, SM&R Alger Aggressive Growth Fund, SM&R Alger Small-Cap Fund, SM&R Alger Growth Fund, SM&R Growth Fund, SM&R Equity Income Fund, SM&R Balanced Fund, SM&R Government Bond Fund, SM&R Tax Free Fund, SM&R Primary Fund and SM&R Money Market Fund, including the schedule of investments as of August 31, 2004, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the four years ended August 31, 2004) and (with respect to Growth, Equity Income and Balanced Funds for each of the two years in the period ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the three years in the period ended August 31, 2004). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each fund comprising SM&R Investments, Inc. as of August 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (with respect to the Alger Technology, Alger Aggressive Growth, Alger Small-Cap and Alger Growth Funds for the four years ended August 31, 2004) and (with respect to Growth, Equity Income and Balanced Funds for each of the two years in the period ended December 31, 2000, for the period January 1, 2001 to August 31, 2001 and for the three years in the period ended August 31, 2004), in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER
PHILADELPHIA, PENNSYLVANIA
OCTOBER 8, 2004

                        SUPPLEMENTAL INFORMATION (UNAUDITED)

Information pertaining to the Directors of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling
(800)231-4639.

                              INDEPENDENT DIRECTORS

                                                                                                                        NUMBER OF
                                                                                                                     PORTFOLIOS IN
                                                                                                                     FUND COMPLEX
                              POSITION(S) HELD      TERM OF OFFICE AND               PRINCIPAL OCCUPATION(S)           OVERSEEN
NAME, ADDRESS, & AGE              WITH FUND        LENGTH OF TIME SERVED             DURING PAST 5 YEARS              BY DIRECTOR
------------------------------------------------------------------------------------------------------------------------------------
Ernest S. Bartutt, Ph. D.     - Director           Indefinite Since 8/90      -  Marie B. Gale Centennial                  19*
245D South Shore Blvd.        - Audit Committee                                  Professor in Psychiatry,
League City, TX 77573                              Indefinite Since 12/97        Cognitive Neuroscience
Age 79                                                                           Laboratory, Department of
                                                                                 Psychiatry and Behavioral
                                                                                 Sciences, University of Texas
                                                                                 Medical Branch

Edwin K. Nolan                - Director           Indefinite Since 11/97     -  Investor and Attorney, Law                19*
2450 South Shore Blvd.        - Nominating         Indefinite Since 11/00        Offices, Edwin K. Nolan, P.C.
League City, TX 77573           Committee                                        Director/Owner of Canyon Lake
Age 61                        - Audit Committee    Indefinite Since 11/03        Aviation, Inc.
                                                                              -  Director of Hancock Mini Mart,
                                                                                 Inc.

Robert V. Shattuck            - Director           Indefinite Since 11/97     -  Attorney, Law Offices, Robert V.          19*
2450 South Shore Blvd.        - Nominating         Indefinite Since 11/00        Shattuck, Jr.
League City, TX 77573           Committee
Age 62

Donald P. Stevens             - Director           Indefinite Since 9/00      -  Assistant to the President for            19*
2450 South Shore Blvd.        - Nominating         Indefinite Since 11/00        Governmental Relations of the
League City, TX 77573           Committee                                        University of Texas Medical
Age 57                                                                           Branch, Galveston, TX
                                                                              -  Vice President and Director,
                                                                                 Jurnail Galveston Foundation (a
                                                                                 family charitable foundation)

Steven H. Stubbs              - Director           Indefinite Since 9/00      -  President and Director of                 19*
2450 South Shore Blvd.        - Audit Committee    Indefinite Since 8/03         Dancing Rabbit Press, Inc. (a
League City, TX 77573           Chairman                                         publishing company)
Age 65                                                                        -  Director, Neshoba County Public
                                                                                 Library

                              INTERESTED DIRECTORS

Michael W. McCroskey (1)      President &          Indefinite Since 8/94      -  President, CEO, Director and              19*
2450 South Shore Blvd.        Director                                           member of Executive Committee of
League City, TX 77573                                                            Securities Management and
Age 61                                                                           Research, Inc. (SM&R)^
                                                                              -  Executive Vice President and
                                                                                 Treasurer of American National
                                                                                 Insurance Company
                                                                              -  Director and President of ANREM
                                                                                 Corporation (real estate
                                                                                 management company)^
                                                                              -  President and Director of ANTAC
                                                                                 Corporation (real estate
                                                                                 management company)^
                                                                              -  Director of Comprehensive
                                                                                 Investment Services, Inc.
                                                                                 (investment services company)^
                                                                              -  Vice President of Garden State
                                                                                 Life Insurance Company^
                                                                              -  Vice President of American
                                                                                 National Property & Casualty
                                                                                 Company^
                                                                              -  Vice President of Standard Life &
                                                                                 Accident Insurance Company^
                                                                              -  Vice President of Pacific
                                                                                 Property and Casualty Company^
                                                                              -  Assistant Secretary of American
                                                                                 National General Insurance
                                                                                 Company^
                                                                              -  Assistant Secretary of American
                                                                                 National Life Insurance Company
                                                                                 of Texas^
                                                                              -  Vice President of Farm Family
                                                                                 Life Insurance Company^
                                                                              -  Vice President of Farm Family
                                                                                 Casualty Insurance Company^
                                                                              -  Vice President of United Farm
                                                                                 Family Insurance Company^

Leo McLeod Mathews (2)        Director             Indefinite Since 8/94      -  Communications Specialist,                19*
2450 South Shore Blvd.                                                           National Western Life Insurance
League City, TX 77573                                                            Company 5/02-present
Age 42                                                                        -  Director of Garden State Life
                                                                                 Insurance Company^
                                                                              -  Senior Communications
                                                                                 Specialist, Texas Guaranteed
                                                                                 Student Loan Corporation
                                                                                 1/01-5/02
                                                                              -  Internal Publications Manager,
                                                                                 Tivoli Software 4/00-1/01
                                                                              -  Communications Consultant, Texas
                                                                                 Association of School Boards
                                                                                 8/99-4/00
                                                                              -  Technical Writer/Publications
                                                                                 Editor, National Western Life
                                                                                 Insurance Company 1/92-8/99

Ann McLeod Moody (3)          Director             Indefinite Since 11/97     -  Housewife, Personal Investments           19*
2450 South Shore Blvd.                                                        -  Director of Moody Gardens, Inc.
League City, TX 77573                                                            (a charitable organization)
Age 67

Jamie G. Williams (4)         Director             Indefinite Since 11/97     -  Regional Grants Director, The             19*
2450 South Shore Blvd.                                                           Moody Foundation (a charitable
League City, TX 77573                                                            foundation)
Age 58                                                                        -  Academic Language therapist and
                                                                                 Educational Consultant Director,
                                                                                 Center for Computer Assistance
                                                                                 to the Disabled (C-CAD)

                                    OFFICERS

Michael W. McCroskey          President &          Indefinite/Since 8/94      -  SEE INTERESTED DIRECTOR TABLE ABOVE       19*
2450 South Shore Blvd.        Director**
League City, TX 77573
Age 61

Brenda T. Koelemay            Vice President       Indefinite/Since 1992      -  Vice President & Treasurer of SM&R        19*
2450 South Shore Blvd.        & Treasurer**
League City, TX 77573
Age 49

Teresa E. Axelson             Vice President       Indefinite/Since 1983      -  Vice President & Secretary of SM&R        19*
2450 South Shore Blvd.        & Secretary**
League City, TX 77573
Age 56

INTERESTED DIRECTOR RELATIONSHIP

(1) Mr. McCroskey serves as an officer and director of SM&H, the Fund's investment advisor. He also serves as an officer of SM&R's parent company, American National Insurance Company ("American National").

(2) Ms. Matthews is the step-daughter of Robert I. Moody. Mr. Moody is the Chairman of the Board and Chief Executive Officer of American National, the parent of SM&R. Mr. Moody is also a trustee of The Moody Foundation, a charitable foundation established for charitable and educational purposes, which owns approximately 23.3% of the outstanding common shares of American National, and he serves as Chairman of the Board and Chief Executive Officer of The Moody National Bank of Galveston (the "Bank"), which, in its capacity as trustee and custodian, votes approximately 46.8% of the outstanding common shares of American National. Mr. Moody is also the President and a director of the companies owning the controlling interests in such bank, and he is a life income beneficiary of one of such trusts.

     Ms. Mathews is the daughter of Fund director Ann McLeod Moody

(3) Mr. Moody is the spouse of Robert L. Moody. See footnote 2 above. Ms. Moody is the mother of Fund director Lea McLeod Mathews.

(4) Ms. Williams is an employee of The Moody Foundation, which owns approximately 23.3% of American National, the parent of SM&R


FOOT NOTES

* Also a Director of American National Investment Accounts, Inc., another investment company advised by SM&R, which has 11 portfolios.

^    Under control of American National

#    Under common control with American National.

** Positions also held with American National Investment Accounts, Inc., another investment company advised by SM&R.

FUNDS LISTING
   SM&R Alger Technology Fund
   SM&R Alger Aggressive Growth Fund
   SM&R Alger Small-Cap Fund
   SM&R Alger Growth Fund
   SM&R Growth Fund
   SM&R Equity Income Fund
   SM&R Balanced Fund
   SM&R Government Bond Fund
   SM&R Tax Free Fund
   SM&R Primary Fund
   SM&R Money Market Fund

HOW TO REACH US:
   Investor Services: 800.231.4639
   Fund Quotes and Investor Hotline: 877.239.2049
   Sales and Marketing: 800.526.8346
   To Request a Prospectus: 800.231.4639
   Visit our website at: www.smrinvest.com

Securities Management and Research, Inc.
   Manager & Distributor / Member NASD, SIPC
   2450 South Shore Blvd., Suite 400
   League City, TX 77573 - 281.334.2469


DIRECTORS
   Ernest S. Barratt, Ph.D.
   Lea McLeod Matthews
   Michael W. McCroskey
   Ann McLeod Moody
   Edwin K. Nolan
   Robert V. Shattuck, Jr.
   Donald P. Stevens
   Steven H. Stubbs
   Jamie G. Williams

OFFICERS
   Michael W. McCroskey, President
   Brenda T. Koelemay, Vice President and Treasurer
   Teresa E. Axelson, Vice President and Secretary

INVESTMENT ADVISOR AND MANAGER
   Securities Management and Research, Inc.
   P.O. Box 58969 - Houston, TX  77258-8969

CUSTODIAN
   Securities Management and Research, Inc.
   P.O. Box 58969 - Houston, TX  77258-8969

LEGAL COUNSEL
   Greer, Herz & Adams, L.L.P.
   One Moody Plaza - Galveston, Texas 77550

UNDERWRITER AND REDEMPTION AGENT
   Securities Management and Research, Inc.
   P.O. Box 58969 - Houston, TX  77258-8969

TRANSFER AGENT, REGISTRAR AND DIVIDEND PAYING AGENT
   Securities Management and Research, Inc.
   P.O. Box 58969 - Houston, TX  77258-8969

INDEPENDENT  AUDITORS
   Tait, Weller & Baker
   1818 Market Street, Suite 2400
   Philadelphia, PA  19103

ITEM 2.  CODE OF ETHICS

Adoption of a Code of Ethics for Senior Officers

WHEREAS, the Fund's management recommends to the Board the adoption of a Senior Officer Code of Ethics in compliance with the Sarbanes-Oxley Act;

ACCORDINGLY BE IT FURTHER RESOLVED, that the following resolution is hereby adopted and approved:

BE IT RESOLVED, that the SM&R Family of Funds adopts the Senior Officers Code of Ethics as follows:

THE SM&R FAMILY OF FUNDS
CODES OF ETHICS FOR SENIOR OFFICERS

STATEMENT OF GENERAL PRINCIPLES

The Board of Directors of the SM&R Family of Funds (the "Funds") have adopted this Code of Ethics ("Code") applicable to their Principal Executive Officer and Principal Financial and Accounting Officer and others who may serve in similar functions (the "Covered Officers") to promote:

* Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* Full, fair, accurate, timely and understandable disclosure in documents filed with the Securities and Exchange Commissions ("SEC") and in other public communications;

* Compliance with applicable governmental laws, rules and regulations;

* The prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

* Accountability for adherence to the Code.

No Code can address every situation that a Senior Officer might face.   As a
guiding principle, Senior Officers should adhere to a high standard of business ethics and strive to implement the spirit as well as the letter of applicable laws, rules and regulations, and to provide the type of clear and complete disclosure and information that Fund shareholders have a right to expect.

SECTION 1. HONEST AND ETHICAL CONDUCT

Each Covered Officer named in Exhibit A of this Code owes a duty to the Funds and the Funds shareholders to act with integrity and honesty in the conduct of his/her duties and responsibilities while maintaining the confidentiality of
information.   Integrity requires, among other things, being honest and candid.
Deceit and subordination of principle are inconsistent with integrity.

SECTION 2.  AVOIDANCE OF CONFLICTS OF INTEREST

	Definition:
A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Funds. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Funds.

Covered Officers must avoid any actual or apparent conflict of interest, direct or indirect, between personal and professional relationships. A Covered Officer should not engage in personal, business or professional relationships or dealings which would impair his/her independence or judgement or adversely affect the performance of his/her duties in the best interests of the Funds and its shareholders. Any relationship or dealing that would present a conflict for a Covered Officer could also present a conflict if it is related to a member of his/her immediate family.

Certain conflicts of interest covered by this Code arise out of the relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 and the Investment Advisers Act of 1940. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

It is recognized by the Board that, conflicts may arise from, or as a result of, the contractual relationship between the Funds and the investment adviser of which the Covered Officers are also officers or employees. As a result, the Board recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Funds. The Board recognizes that participation of the Covered Officers in such activities is inherent in the contractual relationship between the Funds and the adviser and is consistent with the expectation of the Board of the performance by the Covered Officers of their duties as officers of the Funds.

Each Covered Officer must:

* Handle any actual or apparent conflict of interest ethically;
* Avoid conflicts of interest wherever possible;
* Not use his/her personal influence or personal relationships to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of any of the Funds;
* Not cause any of the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of any of the Funds;

Not use knowledge of portfolio transactions made or contemplated for the Funds to profit or cause others to profit, by market effect of such transactions;

Some conflict of interest or potential conflict of interest situations should always be discussed with the Funds Legal Counsel, if material, include:

* Service as a director on the board of any public or private company;
* Any outside business activity that detracts from an individual's ability to devote appropriate time and attention to his/her responsibilities with the Funds;
* The receipt of any entertainment from any company with which the Funds have current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety or other formulation as the Funds already use in another code of ethics or conduct;
* A direct ownership interest in, or any consulting or employment relationship with, any of the Funds; service providers, other than its investment adviser, principal underwriter, or other SM&R and its parent organization's affiliated entities and other than a de minimis ownership interest (for purposes of this section of the Code an ownership interest of 1% or less shall constitute a de minimis ownership interest, and any ownership interest of more than 1% creates a rebuttable presumption that there may be a material conflict of interest); and
* A direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment with SM&R, its subsidiaries, its parent organizations and any affiliates or subsidiaries thereof, such as compensation or equity ownership,and other than an interest arising from a de minimis ownership interest in a company with the Funds execute portfolio transactions or a company that receives commissions or other fees related to its sales and redemptions of shares of the Funds (for purposes of this section of the Code an ownership interest of 1% or less shall constitute a de minimis ownership interest, and an ownership interest of more than 1% creates a rebuttable presumption that there may be a material conflict of interest).

SECTION 3.  DISCLOSURE

Covered Officers have a supervisory role with respect to the financial information included in reports filed with regulatory agencies and public disclosures by the Funds, and have particular responsibilities in connection with these communications.

Therefore, Each Covered Officer must:

* familiarize himself/herself with the disclosure requirements applicable to the Funds as well as the business and financial operations of the Funds;
* not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds directors and auditors, and to governmental regulators and self-regulatory organizations;
* ensure that reasonable steps are taken within his/her area of responsibility and consult with other officers and employees of the Funds and the adviser to promote full, fair, accurate, timely and understandable disclosure in all regulatory filings, as well as when communicating with the Funds' shareholders or the general public, in accordance with applicable law.

SECTION 4. COMPLIANCE

It is each Funds policy to comply in all material respects with all applicable
governmental laws, rules and regulations.   It is the personal responsibility
of each Covered Officer to adhere to the standards and restrictions imposed by those laws, rules and regulations, including those relating to affiliated transactions, accounting and auditing matters.

SECTION 5.  REPORTING AND ACCOUNTABILITY

Each Covered Officer must:

* Upon receipt of the Code or upon becoming a Covered Officer, sign and submit to the Chief Compliance Officer of the Funds an acknowledgement stating that he/she has received, read and understands the Code;
* Annually thereafter submit a form to the Chief Compliance Officer of the Funds confirming that he/she has received, read and understands the Code and has complied with the requirements of the Code;
* Notify Legal Counsel promptly if he/she becomes aware of any existing or potential violation of this Code;.
* Not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith.

Except as described otherwise below, Legal Counsel is responsible for applying this Code to specific situations in which questions are presented to him/her and has the authority to interpret this Code in any particular situation.
Legal Counsel shall take all action he/she considers appropriate to investigate any actual or potential violations reported to him/her. Legal Counsel is authorized to consult, as appropriate, with Chairman of the Audit Committee of the Board and is encouraged to do so.

Legal Counsel is responsible for granting waivers and determining sanctions, as appropriate. Additionally, the Chairman of the Audit Committee may also consider approvals, interpretations, or waivers sought by the Covered Officers.


The Funds will follow these procedures in investigating and enforcing this Code;

* Legal Counsel will take all appropriate action to investigate any potential violations reported to him/her;
* violations and potential violations will be reported to the Chairman of the Audit Committee of the Board after the investigation has been completed;
* if the Chairman of the Audit Committee determines that a violation has occurred, he/she will inform the Board, which will take all appropriate disciplinary or preventive action;
* appropriate disciplinary action, may include a letter of censure, suspension, dismissal or, in the event of criminal or other serious violations of law, notification to the SEC or other appropriate law enforcement authorities;
* Legal Counsel will be responsible for granting waivers, as appropriate; and
* any changes to or waivers of this Code will, to the extent required, be disclosed on Form N-CSR as provided by SEC rules.

SECTION 6.  OTHER POLICIES AND PROCEDURES

The Funds' and their investment adviser's and principal underwriter's codes of ethics under Rule 17j-1 of the Investment Company Act and the Corporate Policies and Conflict of Interest and Sensitive Transaction Policies of SM&R's parent, American National Insurance Company are separate requirements applying to the Covered Officers and others, and are not part of this Code.

SECTION 7.  AMENDMENTS

Any amendments to this Code, other than amendments to Exhibit A, must be in written form and approved or ratified by a majority vote of the Funds Boards, including a majority of the independent directors.


SECTION 8.  CONFIDENTIALITY

All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel.

SECTION 9.  INTERNAL USE

The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Funds, as to any fact, circumstance, or legal conclusion.



Date:     October 1, 2003

Exhibit A

Persons Covered by this Code of Ethics

Michael W. McCroskey, President, Chief Executive Officer

Brenda T. Koelemay, Chief Financial Officer

THE SM&R FAMILY OF FUNDS
CODES OF ETHICS FOR SENIOR OFFICERS

ACKNOWLEDGEMENT

I hereby acknowledged that I am a Principal Officer of the Funds and I am aware of and subject to the Funds' Code of Ethics. Accordingly, I have read and understood the requirements of the Code of Ethics and I am committed to fully comply with the Code of Ethics.

I recognize my obligations to promote:

1. Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2. Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Funds file with, or submit to, the Commission and in other public communications made by the Funds; and

3. Compliance with applicable governmental laws, rules and regulations.

Date:  November 8, 2004			Name:/S/ Michael W. McCroskey

					Title: President, Chief Executive Officer


THE SM&R FAMILY OF FUNDS
CODES OF ETHICS FOR SENIOR OFFICERS

ACKNOWLEDGEMENT

I hereby acknowledged that I am a Principal Officer of the Funds and I am aware of and subject to the Funds' Code of Ethics. Accordingly, I have read and understood the requirements of the Code of Ethics and I am committed to fully comply with the Code of Ethics.

I recognize my obligations to promote:

1. Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2. Full, fair, accurate, timely, and understandable disclosure in reports and documents that the Funds file with, or submit to, the Commission and in other public communications made by the Funds; and

3. Compliance with applicable governmental laws, rules and regulations.

Date:  November 8, 2004			Name:__/S/ Brenda T. Koelemay__

					Title:_Vice President, Chief Financial Officer

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Directors has determined that the registrant has at least one Audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Seven H. Stubbs. Mr. Stubbs is "independent" within the meaning of that term used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit fees for SM&R Investments, Inc. totaled approximately $76,800 in 2004 and approximately $74,700 in 2003, including fees associated with the annual audit and filings of the Portfolio's Form N-1A and Form N-SAR.]

Fees for tax services to SM&R Investments, Inc., including tax compliance, tax advice and tax planning, totaled approximately $8,250 in 2004 and $8,250 in 2003.

ITEM 5. [Reserved]

ITEM 6. [Reserved]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND
PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT
COMPANIES.

            Not applicable

ITEM 8. [Reserved]

ITEM 9. CONTROLS AND PROCEDURES

As of February 27, 2004, an evaluation was performed under the supervision and with the participation of the officers of SM&R Investments, Inc. (the "Company"), including the Chief Executive Officer ("CEO") and Chief
Financial Officer ("CFO"), of the effectiveness of the Company's disclosure controls and procedures. Based on that evaluation, the officers, including the CEO and CFO, conclude that, as of February 27, 2004, the company's disclosure controls and procedures were reasonably designed so as to ensure that material information relating to the Company is made known to the CEO and CFO. There have been no significant changes in the Company's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filling of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

(a) Not applicable.

(b) (1) In connection with the Certified Shareholder Report of SM&R Investments, Inc. (the "Company") on Form N-CSR for the period ended
August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael W. McCroskey, President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(2) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(3) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 29, 2004

	\S\ Michael W. McCroskey
	-------------------------------------
	President


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

(b) (1) In connection with the Certified Shareholder Report of SM&R Investments, Inc. (the "Company") on Form N-CSR for the period ended
August 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Brenda T. Koelemay, Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(2) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(3) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 29, 2004

	\S\ Brenda T. Koelemay
-------------------------------------
	Vice President and Treasurer


A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.